                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

                            PROSPECTUS--MAY 1, 2005

     A FLEXIBLE PREMIUM LIFE INSURANCE POLICY OFFERED TO TWO INSUREDS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT--I

     You can send service requests to us at either of the following addresses:

Variable Products Service Center             Variable Products Service Center
Madison Square Station                       51 Madison Avenue
P.O. Box 922                                 Room 651
New York, NY 10159                           New York, NY 10010

                or call our toll-free number: 1-800-598-2019

                    You can send premium payments to us at:

                            NYLIAC
                            75 Remittance Drive, Suite 3021
                            Chicago, IL 60675-3021

     This prospectus describes two flexible premium survivorship variable universal life insurance policies that New York Life Insurance and Annuity ("NYLIAC") issues. These policies offer life insurance protection on two insureds, with a life insurance benefit payable when the last surviving insured dies while the policy is in effect. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. Series 2 is a policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002. Unless otherwise indicated, all information in this prospectus applies to both series of policies.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction where such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAI") other than as contained in these materials or any attached supplements to them, or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Summary of Benefits and Risks........     4
  Benefits...........................     4
  Risks..............................     6
Table of Fees and Expenses...........     9
  Transaction Fees...................     9
  Periodic Charges Other Than Funds'
     Operating Expenses..............    10
  Annual Funds' Operating Expenses...    11
  Fund Annual Expenses...............    12
Definitions..........................    14
Management and Organization..........    15
  Insurer............................    15
  Your Policy........................    16
  About the Separate Account.........    16
  Our Rights.........................    17
     The Fixed Account and DCA Plus
       Account.......................    17
     How to Reach Us for Policy
       Services......................    17
     Funds and Eligible Portfolios...    19
     Investment Return...............    23
     Voting..........................    23
Charges Associated with the Policy...    24
  Loan Charges.......................    24
  Deductions from Premiums...........    24
     Sales Expense Charges...........    25
     State Tax Charge................    25
     Federal Tax Charge..............    25
  Deductions from Cash Surrender
     Value...........................    25
     Monthly Contract Charge.........    26
     Charge for Cost of Insurance
       Protection....................    26
     Mortality and Expense Risk
       Charge (Series 2 only)........    26
     Separate Account Administrative
       Charge (for Series 2).........    27
     Charge Per $1,000 of the Current
       Face Amount (for Series 2)....    27
     Charge for $1,000 of the Initial
       Face Amount (for Series 1)....    27
     Rider Charges...................    27
     Expense Allocation..............    27
  Separate Account Charges...........    28
     Mortality and Expense Risk
       Charge (For Series 1).........    28
     Administrative Charge (For
       Series 1).....................    28
     Charges for Federal Income
       Taxes.........................    28
     Fund Charges....................    28


                                        PAGE
                                        ----
  Transaction Charges................    29
     Surrender Charges...............    29
     Partial Withdrawal..............    29
     Transfer Charge.................    29
     Exercise of Living Benefits
       Charge........................    29
Description of the Policy............    29
  The Parties........................    29
     Policyowner.....................    29
     Insureds........................    30
     Beneficiary.....................    30
  The Policy.........................    30
     How the Policy is Available.....    31
     Policy Premiums.................    31
  Cash Value.........................    31
  Investment Divisions, the Fixed
     Account, and/or DCA Plus
     Account.........................    31
     Amount in the Separate
       Account.......................    31
     Amount in the Fixed Account
       and/or DCA Plus Account.......    32
     Transfers Among Investment
       Divisions, the Fixed Account,
       and the DCA Plus Account......    32
     Limits on Transfers.............    33
     Additional Benefits through
       Riders........................    35
     Options Available at No
       Additional Charge.............    36
       Policy Split Option...........    36
       Dollar Cost Averaging.........    36
       Automatic Asset
          Reallocation...............    37
       Interest Sweep................    37
       Dollar Cost Averaging Plus....    37
     Maturity Date...................    37
     Tax-Free "Section 1035"
       Insurance Policy Exchanges....    37
     24 Month Exchange Privilege.....    38
Premiums.............................    38
     Planned Premium.................    38
     Unplanned Premium...............    39
     Risk of Minimally Funded
       Policies......................    39
     Timing and Valuation............    39
     Free Look.......................    40
     Premium Payments................    40
     Check-O-Matic...................    40
     Premium Payments Returned for
       Insufficient Funds............    40
Policy Payment Information...........    41
     When Life Insurance Coverage
       Begins........................    41

                                        PAGE
                                        ----
     Changing the Face Amount of Your
       Policy........................    41
     Policy Proceeds.................    42
     Payees..........................    42
     When We Pay Policy Proceeds.....    43
     Death Claims....................    44
     Electing or Changing a Payment
       Option........................    45
     Changing Your Life Insurance
       Benefit Option................    46
  Additional Policy Provisions.......    47
     Limits on Our Rights to
       Challenge Your Policy.........    47
     Suicide.........................    47
     Misstatement of Age or Gender...    48
     Assignment......................    48
Partial Withdrawals and Surrenders...    48
  Partial Withdrawals................    48
     Amount Available to Withdraw....    48
     Requesting a Partial
       Withdrawal....................    48
     The Effect of a Partial
       Withdrawal (Series 1 only)....    49
     The Effect of a Partial
       Withdrawal (Series 2 only)....    49
  Surrenders.........................    50
     Cash Surrender Value............    50
     Requesting a Surrender..........    50
     When the Surrender is
       Effective.....................    50
     Surrender Charges...............    51
Loans................................    51
     Your Policy as Collateral for
       a Loan........................    51
     Loan Interest...................    51
     Interest on the Cash Value Held
       as Collateral.................    52
     When Loan Interest is Due.......    52

                                        PAGE
                                        ----
     Loan Repayment..................    52
     Excess Loan Condition...........    52
     The Effect of a Policy Loan.....    53
Termination and Reinstatement........    53
     Late Period.....................    53
     Reinstatement Option............    54
Federal Income Tax Considerations....    54
     Our Intent......................    54
     Diversification Standards and
       Control Issues................    56
     Life Insurance Status of the
       Policy........................    56
     Modified Endowment Contract
       Status........................    57
     Status of the Policy After the
       Younger Insured is Age 100....    58
     Policy Surrenders and Partial
       Withdrawals...................    58
     Policy Loans and Interest
       Deductions....................    59
     Corporate Owners................    59
     Exchanges or Assignments of
       Policies......................    60
     Reasonableness Requirement for
       Charges.......................    60
     Living Benefits Rider (Also
       Known as Accelerated Benefits
       Rider)........................    60
     Other Tax Issues................    60
     Qualified Plans.................    60
     Withholding.....................    61
Legal Proceedings....................    61
Records and Reports..................    61
Financial Statements.................    62
State Variations.....................    62
Appendix A Illustration..............   A-1
Obtaining Additional Information.....    70

                         SUMMARY OF BENEFITS AND RISKS

     The following is a brief summary of certain features of NYLIAC Survivorship Variable Universal Life ("SVUL"). More complete and detailed information regarding these features is discussed later in this prospectus and in the SAI.

                                    BENEFITS

PROTECTION

     SVUL offers you the protection of permanent life insurance, which can, over time, become a valuable asset.

     SVUL provides permanent life insurance coverage on two insureds with a life insurance benefit payable when the last surviving insured dies. In addition this policy has the opportunity for tax-deferred Cash Value accumulation. Premium payments, less any applicable deductions and charges, are allocated to the Investment Divisions, the Fixed Account, and/or the DCA Plus Account according to your instructions. The investment return of the policy is based on:

     - the amount in and performance of each Investment Division of the Separate Account;

     - the amount in and rate of interest credited to the Fixed Account and/or the DCA Plus Account; and

     - the charges we deduct.

     With SVUL, you have the potential for higher rates of return and Cash Value accumulation than with a fixed rate life insurance policy.

FLEXIBLE PREMIUMS

     SVUL premium payments are flexible; you can select the timing and amount of premium you pay, within limits. Other than the initial minimum premium payment, there are no required premiums. As long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions, you can increase, decrease, or stop making premium payments to meet your changing needs.

LIQUIDITY THROUGH LOANS

     SVUL allows you to access your policy's Cash Surrender Value through loans. Your policy value will be used as collateral to secure a policy loan. You can borrow up to 90% of your policy's Cash Surrender Value.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy to fall below the policy's minimum face amount. Certain charges may apply. Partial withdrawals may have tax consequences.

INVESTMENT OPTIONS

     This policy offers you a choice of 29 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can choose a maximum of 21 investment options for net premium payments from among the 29 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the Cash Value of your policy among Investment Divisions and the Fixed Account tax free, within the limits described in this prospectus. You can change the Investment Divisions you invest in throughout the life of the policy.

CHANGE THE AMOUNT OF COVERAGE

     With SVUL, while both insureds are alive, you are able to increase or decrease the policy's face amount within limits. Increases are subject to underwriting. Contestability and Suicide provisions on any increased portion of coverage begin on the effective date of the increase. Increases in the face amount will also result in additional cost of insurance charges, a new surrender charge period applicable to the amount of the increase, and a new seven-year testing period for modified endowment contract status. Decreases in coverage can incur surrender charges.

THREE LIFE INSURANCE BENEFIT OPTIONS

     SVUL offers different life insurance benefit options. Series 1 policies offer two options; Series 2 policies offer three.

     -- Option 1--a level benefit equal to your policy's Face Amount.

     -- Option 2--a benefit that varies and equals the sum of your policy's Face
        Amount and Cash Value.

     -- Option 3 (Series 2 only)--a benefit that equals the sum of your policy's
        Face Amount and the Adjusted Total Premium.

AUTOMATED INVESTMENT FEATURES

     The following administrative features are available to help you manage the policy's Cash Value and to adjust the investment allocation to suit changing needs. These features are: Automatic Asset Reallocation, Dollar Cost Averaging, Dollar Cost Averaging Plus, Expense Allocation, and Interest Sweep.

DOLLAR COST AVERAGING PLUS

     You may have the option of electing the Dollar Cost Averaging Plus ("DCA Plus") feature that allows you to set up dollar cost averaging using the DCA Plus Account when an initial premium payment is made.

OPTIONAL RIDERS

     SVUL offers additional insurance coverage and other benefits through optional riders. Certain riders have costs associated with them.

POLICYHOLDER SUPPORT

     As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SVUL policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the Firm's General Account, applicable to the Fixed Account and the DCA Plus Account, and not applicable to the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate life insurance policy, investment returns on the assets in the Separate Account may fall, and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective.

RISK OF LAPSE (ESPECIALLY ON MINIMALLY-FUNDED POLICIES)

     Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits accrue upon the death of the last surviving insured. Your policy involves risks, including the potential risk of loss of the principal invested. Note that "termination" and "lapse" have the same meaning and effect throughout this prospectus.

     A SVUL policy with a Cash Surrender Value just sufficient to cover monthly deductions and charges, or that is otherwise minimally-funded, is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. In addition, by paying only the minimum required monthly premium, you may forego the opportunity to build up significant Cash Value in the policy. When determining the amount of your planned premium payments, you should consider funding your policy at a level that has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase current charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Value, the greater the risk that the policy's remaining Cash Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan and could cause your policy to become a modified endowment contract.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater its effect on your Cash Value is likely to be. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid. Unless your policy qualifies as a modified endowment contract, policy loans are not taxable. If a policy is a modified endowment contract, a loan may result in taxable income to you. In addition, if loans taken, including unpaid loan interest, exceed the premiums paid, a policy surrender or lapse will result in a taxable event for you.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, including the payment of premiums or increases or decreases in policy benefits, the policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the younger insured becomes age 100, and that the policyowner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER/DECREASES IN COVERAGE

     During the first fifteen years of the policy or within fifteen years after you increase the face amount, surrender charges may apply. SVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.

POTENTIALLY HARMFUL TRANSFER ACTIVITY

     This policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners. We have limitations and restrictions on transfer activity (see "Limits on Transfers" for more information). We cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

     -- portfolio management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective

     -- increased administrative and Fund brokerage expenses

     -- dilution of the interests of long-term investors

     An underlying Fund portfolio may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer. (See "Limits on Transfers" for more information on the risks of frequent trading.)

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you purchase the policy, surrender the policy, or transfer Cash Value between investment options.

                                TRANSACTION FEES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Sales Expense Charge Imposed on         when premium      Current: 8%(1)
    Premium Payments paid up to the         payment is       Guaranteed Maximum: 9%(2)
    Target Premium (as a % of premium     applied, up to
    payment):                           younger Insured's
                                             age 100
   Sales Expense Charge Imposed on         when premium      Current: 4%(3)
    Premium Payments paid over the          payment is       Guaranteed Maximum: 6.5%
    Target Premium (as a % of premium     applied, up to
    payment):                           younger Insured's
                                             age 100
   Premium Taxes:                          when premium      All taxes may vary over time. Guaranteed maximums are
                                        payment is applied   subject to tax law changes.
    State Tax                                 up to          Current: 2% of all premium payments
                                        younger Insured's
    Federal Tax                              age 100
       --  Non-Qualified Policy                              Current: 1.25% of all premium payments
       --  Qualified Policy                                  None
   Surrender Charge(4)                     surrender or      Current and Guaranteed Maximum: percentage based on the
                                         decrease in Face    Policy Year and on the younger Insured's issue age
                                        Amount in first 15   multiplied by 20% of Target Premium(5)
                                              years
   Additional Surrender Charges:
       --  Policy Surrender Charge      surrender or lapse   Guaranteed Maximum: $550(6)
        During First Policy Year(5)       in first year
       --  Surrender Charge After       surrender in first   See "Surrender Charge," above. The calculation for the
        face amount Increase(4)              15 years        additional face amount begins on the effective date of the
                                          after increase     increase.
   Partial Withdrawal Charge            at time of partial   Guaranteed/Current: Lesser of $25 or 2% of amount
                                        withdrawal request   withdrawn.
                                                             In addition, if face amount is impacted, see "Surrender
                                                             Charge," above.
   Transfer Fees                            at time of       Current: No charge
                                             transfer
                                                             Guaranteed Maximum: first 12 transfers per Policy Year: no charge; each transfer over 12 in a Policy Year: $30 per
                                                             transfer
   Living Benefits Rider                when you exercise    $150 (one-time)
                                           the benefit

(1) Current Sales Expense Charge for premiums paid up to the Target Premium is reduced to 4% in Policy Years 11 and beyond.
(2) Guaranteed Sales Expense Charge for premiums paid up to the Target Premium is reduced to 6.5% in Policy Years 11 and beyond.
(3) Current Sales Expense Charge for premiums paid over the Target Premium is reduced to 0% in Policy Years 11 and beyond.
(4) We will not deduct a surrender charge if:
     --  we cancel the policy;
     --  we pay proceeds upon the death of the last surviving insured;
     -- we pay a required Internal Revenue Service minimum distribution; or -- the policy is out of the surrender charge period.
(5) The Surrender Charge Premium on the Policy Data Page varies by gender, issue age, and classification of the insureds as smoker or non-smoker. For policies where the younger Insured is below age 85, in Policy Years 7 through 16, the surrender charge percentage declines 2% each Policy Year until the surrender charge percentage equals 0% in Policy Year 16. For policies where the younger Insured is age 85 or above, in Policy Years 5 through 9, the surrender charge percentage declines 4% each Policy Year until the Surrender Charge percentage equals 0 in Policy Year 9. For a face amount decrease, the Surrender Charge is the difference between (1) and (2) where (1) is the Surrender Charge calculated on the original face amount, and (2) is the Surrender Charge on the new decreased face amount.
(6) The formula for calculating this charge is as follows: [monthly contract charge for Policy Year 1 - monthly contract charge for subsequent Policy Years] X [Monthly Deduction Days between surrender date and first anniversary of the Policy Date]

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Funds' fees and expenses.
             PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge:(1)              monthly         Guaranteed Maximum: $83.33 per $1,000 of Net Amount at
                                            to younger       Risk(2)
                                        Insured's age 100    Guaranteed Minimum: $0.00009 per $1,000 of Net Amount at
                                                             Risk
                                                             Representative Insured:
                                                             Initial Charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: $0.00273 per $1,000 of
                                                             Net Amount at Risk
   Monthly Contract Charge:                  monthly
   Policy Year 1:                                            Current: $60
                                                             Guaranteed maximum: $62
   Policy Year 2+:                                           Current: $10
                                                             Guaranteed maximum: $12
   Mortality & Expense Risk Charges           daily          Current: 0.60% (annualized) of each Investment Division's
    (Series 1)                                               average daily net asset value
                                                             Guaranteed maximum: 0.90% (annualized) of each Investment
                                                             Division's average daily net asset value
   Mortality & Expense Risk Charges          monthly         Current: 0.60% (annualized) of the cash value in the
    (Series 2)                                               Separate Account
                                                             Guaranteed maximum: 0.90% (annualized) of the cash value in the Separate Account
   Separate Account Administrative            daily          Current and guaranteed maximum: 0.10% (annualized) of each
    Charges (Series 1)                                       Investment Division's average daily net asset value
   Separate Account Administrative           monthly         Current and guaranteed maximum: 0.10% (annualized) of the
    Charges (Series 2)                                       cash value in the Separate Account
   Charge Per $1,000 of Initial Face    monthly in first 3   Current and guaranteed maximum: $0.04 per $1,000 of Initial
    Amount (Series 1)                      Policy Years      Face Amount (never less than $10, not to exceed $100)
                                         Policy Years 4+     Current and guaranteed maximum: $0
   Charge Per $1,000 of Current Face    monthly in first 3   Current and guaranteed maximum: $0.04 per $1,000 of Current
      Amount (Series 2)                    Policy Years      Face Amount (never less than $10, not to exceed $100)
                                         Policy Years 4+     Current and guaranteed maximum: $0
   Riders:
       --  Guaranteed Minimum Death       monthly until      $0.01 per $1,000 face amount coverages of policy and
           Benefit Rider                  rider expires      riders(3)
       --  Life Extension Benefit         monthly after      Minimum: 1% of the cost of insurance.
      Rider(1)                           younger Insured     Guaranteed maximum: 268% of the cost of insurance.
       (Series 2 only)                    attains age 90
                                                             Representative Insured:
                                                             Initial charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: 62% of monthly deductions of cost of insurance.
       --  First-to-Die Monthly           monthly until      Based on the present value of the future charges that we
           Deduction Waiver               rider expires      estimate may be waived under this rider and the cost of
                                                             insurance rate for this rider.
       --  Level First-to-Die Term(1)        monthly         Guaranteed maximum: $83.33 per $1,000 of term insurance
                                           until rider       face amount
                                             expires         Guaranteed minimum: $0.17 per $1,000 of term insurance face amount
                                                             Representative Insured:
                                                             Initial Charge for a Male, Age 55, Preferred Rating, and a
                                                             Female, Age 50, Preferred Rating: $1.00 per month per
                                                             $1,000 of term insurance face amount.
   Loan Interest                        monthly while loan   Current: 6% annually
                                            balance is       Guaranteed Maximum: 8% annually
                                           outstanding

(1) This cost varies based on characteristics of the Insureds, and the charge shown may not be representative of the charge you will pay. To obtain more information about particular cost of insurance and other charges as they apply to your policy, please contact your Registered Representative.

(2) "Net Amount at Risk" is equal to the difference between the Life Insurance Benefit and the policy's Cash Value. See "Life Insurance Benefit Options" for more information. The cost of insurance shown here does not reflect any applicable flat extra charge.
(3) Required premium commitment varies based on rider coverage period, age, gender, underwriting risk class, and coverage amount. The longer the coverage period selected, the greater the required premium.

     The next table shows the minimum and maximum total operating expenses deducted from Portfolio assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2004. Expenses of the Fund may be higher or lower in the future. More detail concerning each underlying Fund's fees and expenses is contained in the prospectus.

Fund Annual Operating Expenses (expenses that are deducted from Fund assets)(1)

                                                                MINIMUM   MAXIMUM
                                                                -------   -------
        Total Annual Fund Companies' Operating Expenses(2)....   0.39%     1.71%

   ---------------------
   (1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2004. This information is provided by the Funds and their agents, and is based on 2004 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
   (2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees and other expenses.

                              FUND ANNUAL EXPENSES

                                                MAINSTAY VP                      MAINSTAY VP
                                MAINSTAY VP        BASIC        MAINSTAY VP        CAPITAL       MAINSTAY VP     MAINSTAY VP
                                BALANCED --     VALUE(B) --       BOND --      APPRECIATION --      CASH       COMMON STOCK --
                               INITIAL CLASS   INITIAL CLASS   INITIAL CLASS    INITIAL CLASS    MANAGEMENT     INITIAL CLASS
                               -------------   -------------   -------------   ---------------   -----------   ---------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2004)
  Advisory Fees..............      0.55%           0.60%(d)        0.25%            0.36%           0.25%           0.25%
  Administration Fees........      0.20%           0.20%           0.20%            0.20%           0.20%           0.20%
  Other Expenses.............      0.11%(c)        0.16%           0.09%            0.09%           0.10%           0.08%
  Total Fund Annual
    Expenses.................      0.86%           0.96%           0.54%            0.65%           0.55%           0.53%

                                                 MAINSTAY VP
                                MAINSTAY VP       FLOATING       MAINSTAY VP     MAINSTAY VP
                               CONVERTIBLE --      RATE --      GOVERNMENT --     GROWTH(B)
                               INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                               --------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2004)
  Advisory Fees..............      0.36%            0.40%           0.30%           0.50%
  Administration Fees........      0.20%            0.20%           0.20%           0.20%
  Other Expenses.............      0.10%            0.19%(c)        0.09%           0.15%
  Total Fund Annual
    Expenses.................      0.66%            0.79%           0.59%           0.85%

                               MAINSTAY VP                                      MAINSTAY
                               HIGH YIELD      MAINSTAY VP     MAINSTAY VP         VP          MAINSTAY VP     MAINSTAY VP
                                CORPORATE       INCOME &      INTERNATIONAL      MID CAP         MID CAP         MID CAP
                                 BOND --      GROWTH(B) --      EQUITY --        CORE --        GROWTH --        VALUE --
                              INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                              -------------   -------------   -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2004)
  Advisory Fees.............      0.30%           0.50%           0.60%           0.85%(e)        0.75%(e)        0.70%(e)
  Administration Fees.......      0.20%           0.20%           0.20%           0.00%(e)        0.00%(e)        0.00%(e)
  Other Expenses............      0.09%           0.20%           0.19%           0.19%           0.13%           0.11%
  Total Fund Annual
    Expenses................      0.59%           0.90%           0.99%           1.04%(f)        0.88%(f)        0.81%(f)


                               MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                SMALL CAP        S&P 500          TOTAL        MAINSTAY VP
                                GROWTH --       INDEX --        RETURN --       VALUE --
                              INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                              -------------   -------------   -------------   -------------
FUND ANNUAL EXPENSES(a)
  (as a % of average net
    assets for the fiscal
    year ended December 31,
    2004)
  Advisory Fees.............      0.90%(e)        0.10%(g)        0.32%           0.36%
  Administration Fees.......      0.00%(e)        0.20%           0.20%           0.20%
  Other Expenses............      0.14%           0.09%           0.10%           0.09%
  Total Fund Annual
    Expenses................      1.04%(f)        0.39%           0.62%           0.65%

------------
(a) The Fund or its agents provided the fees and charges, which are based on 2004 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b) MainStay VP Basic Value was formerly known as "MainStay VP Dreyfus Large Company Value," MainStay VP Income and Growth was formerly known as "Mainstay VP American Century Income & Growth," MainStay VP Growth was formerly known as "MainStay VP Eagle Asset Management Growth Equity."
(c) The Portfolio's Other Expenses are based upon estimates of the expenses that the Portfolio will incur for the current fiscal year.
(d) The Advisory fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $250 million and 0.55% in excess of $250 million. NYLIM has voluntarily agreed to waive its Management Fee to 0.55% on assets up to $250 million and 0.50% on assets in excess of $250 million. If NYLIM's voluntary waiver had been in effect for the fiscal period end December 31, 2004, the Management Fee would have been 0.55% and Total Portfolio Operating Expenses would have been 0.91% for Initial Class Shares and 1.16% for Service Class Shares. This waiver may be discontinued at any time without notice.
(e) The fees designated as "Advisory Fees" reflect "Management Fees," which includes both Advisory Fees and Administrative Fees for this Investment Division. Effective January 1, 2005, MainStay VP Small Cap Growth's Management Fee was reduced from 1.00% to 0.90%.

(f) NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolios for certain expenses so that Total Portfolio Operating Expenses do not exceed 0.98% of average daily net assets for MainStay VP Mid Cap Core, 0.97% for MainStay VP Mid Cap Growth, 0.89% for MainStay VP Mid Cap Value, and 0.95% for MainStay VP Small Cap Growth. For the fiscal period ended December 31, 2004, the Management Fee paid by MainStay VP Mid Cap Core was 0.79%, and Total Portfolio Operating Expenses for MainStay VP Mid Cap Core were 0.98%. For the fiscal period ended December 31, 2004, the Management Fee paid by MainStay VP Small Cap Growth was 0.81% and Total Portfolio Operating Expenses for MainStay VP Small Cap Growth were 0.95%. These agreements may be terminated by NYLIM at any time.

(g) The Advisory Fee for the Portfolio is an annual percentage of the Fund's average daily net assets as follows: 0.10% up to $1 billion and 0.075% in excess of $1 billion.


                                                                   DREYFUS IP                        FIDELITY(R)      JANUS ASPEN
                                    ALGER AMERICAN      CALVERT    TECHNOLOGY                            VIP            SERIES
                                         SMALL          SOCIAL     GROWTH --    FIDELITY(R) VIP        EQUITY-        BALANCED --
                                   CAPITALIZATION --   BALANCED     INITIAL     CONTRAFUND(R) --      INCOME --      INSTITUTIONAL
                                    CLASS O SHARES     PORTFOLIO     SHARES      INITIAL CLASS      INITIAL CLASS       SHARES
                                   -----------------   ---------   ----------   ----------------    -------------    -------------
FUND ANNUAL EXPENSES(A)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2004)
  Advisory Fees..................        0.85%          0.425%       0.75%           0.57%              0.47%            0.55%
  Administration Fees............        0.00%          0.275%       0.00%           0.00%              0.00%            0.00%
  Other Expenses.................        0.12%           0.21%       0.10%           0.11%              0.11%            0.01%
  Total Fund Annual Expenses.....        0.97%           0.91%(a)    0.85%           0.68%(h)           0.58%(h)         0.56%(i)

                                    JANUS ASPEN                     VAN KAMPEN
                                      SERIES                           UIF
                                     WORLDWIDE       T. ROWE         EMERGING
                                     GROWTH --     PRICE EQUITY      MARKETS
                                   INSTITUTIONAL      INCOME        EQUITY --
                                      SHARES        PORTFOLIO        CLASS I
                                   -------------   ------------     ----------
FUND ANNUAL EXPENSES(A)
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2004)
  Advisory Fees..................      0.60%          0.85%           0.25%
  Administration Fees............      0.00%          0.00%           0.00%
  Other Expenses.................      0.03%          0.00%           0.46%
  Total Fund Annual Expenses.....      0.63%(i)       0.85%(j)        1.71%(k)

------------
(h) A portion of the brokerage commissions that the Fund pays may be reimbursed and used to reduce the Fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the Fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.66% for Fidelity(R) VIP Contrafund(R) and 0.57% for Fidelity(R) VIP Equity-Income. These offsets may be discontinued at any time.
(i) All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the Portfolio's management fees, effective July 1, 2004.
(j) The portfolio pays T. Rowe Price an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily.
(k) Effective November 1, 2004, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio, excluding certain investment related expenses such as foreign country tax expenses and interest on borrowing, of 1.65% for Class I shares.

                                  DEFINITIONS

ADJUSTED TOTAL PREMIUM: The total premiums paid minus any partial withdrawals. This amount will never be less than zero.

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value, less any surrender charges that may apply, and less any unpaid loans and accrued interest. This is the amount we will pay you if you surrender your policy. See "Surrenders" for more information.

CASH VALUE: The total value of your policy's accumulation units in the Separate Account, plus any amount in the Fixed Account and the DCA Plus Account.

CASH VALUE ACCUMULATION TEST (CVAT): An Internal Revenue Service ("IRS") test to determine whether a policy can be considered life insurance. See "Life Insurance Benefit Options" for more information.

DOLLAR COST AVERAGING PLUS ("DCA PLUS") ACCOUNT: The 12-month Dollar Cost Averaging account used specifically for the DCA Plus feature.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IRC:  Internal Revenue Code.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

IVR:  Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The benefit calculated under the Life Insurance Benefit Option you have chosen.

MONTHLY DEDUCTION DAY: The date that we deduct your monthly contract charge, cost of insurance charge, the charge per $1,000 of initial face amount, if any (for Series 1); and any rider charges from your policy's Cash Surrender Value; and for Series 2, the date that we deduct the charge per $1,000 of current face amount, if any; the Mortality and Expense Risk charge and the administrative charge from the Cash Surrender Value allocated to the Separate Account. The first Monthly Deduction Day will be the first monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction

Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value.

NON-QUALIFIED POLICY: A policy issued to a person, or an entity other than an employee benefit plan, that qualifies for special federal income tax treatment.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: It is the date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the last surviving insured died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional death benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

QUALIFIED POLICY: A policy owned by an employee benefit plan that qualifies for special federal income tax treatment.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums that are allocated to the Eligible Portfolios.

SERIES 1:  A policy that NYLIAC offered for sale prior to May 10, 2002.

SERIES 2: A policy NYLIAC began accepting applications and premium payments for beginning May 10, 2002.

TARGET PREMIUM: An amount shown on the Policy Data Page that we use to calculate the sales expense and surrender charges. Any changes to the face amount of your base policy will affect your Target Premium.

VPSC:  Variable Products Service Center.

VSC:  Virtual Service Center.

                          MANAGEMENT AND ORGANIZATION

                                    INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

                                  YOUR POLICY

     SVUL is offered by NYLIAC. Policy assets allocated to the Investment Divisions are invested in the Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4, 1993. The Policy has two series (Series 1 and 2), which offer life insurance protection, a choice of Life Insurance Benefit options, flexible premium payments, changes in the face amount of the Policy, loans, withdrawals and face amount decreases (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. The DCA Plus Account is only available for new sales of Series 2.

     The income, gains, and losses credited to, or charged against the Separate Account reflect the investment experience, and not that of NYLIAC's other assets. It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.


STATE VARIATIONS Certain provisions of the policies may differ from the general description in this prospectus, and certain riders and options may not be available because of legal requirements or restrictions in your state. See your policy for specific variations, because any such state variations will be included in your policy, or in riders or endorsements attached to your policy. See your registered representative or contact us for specific information that may be applicable to your state. Also, see Appendix B for a summary of state variations.


                           ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account.") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices, or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains, and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of NYLIAC's Fixed Account or DCA Plus Account, and the performance of any other separate account of NYLIAC. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 29 Investment Divisions available under a policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains, and capital losses incurred on the assets of an

Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains, or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. They will fluctuate up and down depending on the performance of the Eligible Portfolios.

                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the SEC and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT AND DCA PLUS ACCOUNT

The Fixed Account and DCA Plus Account are supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account and DCA Plus Account however we choose, within limits. Your interest in the Fixed Account and DCA Plus Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account and DCA Plus Account are not registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account or the DCA Plus Account.

HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at either of the following VPSC addresses:

Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 651
New York, NY 10159                     New York, NY 10010

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("IVR").

     Faxed requests are not acceptable and will not be honored at any time. Additionally, we will not accept e-mails of imaged, signed service requests, other than those received through our Virtual Service Center that have passed all security protocols that identify the policy owner.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners or trusts that own policies.

     To enable you to access the VSC and IVR, we will send you a Personal Identification Number ("PIN"). With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorklife.com, and the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you. PINs will not be issued to corporations and other legal entities.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day. We may revoke VSC and IVR privileges for certain policyowners. (See "Limits on Transfers".)

     We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable.

     -- VSC

     The VSC is available Monday through Saturday from 7 am. until 10 p.m. (Eastern Time).

     The VSC enables you to:

     - e-mail your registered representative or the Variable Product Service Center;

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - change your address;

     - obtain service forms; and

     - reset your PIN.

     --  IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to:

     - obtain current policy values;

     - transfer assets between investment options;

     - change the allocation of future premium payments;

     - request a loan on your policy; and

     - speak with one of our Customer Service Representatives Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form, you can authorize a third party to access your policy information, and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     NYLIAC does not permit current and former Registered Representatives to have authorization to request transactions on behalf of their clients. Authorization to these Registered Representatives will be limited to accessing policy information only.

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives are listed in the following table. For more information about each of these portfolios please read the prospectuses found at the end of the Policy's prospectus.

     We receive payments or compensation from some or all of the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services we provide with respect to the Eligible Portfolios and their availability through the policies. The amounts we receive, if any, may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. Currently, we receive payments or revenue under various arrangements in amounts ranging from 0.10% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

----------------------------------------------------------------------------------------------------------
               FUND                         INVESTMENT ADVISER                 INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:     New York Life Investment Management
                                               LLC ("NYLIM")

  --MainStay VP Balanced--Initial                  NYLIM                 - Seeks high total return.
    Class

  --MainStay VP Basic Value--       Subadviser: The Dreyfus Corporation  - Capital appreciation.
    Initial Class (formerly                     ("Dreyfus")
    MainStay VP Dreyfus Large
    Company Value--Initial Class)

  --MainStay VP Bond--Initial Class                NYLIM                 - Seeks highest income over the
                                                                         long term consistent with
                                                                           preservation of principal.

  --MainStay VP Capital               Subadviser: MacKay Shields LLC     - Seeks long-term growth of
    Appreciation--Initial Class                  ("MacKay")              capital. Dividend income, if any,
                                                                           is an incidental consideration.

  --MainStay VP Cash Management             Subadviser: MacKay           - Seeks as high a level of
                                                                         current income as is considered
                                                                           consistent with the
                                                                           preservation of capital and
                                                                           liquidity.

  --MainStay VP Common                             NYLIM                 - Seeks long-term growth of
    Stock--Initial Class                                                 capital, with income as a
                                                                           secondary consideration.

  --MainStay VP                             Subadviser: MacKay           - Seeks capital appreciation
    Convertible--Initial Class                                           together with current income.

  --MainStay VP Floating                     Subadviser: NYLIM           - Seeks to provide high current
    Rate--Initial Class                                                    income.

  --MainStay VP Government--Initial         Subadviser: MacKay           - Seeks a high level of current
    Class                                                                  income, consistent with safety
                                                                           of principal.

  --MainStay VP Growth--Initial     Subadviser: Eagle Asset Management,  - Seeks growth through long-term
    Class                                           Inc.                   capital appreciation.
    (formerly, MainStay VP Eagle
    Asset Management Growth
    Equity--Initial Class)

  --MainStay VP High Yield                  Subadviser: MacKay           - Maximize current income through
    Corporate Bond--Initial Class                                          investment in a diversified
                                                                           portfolio of high yield, high
                                                                           risk debt securities which are
                                                                           ordinarily in the lower rating
                                                                           categories of recognized rating
                                                                           agencies (that is, rated Baa to
                                                                           B by Moody's or BBB to B by
                                                                           S&P). Capital appreciation is a
                                                                           secondary objective.

  --MainStay VP Income &               Subadviser: American Century      - Dividend growth, current
    Growth--Initial Class               Investment Management, Inc.      income, and capital appreciation.
    (formerly, MainStay VP American
    Century Income Growth--Initial
    Class)

  --MainStay VP International               Subadviser: MacKay           - Seeks long-term growth of
    Equity--Initial Class                                                capital by investing in a
                                                                           portfolio consisting primarily
                                                                           of non-U.S. equity securities.
                                                                           Current income is a secondary
                                                                           objective.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
               FUND                         INVESTMENT ADVISER                 INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
  MainStay VP Series Fund, Inc.
    (continued):

  --MainStay VP Mid Cap                            NYLIM                 - Seeks long-term growth of
    Core--Initial Class                                                  capital by investing primarily in
                                                                           common stocks of U.S. companies
                                                                           with market capitalizations
                                                                           similar to those companies in
                                                                           the Russell Midcap(R) Index.

  --MainStay VP Mid Cap                     Subadviser: MacKay           - Seeks long-term growth of
    Growth--Initial Class                                                capital by investing primarily in
                                                                           common stocks of U.S. companies
                                                                           with market capitalizations
                                                                           similar to those companies in
                                                                           the Russell Mid Cap Growth
                                                                           Index.

  --MainStay VP Mid Cap                     Subadviser: MacKay           - Realize maximum long-term total
    Value--Initial Class                                                   return from a combination of
                                                                           capital appreciation and
                                                                           income.

  --MainStay VP S&P 500                            NYLIM                 - Seeks to provide investment
    Index--Initial Class                                                 results that correspond to the
                                                                           total return performance (and
                                                                           reflect reinvestment of
                                                                           dividends) of publicly traded
                                                                           common stocks represented by
                                                                           the S&P 500(R) Index.

  --MainStay VP Small Cap                   Subadviser: MacKay           - Seeks long-term capital
    Growth--Initial Class                                                appreciation by investing
                                                                           primarily in equities of
                                                                           companies with market
                                                                           capitalizations similar to
                                                                           those companies in the Russell
                                                                           2000(R) Index.

  --MainStay VP Total                       Subadviser: MacKay           - Realize current income
    Return--Initial Class                                                consistent with reasonable
                                                                           opportunity for future growth
                                                                           of capital and income.

  --MainStay VP Value--Initial              Subadviser: MacKay           - Realize maximum long-term total
    Class                                                                  return from a combination of
                                                                           capital growth and income.
----------------------------------------------------------------------------------------------------------

 The Alger American Fund:

  --Alger American Small                Fred Alger Management, Inc.      - Long-term capital appreciation
    Capitalization--Class O Shares                                       by focusing on small,
                                                                           fast-growing companies that
                                                                           offer innovative products,
                                                                           services or technologies to a
                                                                           rapidly expanding marketplace.
----------------------------------------------------------------------------------------------------------

 Calvert Variable Series, Inc.:

  --Calvert Social Balanced          Adviser: Calvert Asset Management   - CVS Social Balanced seeks to
    Portfolio                                  Company, Inc.               achieve a competitive total
                                    Subadvisers: SsgA Funds Management,    return through an actively
                                                    Inc.                   managed Portfolio of stocks,
                                        New Amsterdam Partners, LLC        bonds and money market
                                                                           instruments which offer income
                                                                           and capital growth opportunity
                                                                           and which satisfy the
                                                                           investment and social criteria.
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
               FUND                         INVESTMENT ADVISER                 INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios:

  --Dreyfus IP Technology                 The Dreyfus Corporation        - The Portfolio seeks capital
    Growth--Initial Shares                                                 appreciation. To pursue this
                                                                           goal, the Portfolio normally
                                                                           invests at least 80% of its
                                                                           assets in the stocks of growth
                                                                           companies of any size that
                                                                           Dreyfus believes to be leading
                                                                           producers or beneficiaries of
                                                                           technological innovation.
----------------------------------------------------------------------------------------------------------

 Fidelity Variable Insurance
 Products Fund:

  --Fidelity(R) VIP                   Adviser: Fidelity Management &     - Seeks long-term capital
    Contrafund(R)--Initial Class              Research Company             appreciation.
                                    Subadvisers: Fidelity Management &
                                            Research (UK) Inc.,
                                    Fidelity Management & Research (Far
                                                East) Inc.,
                                    Fidelity Investments Japan Limited
                                        and FMR Co., Inc. ("FMRC")

  --Fidelity(R) VIP Equity-                        FMRC                  - Seeks reasonable income by
    Income(R)--Initial Class                                               investing primarily in income-
                                                                           producing equity securities. In
                                                                           choosing these securities, the
                                                                           Fund will also consider the
                                                                           potential for capital
                                                                           appreciation. The Fund's goal
                                                                           is to achieve a yield that
                                                                           exceeds the composite yield on
                                                                           the securities comprising the
                                                                           S&P 500--Registered
                                                                           Trademark--.
----------------------------------------------------------------------------------------------------------

 Janus Aspen Series:

  --Janus Aspen Series Balanced--      Janus Capital Management LLC      - Long-term capital growth,
    Institutional Shares                                                 consistent with preservation of
                                                                           capital and balanced by current
                                                                           income.

  --Janus Aspen Series Worldwide                                         - Long-term growth of capital in
    Growth--                                                             a manner consistent with the
    Institutional Shares                                                   preservation of capital.
----------------------------------------------------------------------------------------------------------

 T. Rowe Price Equity Series, Inc.:

  --T. Rowe Price Equity Income       T. Rowe Price Associates, Inc.     - Seeks to provide substantial
    Portfolio                                                              dividend income and also
                                                                           long-term capital appreciation
                                                                           through investments in common
                                                                           stocks of established
                                                                           companies.

----------------------------------------------------------------------------------------------------------

 The Universal Institutional Funds,
 Inc.:

  --Van Kampen UIF Emerging Markets             Van Kampen*              - Long-term capital appreciation
    Equity--Class I                                                      by investing primarily in growth-
                                                                           oriented equity securities of
                                                                           companies in emerging market
                                                                           countries.

----------------------------------------------------------------------------------------------------------

* Morgan Stanley Investment Management, Inc., the investment adviser to the UIF Portfolios, does business in certain instances using the name "Van Kampen."

     You are responsible for choosing the Investment Divisions, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     NYLIAC does not provide investment advice and does not recommend or endorse any particular Eligible Portfolio or Portfolios.

     The Investment Divisions invest in the Corresponding Eligible Portfolios. You can choose a maximum of 21 investment options for net premium payments from among the 29 Investment Divisions, the Fixed Account, and/or the DCA Plus Account. You can transfer all or part of the cash value of your policy among the investment options tax free and within the limits of this prospectus.

     The Investment Divisions offered through the SVUL policies and described in this prospectus and the Statement of Additional Information are different from mutual funds that may have similar names, the same advisor, the same investment objective and policies, and similar portfolio securities, but still investment performance may not be the same.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, and/or the DCA Plus Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account, and/or the DCA Plus Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account and DCA Plus Account with a fixed interest rate that we declare periodically, in advance, and at our sole discretion. This rate will never be less than an annual rate of 4%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account and DCA Plus Account. All net premiums applied to the Fixed Account and DCA Plus Account, and amounts transferred to the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares held in the Investment Divisions of the Separate Account of the Portfolio Companies at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports, and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life Insurance policies, certain charges apply when you purchase SVUL. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAI for more information.)

                                  LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account (or DCA Plus Account, if so requested) to the Fixed Account so that the cash value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount that we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Loans" for more information.)

                            DEDUCTIONS FROM PREMIUMS

     When we receive a premium payment from you, whether planned or unplanned, we will deduct a sales expense charge and a state tax charge. If your policy is a Non-Qualified Policy we will deduct a federal tax charge as well.

SALES EXPENSE CHARGE

     -- Target Premium--We assess a sales expense charge based on your policy's
        Target Premium. Your initial Target Premium is set at the time your policy is issued. You can find this initial Target Premium on the Policy Data Page of your policy. We will change your Target Premium if you change the face amount of your policy.

     -- Current--We can change this charge, but during each of the first ten
        Policy Years, we expect to deduct a sales expense charge that is currently 8.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we expect to deduct a sales expense charge that is currently 4.00% from any additional premiums paid in that Policy Year. During each Policy Year beginning with the eleventh Policy Year, we currently expect to deduct a sales expense charge of 4.00% of any premiums paid up to the Target Premium, with no charge for premiums paid in excess of the Target Premium.

     -- Guaranteed--During each of the first ten Policy Years, we guarantee that any sales expense charge we deduct will never exceed 9.00% of any premiums paid up to the Target Premium. Once the Target Premium for that Policy Year has been reached, we will never deduct a sales expense charge more than 6.50% of any additional premiums paid in that Policy Year. Beginning with the eleventh Policy Year, we guarantee that any sales expense charge will never exceed 6.50% of any premiums paid.

STATE TAX CHARGE

     -- Various states and jurisdictions impose a tax on premiums received by insurance companies. State tax rates vary from state to state and currently range from 0% to 3.5%. (The rate may be higher in certain U.S. territories.) We currently deduct 2% of each premium payment you make, or $20 per $1,000 of life insurance premium, as a state tax charge. The 2% of the premium we deduct for the state tax charge may not reflect the actual tax charged in your state. We may increase this charge to reflect changes in applicable law. In Oregon, this charge is referred to as a "State Tax Charge Back," and the rate may not be changed for the life of the policy. Our right to increase this charge is limited by law in some jurisdictions.

FEDERAL TAX CHARGE

     -- For Non-Qualified Policies, we deduct 1.25% of each premium payment you make, or $12.50 per $1,000 of premium, as a federal tax charge. We may increase this charge to reflect changes in applicable law.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year, and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing life insurance protection.

     The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. The Life Insurance Benefit varies based upon the Life Insurance Benefit Option chosen. Cash Value varies based on investment returns, any unpaid loans and accrued interest, charges, and premium payments. Your cost of insurance charge will vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown on the Policy Data Page.

     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the gender, underwriting class, and issue age of both insureds and the Policy Year.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the cash value allocated to the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the cash value in the Separate Account.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the cash value in the Separate Account.

SEPARATE ACCOUNT ADMINISTRATIVE CHARGE (SERIES 2 ONLY)

     We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the cash value in the Separate Account.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger insured is, or would have been, age 90, and ending when the younger insured is, or would have been, age 100. This charge will vary by gender, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first insured.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, a Mortality and Expense Risk Charge, and the charge per $1,000. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, the DCA Plus Account, or a combination of the three.

     If the values in the MainStay VP Cash Management Investment Division, the Fixed Account, and/or the DCA Plus Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account and/or the DCA Plus Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of 0.10% of the average daily net asset value of the Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the

Funds' prospectuses. See "Fund Annual Expenses" for more information on charges associated with the Funds.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     The Surrender Charge is in addition to the Sales Expense Charge. If you surrender your policy, or if you decrease the face amount of your policy including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal during the first 15 Policy Years, or within 15 years after you increase the face amount, we will deduct a surrender charge. This charge is equal to 20% of the Target Premium in Policy Years 1-6 and then declines 2% each Policy Year until the charge is 0% in Policy Year 16. For policies where the younger Insured is age 85 or above, the charge is equal to 20% of the Target Premium in Policy Years 1-4 and then declines 4% each year until the charge is 0% in Policy Year 9.

     Example:  Assume that a policy (a) has not had an increase in face amount,
(b) has a Target Premium of $12,662, (c) is issued to a male insured age 55 (preferred) and a female insured age 50 (preferred), and (d) is surrendered in any Policy Year 1-6. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

     For additional information on surrender charges, including surrender charges deducted for a policy surrender in the first Policy Year, surrender charges after face amount increases, and surrender charges on face amount decreases, please see the SAI.

PARTIAL WITHDRAWAL CHARGE

     In addition to any applicable surrender charges a partial withdrawal charge, not to exceed $25, may apply upon any partial withdrawal.

TRANSFER CHARGE

     We currently do not charge for transfers made between Investment Divisions. However, we reserve the right to charge $30 per transfer for any transfer in excess of 12 in a Policy Year.

EXERCISE OF LIVING BENEFITS RIDER

     A one-time charge of $150 will apply if you exercise the Living Benefits Rider.

                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the POLICYOWNER (or contract owner), the INSUREDS, and the BENEFICIARY. One individual can have one or more of these roles. Each party plays an important role.

POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- increase/decrease the face amount

     -- choose a different Life Insurance Benefit (except a change to Option 3)

     -- add/delete riders

     -- change beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

     The current policy owner (on non qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing account. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request on any variable product requires that the new owner(s) submit financial and suitability information as well.

INSUREDS: These individuals' personal information determines the cost of the life insurance coverage. The Policyowner also may be an insured.

BENEFICIARY: The person (persons) who receives the proceeds of the policy at the time of the last surviving Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the proceeds from the policy. The Policyowner may name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on two Insureds, and pays Policy Proceeds when the last surviving Insured dies while the policy is in effect. The policy offers: (1) flexible premium payments where you decide the timing and amount of the payment; (2) a choice of three Life Insurance Benefit Options for Series 2 and two choices for Series 1; (3) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits); (4) the ability to increase or decrease the policy's face amount of insurance (within limits); (5) additional benefits through the use of optional riders; and (6) a selection of premium and expense allocation options, consisting of 29 Investment Divisions, a Fixed Account, and a DCA Plus Account with a guaranteed minimum interest rate of 4%. We will never declare a rate less than the guaranteed minimum Fixed Account interest rate stated on the Data Page of your policy. The guaranteed minimum interest rate for the DCA Plus Account will never be less than the guaranteed minimum interest rate for the Fixed Account.

     Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions. We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the last surviving Insured dies.

     Series 1 and 2 offer you a choice of either a level life insurance benefit equal to the face amount of your policy (option 1), or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value (option 2). If you choose Option 2, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. However, your policy's life insurance benefit will never be less than the Face Amount of your policy. In addition, Series 2 offers a third option of a life insurance benefit which varies and equals the sum of your policy's face amount and the Adjusted Total Premium (option 3).

HOW THE POLICY IS AVAILABLE

     SVUL is available as a Non-Qualified or a Qualified Policy. We issue Qualified Policies on a unisex basis. Any reference in this prospectus that makes a distinction based on the gender of the insureds should be disregarded as it relates to Qualified policies.

POLICY PREMIUMS

     Once you have purchased your policy, you can make premium payments as often as you like and for any amount you choose, within limits. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of your policy at any time is equal to the total value of your policy's Accumulation Units in the Separate Account and any amount in the Fixed Account and/or the DCA Plus Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account and/or the DCA
        Plus Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.

       INVESTMENT DIVISIONS, THE FIXED ACCOUNT, AND THE DCA PLUS ACCOUNT

     The balance of your premium payment after we deduct the premium charges is called your net premium. We allocate your net premium among your selected Investment Divisions available under the policy (See, "Funds and Eligible Portfolios" for our list of available Investment Divisions) and the Fixed Account, and within limits the DCA Plus Account, based on your instructions. You can choose a maximum of 21 investment options for net premium payments from among the 29 Investment Divisions, the Fixed Account, and/or the DCA Plus Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered, or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT AND/OR DCA PLUS ACCOUNT

     You can choose to allocate all or a part of your net premium payments to the Fixed Account and, within limits, to the DCA Plus Account. The amount you have in the Fixed Account and/or DCA Plus Account equals:

           (1) the sum of the net premium payments you have allocated to the Fixed Account and/or DCA Plus Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account (no transfers can be made into the DCA Plus Account);

     plus (3) any interest credited to the Fixed Account and/or DCA Plus
              Account;

     less (4) any amounts you have withdrawn from the Fixed Account and/or DCA
              Plus Account;

     less (5) any charges we have deducted from the Fixed Account and/or DCA
              Plus Account;

     less (6) any transfers you have made from the Fixed Account and/or DCA Plus
              Account to the Separate Account.

TRANSFERS AMONG INVESTMENT DIVISIONS, THE FIXED ACCOUNT AND THE DCA PLUS ACCOUNT

     You can transfer all or part of the Cash Value of your policy (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the DCA Plus Account to the Investment Divisions of the Separate Account, (3) from the DCA Plus Account to the Fixed Account, (4) from the Investment Divisions of the Separate Account to the Fixed Account, or (5) between the Investment Divisions in the Separate Account. You cannot transfer any portion of the Cash Value of your policy from either the Investment Divisions of the Separate Account or from the Fixed Account to the DCA Plus Account. You may choose to allocate Cash Value to a maximum of 21 investment options, which include the 29 Investment Divisions and/or Fixed Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer--The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is 10% of the amount in the Fixed Account at the beginning of the Policy Year. If during any period the interest rate being credited to the Fixed Account is equal to the guaranteed rate shown on the Policy Data page, the maximum amount you can transfer from the Investment Divisions to the Fixed Account is 10% of the amount in the Separate Account at the beginning of the Policy Year. Transfers made in connection with DCA Plus will not count toward these maximum transfer limits.

     -- Minimum Transfer--The minimum amount that you can transfer from the Investment Divisions or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Divisions or the Fixed Account. Minimum transfer limitations do not count on transfers made from DCA Plus to the Investment Divisions or the Fixed Account.

     -- Minimum Remaining Value--If a transfer will cause the amount you have in the Investment Divisions or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Divisions and/or Fixed Account you have chosen.

LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

     -- reject a transfer request from you or from any person acting on your behalf

     -- restrict the method of making a transfer

     -- charge you for any redemption fee imposed by an underlying Fund

     -- limit the dollar amount, frequency or number of transfers.

     Currently, if you or someone acting on your behalf requests transfers into or out of one or more Investment Divisions on three or more days within any 60-day period and/or requests one transfer of $250,000 or more, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that exceeds either of these limits, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier. We will provide you with written notice when we take this action.

     We currently do not include transfers to and from the Fixed Account, the first transfer into the Investment Divisions at the expiration of the free look period, the first transfer out of the MainStay VP Cash Management Investment Division within 60 days of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options in these limitations. However, we reserve the right to include them in the future.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details on their ability to refuse or restrict purchases or redemptions of their shares.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

     -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

     -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

     -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

       (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen.

     -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

     -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

        (1) an adverse effect on portfolio management, such as:

                a) impeding a portfolio manager's ability to sustain an investment objective;

                b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

                c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

        (2) increased administrative and Fund brokerage expenses.

        (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     -- Transfer Charge--We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, DCA Plus, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 1-800-598-2019;

     (3) speak to a customer service representative at 1-800-598-2019 on Business Days between the hours of 9:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the Virtual Service Center.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or more optional riders. Except for the Living Benefits Rider, which is available without any additional charge, you must select your riders when you apply for your policy. You can only elect the Living Benefits Rider after one of the Insureds has died. The Living Benefits Rider is only available on Non-Qualified Policies. Generally, all other riders are available on both Non-Qualified and Qualified Policies, provided they are available in your state of issue.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER: As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. This rider requires that you make certain premium payments into your policy.

     -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER: As long as this rider is in effect, we will waive your policy's monthly deductions after the first Insured's death for the remainder of time the policy is in force.

     -- LEVEL FIRST-TO DIE TERM RIDER: This rider provides a level term insurance death benefit that we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once, even if both Insureds die at the same time.

     -- LIFE EXTENSION RIDER (FOR SERIES 2): This rider becomes effective on the policy anniversary on which the younger Insured is, or would have been, age 100 and provides that the life insurance benefit will continue to be equal to the Life Insurance Benefit of the policy.

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the last surviving Insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can only elect this rider after the death of one of the Insureds.

     See the SAI for more information about optional riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

-- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the Insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the Insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

        (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

        (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time we receive your request:

     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

     See the SAI for more information about the Policy Split Option.

-- DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing that allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAI for more information.)

-- AUTOMATIC ASSET REALLOCATION

     If you choose this feature, we will reallocate your assets automatically on a schedule you select among the Investment Divisions in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAI for more information.)

-- INTEREST SWEEP

     You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify.

-- DOLLAR COST AVERAGING PLUS ("DCA PLUS")(MAY BE DISCONTINUED AT ANY TIME)

     DCA Plus permits you to set up automatic dollar cost averaging using the DCA Plus Account when an initial premium payment is made. DCA Plus must be elected at the time your policy is issued. (See the SAI for more information.)

MATURITY DATE

     Unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the younger insured is, or would have been, age 100. Beginning on this maturity date, the face amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans.

     One year before your policy's maturity date, we will notify you that on your maturity date you may elect either;

     (1) to receive the Cash Surrender Value of your policy; or

     (2) to continue the policy without having to pay any more cost of insurance charges or monthly charges.

     If you choose to continue the policy, we will continue to assess the Separate Account administrative charge and the Mortality and Expense risk charge on the cash value remaining in the Investment Divisions, and Fund charges for Series 1 and 2. The Federal income tax treatment of a life insurance Policy is uncertain after the younger Insured is, or would have been, age 100. See, "Federal Income Tax Considerations" for more information.

     If you choose to surrender your policy, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the last surviving Insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for

Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either (1) transfer the entire Accumulation Value to the Fixed Account of your policy or
(2) exchange your policy for a new survivorship permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same Policy Date, issue age, risk classification, and initial face amount as your original policy, but will not offer variable investment options such as the Investment Divisions.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary loan payment for your exchange at VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary.

     When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law. The new policy will have the same Issue Date, issue age, and risk classification as your original policy.

                                    PREMIUMS

     For the purpose of determining whether we require additional underwriting when accepting a premium payment, we divide your premium payments into planned and unplanned premiums. ACCEPTANCE OF INITIAL AND ADDITIONAL PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

PLANNED PREMIUM

     When you apply for your policy, you select a premium payment schedule, which indicates the amount and frequency of premium payments you intend to make. The premium amount you select for this schedule is called your "planned premium." It is shown on the Policy Data Page.

     Factors that should be considered in determining your premium payment are: age, underwriting class, gender, policy face amount, Fund performance, loans, and riders you add to your policy.

     -- You may increase or decrease the amount of your planned premium and change the frequency of your payments, within limits.

     -- Planned premium payments end on the policy anniversary on which the younger insured is, or would have been, age 100.

     -- Your policy will not automatically terminate if you are unable to pay the planned premium. However, payment of your planned premium does not guarantee your policy will remain in effect. Your policy will terminate if the Cash Surrender Value is insufficient to pay the monthly deduction charges or if you reach the end of the late period and you have not made the necessary payment.

UNPLANNED PREMIUM

     An unplanned premium is a payment you make that is not part of the premium schedule you chose.

     -- While at least one Insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the younger Insured is, or would have been, age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $50.

     -- We may limit the number and amount of any unplanned premium payments.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159.

RISK OF MINIMALLY FUNDED POLICIES

     You can make additional planned or unplanned premium payments at any time up to the younger Insured is, or would have been, age 100. We will require one or more additional premium payments in the circumstance where the Cash Surrender Value of your policy is determined to be insufficient to pay the charges needed to keep your policy in effect. Should the additional payment(s) not be made, your policy will lapse.

     Although premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges, or that is otherwise minimally funded, more likely will be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. When determining the amount of your planned premium payments, you should consider funding your policy at a level which has the potential to maximize the investment opportunities within your policy and to minimize the risks associated with market fluctuations. (Your policy can lapse even if you pay all of the planned premiums on time.)

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern Time. Any premiums received after that time will be credited to your policy on the next Business Day. A "Business Day" is any day that the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on Saturdays, Sundays, and major U.S. holidays.

     The Fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. You can cancel increases in the face amount of your policy under the same time limits. (See the SAI for state-by-state details.)

     We will allocate premium payments you make with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the net premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you only the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     If you cancel an increase in face amount of your policy, we will refund the premium payments you have paid in excess of the planned premiums that are allocated to the increase, less any part of the excess premium payments that we have already paid to you.

     You can return the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

PREMIUM PAYMENTS

     When we receive a premium payment, we deduct the sales expense, state tax, and federal tax charges that apply. The balance of the premium is called the "net premium." We apply your net premium to the Investment Divisions, Fixed Account and/or the DCA Plus Account according to your instructions.

     The premium payments you make during the free look period are applied to your net premium, which is the balance of any planned or unplanned premium payment after we deduct sales expense, state tax, and any federal tax charges that apply, to our General Account. After this period is over, we allocate the net premium, along with any interest credited, to the Investment Divisions of the Separate Account, the Fixed Account, and/or the DCA Plus Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form.

CHECK-O-MATIC

     Check-O-Matic is a system that allows you to authorize monthly electronic deductions from your checking account to make premium payments. You can select any day of the month to initiate drafts except the 29th, 30th and 31st. If a draft date is not selected, it will be the Policy Date. A voided blank check must be forwarded along with an application to begin Check-O-Matic. You can submit your request in writing on a form we approve to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, we will deduct the amount of the loss from your policy's Cash Value. If an electronic ("Check-O-Matic") premium withdrawal is returned for insufficient funds for two consecutive months, this premium payment arrangement will be suspended until you provide notification that you wish to resume the arrangement and we agree to do so.
                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     The monthly deduction of charges will be taken from the initial premium payment beginning on the first Monthly Deduction Day, which will be the policy Issue Date unless you request a different Policy Date. You can call 1-800-598-2019 to determine if we have received your premium payment.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can increase or decrease the face amount of your policy once it is in force. The face amount of your policy affects the Life Insurance Benefit to be paid. You can request an increase in the face amount of your policy if all of the following conditions are met:

     -- both insureds are still living;

     -- the older insured is age 90 or younger

     -- the increase you are requesting is $5,000 or more;

     -- you submit a written application signed by each insured along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     If an increase is approved, we will increase the face amount on the Monthly Deduction Day on or after the date we approve the increase. You should consider the following consequences when increasing the Face Amount of your policy:

     -- additional cost of insurance charges;

     -- a new suicide and contestability period applicable only to the amount of the increase;

     -- a new fifteen-year surrender charge period, applicable only to the amount of the increase;

     -- a change in the life insurance percentage applied to the entire policy under Section 7702 of the IRC; and

     -- a possible new seven-year testing period for modified endowment contract status.

     Under certain circumstances, you can request a decrease in the face amount of your policy if both of the following conditions are met:

     -- either insured is still living; and

     -- the decrease you are requesting will not reduce the policy's face amount below $100,000.

     You should consider the following possible consequences when decreasing the Face Amount of your policy:

     -- a change in the total policy cost of insurance charge;

     -- a surrender charge applicable to the amount of the decreased Face Amount
        (we will deem the amount attributable to your most recent increase in the Face Amount to be canceled first); and

     -- adverse tax consequences.

     For more information about changing the face amount of your policy, see the Statement of Additional Information.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the last surviving insured died. These proceeds will equal:

           1) the Life Insurance Benefit calculated under the Life Insurance Benefit Option you have chosen, valued as of the date of death;

     plus 2) any additional death benefits available under the riders still in effect;

     less 3) any outstanding loans (including any accrued loan interest as of the date of death) on the policy.

     We will pay interest on these proceeds from the date the last surviving insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive insurance proceeds from your policy. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive insurance proceeds after the last surviving insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while an insured is living by writing to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the last surviving insured dies, we will pay the Policy Proceeds to you (the Policyowner), or if you are deceased, to your estate, unless we have other instructions from you to do otherwise.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments that still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, partial withdrawals, loan proceeds, or the Policy Proceeds generally within 7 days after we receive all of the necessary requirements at VPSC located at:
Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value, or the Policy Proceeds during any period that:

       (a) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC or the SEC declares that an emergency exists; or

       (b) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account and/or DCA Plus Account for up to 6 months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation, we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     If we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more, we add interest at an annual rate of 3% (or at a higher rate if required by law).

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by law).

DEATH CLAIMS

     The beneficiary can elect to have the life insurance proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the death benefit proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     We will pay the Policy Proceeds in one sum unless otherwise stated. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will bear interest compounded each year from the date of the last surviving insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
       Under this option, the portion of the Policy Proceeds kept with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
       Under this option, we will pay interest on all or part of the Policy Proceeds kept with us. The frequency of the interest payments can be: each month, every three months, every six months, or each year.

     -- Life Income Option (Option 2)
       Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount of each monthly payment under this option. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While at least one of the insureds is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the last surviving insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT OPTIONS

     -- Your Life Insurance Benefit for Series 1

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers two options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

     -- Your Life Insurance Benefit for Series 2

       Under your policy, the Life Insurance Benefit depends on the Life Insurance Benefit Option you choose. Your policy offers three options:

       OPTION 1-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death. Except as described below, your Life Insurance Benefit under this option will be a level amount.

       OPTION 2-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the policy's Cash Value on that date. The Life Insurance Benefit under this option will vary with the policy's Cash Value. Cash Value will fluctuate due to the performance results of the Investment Divisions you choose. Your Life Insurance Benefit never will be less than your policy's Face Amount.

       OPTION 3-- The Life Insurance Benefit under this option is equal to the policy's Face Amount in force on the last surviving Insured's date of death plus the Adjusted Total Premium. The Life Insurance Benefit under this option will vary with the policy's Adjusted Total Premium (equals total premiums paid minus any partial withdrawals). Your Life Insurance Benefit never will be less than your policy's face amount. The Guaranteed Minimum Death Benefit Rider is not available for Option 3.

     Under all options for Series 1 and Series 2, your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the option you have chosen. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Cash Value Accumulation Test ("CVAT").

     Assuming your Life Insurance Benefit does not increase in order to meet the requirements of IRC Section 7702, and assuming the same face amount and premium payments under these options:

     -- If you choose Option 1, your Life Insurance Benefit will not vary in amount, and generally you will have lower total policy cost of insurance charges and lower Policy Proceeds.

     -- If you choose Option 2, your Life Insurance Benefit will vary with your policy's Cash Value, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

     -- If you choose Option 3 (for Series 2 only), your Life Insurance Benefit will vary with your policy's Adjusted Total Premium, and generally you will have higher total policy cost of insurance charges and higher Policy Proceeds than under Option 1.

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option for your policy while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. However, we may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than the policy minimum, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our limits on the risk we retain, which we set at our discretion. Option changes are not permitted on or after the policy anniversary on which the younger insured is, or would have been, age 100.

 CHANGES FROM OPTION 1 TO OPTION 2

      If you change from Option 1 to Option 2, we will decrease the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. If a surrender charge applies to Face Amount decreases at the time you change your Life Insurance Benefit Option, we will assess a surrender charge based on the amount of the Face Amount decrease.

 CHANGES FROM OPTION 2 TO OPTION 1

      If you change from Option 2 to Option 1, we will increase the Face Amount of your policy by the amount of the Cash Value, so that your Life Insurance Benefit immediately before and after the change remains the same. We will continue to apply the existing surrender charge schedule to your policy, but we will not apply a new surrender charge schedule to the increased Face Amount resulting from the change in this option.

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 2 at a time when the Cash Value is greater than the Adjusted Total Premium, we will decrease the Face Amount of your policy by the difference between the Cash Value and the Adjusted Total Premium so that your Life Insurance Benefit immediately before and after the change remains the same.

      If you change from Option 3 to Option 2 at a time when the Cash Value is less than the Adjusted Total Premium, we will increase the Face Amount of your policy by the difference between the Adjusted Total Premium and the Cash Value so that your Life Insurance Benefit immediately before and after the change remains the same.

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

      If you change from Option 3 to Option 1, we will increase the policy's Face Amount by the amount of Adjusted Total Premium, so that your Life Insurance Benefit immediately before and after the change remains the same.

     In order to change your Life Insurance Benefit Option, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We will change your Life Insurance Benefit Option on the Monthly Deduction Day on or after the date we receive your written request. (See the SAI for examples of how an option change can affect your Life Insurance Benefit.)

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date, including any action taken to contest a face amount increase as a result of a change in the Life Insurance Benefit Option. For any increase(s) in face amount other than one due to a change in the Life Insurance Benefit Option, this two-year period begins on the effective date of the increase.

SUICIDE

     While your policy is in effect:

     -- If the death of the first insured who dies as a result of suicide is within two years of the Issue Date, your policy will continue to be in effect on the last surviving insured.

     -- If the suicide of both insureds occurs at the same time, or if the suicide of the last surviving insured occurs within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn. If the suicide(s) occurs within two years of the effective date of a face amount increase, we will also pay the limited life insurance benefit, or, if the limited life insurance benefit is not payable, the monthly deductions from Cash Value made for that increase.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates either or both the insured(s)' age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     You can assign a Non-Qualified Policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See, "Federal Income Tax Considerations" for more information.) You cannot assign Qualified Policies.

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if an insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the face amount of your policy (not including riders) below the minimum face amount, which is $100,000. See "The Effect of a Partial Withdrawal" for more information about how a partial withdrawal can reduce the policy's face amount.

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we will deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. A partial withdrawal may result in a decrease in your policy's face amount, which may cause a surrender charge to apply. This charge will equal the difference between the surrender charge that we would have charged had you surrendered your entire policy before the decrease and the surrender charge that we would charge if you were to surrender your policy after the decrease.

     You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions, the Fixed Account, and/or the DCA Plus Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions, the Fixed Account, and/or the DCA Plus Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions, the Fixed Account, and/or the DCA Plus Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 1 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal, and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount and your Policy Proceeds by the amount of the partial withdrawal (not including the effect of any withdrawal fee or surrender charge). This occurs because your Life Insurance Benefit under this option is equal to your policy's face amount.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount but we will reduce your Policy Proceeds by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

THE EFFECT OF A PARTIAL WITHDRAWAL (SERIES 2 ONLY)

     When you make a partial withdrawal, we reduce your Cash Value by the amount of the partial withdrawal and any applicable withdrawal fee and surrender charge.

     -- OPTION 1
       If you have elected Life Insurance Benefit Option 1, we reduce your policy's face amount by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) The Cash Value of the policy immediately prior to the withdrawal, minus the face amount divided by the applicable percentage at the time of withdrawal, as shown on Policy Data page, or

          (2) zero.

     -- OPTION 2
       If you have elected Life Insurance Benefit Option 2, we will not reduce your policy's face amount.

     -- OPTION 3
       For policies where Life Insurance Benefit Option 3 is in effect, the face amount of the policy will be reduced by the difference between:

       (a) the amount of the withdrawal; and

       (b) the greater of:

          (1) the Cash Value of the policy immediately prior to the withdrawal minus the face amount divided by the applicable percentage at the time of the withdrawal, as shown on your Policy Data Page, or

          (2) the Adjusted Total Premium immediately prior to the withdrawal.

     If the above results in zero or a negative amount, there will be no adjustment in the face amount.

     Any decrease in the face amount caused by the withdrawal will first be applied against the most recent increase in face amount. It will then be applied to other increases in face amount and then to the initial face amount in the reverse order that they took place.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charges and any outstanding policy loans (including any accrued loan interest). If you surrender your policy during the first Policy Year, an additional contract charge applies. Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account and/or the DCA Plus Account and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while either insured is living. (See "Table of Fees and Expenses" for more information.)

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if the day we receive your request is not a Business Day or if your request is received after the NYSE's close, the requested surrender will be effective on the next Business Day on which the NYSE is open. We will mail the surrender proceeds within seven days after the effective date, subject to the limits explained in the "When We Pay Proceeds" section.

SURRENDER CHARGES

     If you surrender your policy during the first fifteen Policy Years or within fifteen years after you increase the face amount of your policy, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy" for more information) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time.

                                     LOANS

     You can borrow any amount up to the loan value of the policy The loan value at any time is equal to 90% of your policy's Cash Value, less any surrender charges, and, in the first Policy Year, less the amount of any additional contract charge that would apply if you were to fully surrender your policy during that time. (See "Surrender Charges" for more information.) Your policy will be used as collateral to secure this loan. Any amount that secures a loan remains part of your policy's Cash Value but is transferred to the Fixed Account. We credit any amount that secures a loan (the loaned amount) with an interest rate that we expect to be different from the interest rate we credit on any unloaned amount in the Fixed Account and/or the DCA Plus Account.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account (and/or the DCA Plus Account, if so requested) to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account (and/or from the DCA Plus Account) in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions first from the Investment Divisions in proportion to the amounts you have invested and then from the DCA Plus Account.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6.00%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1.00% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account or amounts in the DCA Plus Account. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. For the first 10 Policy Years, the rate we currently credit on loaned amounts is 1.00% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.50% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Value, the greater the risk that the remaining Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all Investment Divisions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a premium payment unless you tell us in writing that it is a loan repayment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account and/or the DCA Plus Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree. Repayment of loans from the DCA Plus Account will be allocated to the Fixed Account.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Value of your policy less any applicable surrender charges, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you.

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as a new loan under the IRC. If the policy is a modified endowment contract, a loan may result in taxable income to you. In addition, for all policies, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Tax Considerations" for more information.)
                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     The late period is the 62 days following the Monthly Deduction Day on which the Cash Surrender Value of your policy is insufficient to pay for monthly deductions from Cash Value for the next policy month. During this period, you have the opportunity to pay any premium needed to cover any overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, we will terminate your policy without any benefits.

     During the late period, we will pay your beneficiary any benefits the beneficiary is entitled to as follows:

     -- If the last surviving insured dies during the late period, we will pay the Policy Proceeds, which we will reduce by the unpaid monthly deductions from Cash Value for the full policy months from the beginning of the late period through the policy month in which the last surviving insured dies.

     -- If the policy has a First-to-Die Monthly Deduction Waiver Rider and either insured dies while the policy is in the late period, we will approve the waiver claim when you pay all overdue monthly deductions from Cash Value.

     -- If the policy has a Level First-to-Die Term Rider and either insured dies while the policy is in the late period, we will pay the proceeds due under this rider less any overdue charges for this rider.

REINSTATEMENT OPTION

     If your policy has lapsed, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is terminated;

     -- both insureds are living (However, we will accept your reinstatement request when only one insured is living, if the other insured died before your policy terminated); and

     -- you have not surrendered your policy.

     Keep in mind that a termination and subsequent reinstatement may cause your policy to become a modified endowment contract. Modified endowment contracts are subject to less favorable tax treatment on amounts withdrawn or borrowed from the policy.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to the sum of (a) and (b) where:

        (a) is an amount sufficient to keep the policy in effect for at least three months, including monthly deduction charges, premium expenses, and any surrender charges; and

        (b) is 115% of any additional contract charge for a policy that ended during the first Policy Year and is later reinstated.

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 31 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values, and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

CHARGES FOR TAXES

     We impose a federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the Internal Revenue Code in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, we do not charge the Separate Account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the Internal Revenue Code only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with Internal Revenue Code Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The Internal Revenue Service has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that you and the beneficiary of your policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the beneficiary subject to the terms and conditions of Section 101(a)(1) of the Internal Revenue Code. Pursuant to Section 101(g) of the Internal Revenue Code, amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts and that are entered into on or after June 21, 1988 is somewhat different, as described below.

     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the Internal Revenue Code, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE YOUNGER INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the younger insured is, or would have been, age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the younger insured becomes age
100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the younger insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the younger insured becomes age 100.

POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the Internal Revenue Code prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or for the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income.

CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and (ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the Life Insurance Benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the Internal Revenue Code. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the Internal Revenue Service may enact.

OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary.

QUALIFIED PLANS

     The policies are intended to be used with plans qualified under IRC Section 401 (a). While these plans include profit sharing plans, 401 (k) plans, money purchase pension plans and defined benefit plans, purchasers of these policies should seek legal and tax advice regarding the suitability of these policies for all types of plans qualified under Section 401 (a). Generally, employer contributions to plans qualified under Section 401 (a) and earnings thereon are not taxed to participants until distributed in accordance with plan provisions.

WITHHOLDING

     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the Internal Revenue Service has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.
                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual suits and/or alleged class action arising from its agency sales force, insurance (including variable contracts registered under federal securities law), investment, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account and DCA Plus Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter.

This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Generally, NYLIAC will immediately mail to you confirmation of any transaction involving the Separate Account. When we receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks ("Check-o-Matic"), payments forwarded by your employer ("list billing"), or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transaction will only appear on your quarterly statement and you will not receive a confirmation statement after each such transaction.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements (please refer to the section on "How To Reach Us for Policy Services"). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a better address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.
                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity, and of cash flows for each of the three years in the period ended December 31, 2004 (including the report of independent auditors), and the Separate Account statement of assets and liabilities as of December 31, 2004, and the statement of operations, statement of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of independent auditors) are included in the SAI. The independent accountants are PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017.

                                STATE VARIATIONS

                   VARIATIONS BY JURISDICTION (FOR SERIES 1)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your Policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Policy Split Option--Due to state regulations, the policy cannot be split in the event of the divorce of the insureds.

-- Misstatement of Age or Sex--In the event of such misstatement, we will adjust the Life Insurance Benefit provided by your policy, but we will not adjust the Cash Value.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Loan Repayment--Where we have sent a notice that your policy is in danger of terminating because the amount of your unpaid loan plus accrued loan interest exceeds the Cash Surrender Value of your policy, we will only terminate your policy if you do not make the necessary payments within 61 days from the date we mail the notice.

-- Late Period--We will not terminate your policy until 61 days after the date we mail a notice to you informing you that the Cash Surrender Value of your policy is insufficient to cover the required monthly deductions.

   TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

                   VARIATIONS BY JURISDICTION (FOR SERIES 2)

The following lists by jurisdiction any variations to the statements made in this prospectus.

CALIFORNIA

-- Free Look--If you cancel your policy, we will pay you your policy's Cash
   Value on the date you return the policy, plus the charges deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- The Suicide Exclusion period is one year from the Issue Date.

CONNECTICUT

-- Loan Interest Rate--Due to state regulation, the loan interest rate is fixed at 8.0% and may not be lowered.

DISTRICT OF COLUMBIA

-- Free Look Period--You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Late Period--The late period is the 31 days following the Monthly Deduction
   Day that the Cash Surrender Value is zero or less than zero. We will mail a notice to the policyowner (and any known assignee) at least 30 days before the end of the late period.

INDIANA

-- Free Look--You may return the policy to any of our registered representatives.

MARYLAND

-- Partial Withdrawals--We have the right to deny any partial withdrawal which would cause the face amount of the policy to drop below $100,000.

-- Additional Benefits through Riders--The GMDB rider is called the Guaranteed
   No Lapse Benefit Rider.

MASSACHUSETTS

-- Transfers to the Fixed Account--If there is a change in the investment strategy of the Separate Account, you may make an unrestricted transfer from the Separate Account to the Fixed Account, even if such change occurs after the first two Policy Years.

-- Guaranteed Minimum Death Benefit--This rider is not available.

MICHIGAN

-- Living Benefits Rider--You may exercise the benefit under this rider if the surviving insured has a life expectancy of six months or less.

NEW JERSEY

-- Policy Date--You may not choose a Policy Date that is before your policy's
   Issue Date.

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- State Tax Charge--We will not increase the charge above 2.0%.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

NEW YORK

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change to your Life Insurance Benefit Option each Policy Year.

-- Policy Termination--Your policy will end on the policy anniversary the younger insured is, or would have been, age 100. The Cash Surrender Value will be paid at that time.

-- Free Look Period--You have ten days from the date you receive your policy. We will allocate the initial premium and any other premium payments you make during the first ten days after you receive your policy to the General Account. After this ten day period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division--If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit survivorship life insurance policy, for an amount of insurance not greater than the Life Insurance Benefit of the original policy, on the date of conversion. The new policy will be based on the same issue ages, sexes, and underwriting classes as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Maximum Transfer from the Fixed Account--The maximum amount you may transfer from the Fixed Account to the Investment Divisions during any Policy Year is 25% of the amount in the Fixed Account at the beginning of the Policy Year.

-- Policy Split Option--You must provide evidence of insurability for any exercise of this option. Also, in addition to divorce and certain tax law changes, the policy may be split in the event of the annulment of the insureds.

-- Extended Term Insurance--On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Guaranteed Minimum Death Benefit--This rider is not available.

-- First-to-Die Monthly Deduction Waiver--This rider is not available.

NORTH CAROLINA

-- Free Look Period--You have until the later of 20 days from the date you receive your Policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during the first 20 days after you receive your policy to the General Account. After this 20 day period, we will allocate your net premiums according to your instructions.

OREGON

-- State Tax Charge--In Oregon, this tax is referred to as a "tax charge back" and only applies to policies issued after May 19, 2000. The rate may not be changed for the life of the policy.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers into the Fixed Account each Policy Year.

PENNSYLVANIA

-- Transfer of Loan Interest to the Fixed Accounts--When a loan is taken and a transfer of funds is made from the Separate Account to the Fixed Account, the amount in the Fixed Account that is securing the outstanding loan will equal 100% of the sum of the new loan and any previous unpaid loans.

   While a policy loan is outstanding, no partial withdrawals or transfers that would reduce the Cash Value of the Fixed Account below 100% of the outstanding loan are permitted.

TEXAS

-- Face Amount Increases--You are allowed to increase your policy's face amount only once each Policy Year.

-- Face Amount Decreases--You are allowed to decrease your policy's face amount only once each Policy Year.

-- Changing Your Life Insurance Benefit Option--You may make only one change in your Life Insurance Benefit Option each Policy Year.

-- Transfers--After the first two Policy Years, you are allowed a maximum of twelve transfers to the Fixed Account each Policy Year.

-- Unplanned Premium--You are allowed a maximum of twelve unplanned premium payments each Policy Year.

-- Partial Withdrawals--You may take only one partial withdrawal in the first
   Policy Year, if Life Insurance Benefit Option 1 is in effect.

-- Guaranteed Minimum Death Benefit--This rider is not available.

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                                   APPENDIX A

                                 ILLUSTRATIONS

     The following tables demonstrate the way your policy works. The tables are based on the gender, age, underwriting class for each of the insureds, initial Life Insurance Benefit, and premium as follows:

     The tables are for a policy issued to a male with Preferred underwriting class and issue age 55, and a female with Preferred underwriting class and issue age 50 with a planned annual premium of $15,000, a Surrender Charge Premium of $12,662.14, an initial face amount of $1,000,000, and no riders. It assumes that 100% of the net premium is allocated to the Separate Account for Series 2.

     The tables show how the Life Insurance Benefit, Cash Value and Cash Surrender Value would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6%, or 12%. The tables will assist in the comparison of the Life Insurance Benefit, Cash Value, and Cash Surrender Value of the policy with other variable life insurance plans.

     The Life Insurance Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the assets among the Investment Divisions of the Separate Account and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6%, or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made or if premium payments were not paid on the policy anniversary during the period of time illustrated. Depending on the timing and degree of fluctuation, the actual values could be substantially more or less than those shown. A lower value may, under certain circumstances, result in the lapse of the policy unless the policyowner pays more than the stated premium.

     Table 1 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the current cost of insurance rates. These deductions and charges, include all charges from planned premium payments and the Cash Value at their current levels.

     For Series 2, Table 1 reflects a monthly Mortality and Expense Risk fee equal to an annual rate of 0.60% (on a current basis) of the cash value allocated to the Separate Account, and a monthly asset based administrative charge equal to an annual rate of 0.10% on the cash value allocated to the Separate Account.

     Table 2 reflects all deductions and charges under the policy and assume that the cost of insurance charges are based on the guaranteed cost of insurance rates. These deductions and charges include all charges from planned premium payments and the Cash Value at their guaranteed levels.

     For Series 2, Table 2 reflects a monthly Mortality and Expense Risk charge equal to an annual rate of 0.90% (on a guaranteed basis) of the cash value allocated to the Separate Account and a monthly asset based administrative charge equal to an annual rate of 0.10% of the cash value allocated to the Separate Account.

     All tables reflect total assumed investment advisory fees together with other expenses incurred by the Funds of 0.77% of the average daily net assets of the Funds. This total is based upon an arithmetic average of the management fees, administrative fees and the other expenses after expense reimbursement for each Investment Division. Please refer to the Fee Table in this prospectus for details of the underlying Fund fees.

     For Series 2, taking into account the arithmetic average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6%, and 12% would correspond to illustrated net investment returns of: -0.77%, 5.18%, and 11.14%.

     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the policyowner.

     NYLIAC will furnish upon request a comparable illustration using the age, gender, and underwriting classification of the insureds for any initial Life Insurance Benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                                    TABLE 1
     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    SERIES 2

                         MALE ISSUE AGE: 55, PREFERRED
                        FEMALE ISSUE AGE: 50, PREFERRED
       PLANNED ANNUAL PREMIUM: $15,000 SURRENDER CHARGE PREMIUM: $12,662
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1
                            ASSUMING CURRENT CHARGES

                END OF YEAR DEATH BENEFIT(1)         END OF YEAR CASH VALUES(1)       END OF YEAR CASH SURRENDER VALUES(1)
               ASSUMING HYPOTHETICAL RETURNS       ASSUMING HYPOTHETICAL RETURNS         ASSUMING HYPOTHETICAL RETURNS
             ----------------------------------   --------------------------------   --------------------------------------
POLICY YEAR     0%          6%          12%         0%         6%          12%          0%           6%            12%
-----------  ---------   ---------   ----------   -------   ---------   ----------   ---------   -----------   ------------
     1       1,000,000   1,000,000    1,000,000    11,987      12,740       13,494      9,454        10,207         10,962
     2       1,000,000   1,000,000    1,000,000    24,320      26,585       28,943     21,788        24,052         26,411
     3       1,000,000   1,000,000    1,000,000    36,436      41,007       45,954     33,904        38,475         43,422
     4       1,000,000   1,000,000    1,000,000    48,853      56,565       65,238     46,321        54,032         62,705
     5       1,000,000   1,000,000    1,000,000    61,090      72,817       86,523     58,558        70,284         83,991
     6       1,000,000   1,000,000    1,000,000    73,151      89,794      110,018     70,618        87,261        107,486
     7       1,000,000   1,000,000    1,000,000    85,022     107,514      135,938     82,743       105,235        133,659
     8       1,000,000   1,000,000    1,000,000    96,679     125,982      164,507     94,653       123,956        162,481
     9       1,000,000   1,000,000    1,000,000   108,127     145,235      196,003    106,354       143,462        194,231
    10       1,000,000   1,000,000    1,000,000   119,373     165,311      230,738    117,853       163,792        229,218
    15       1,000,000   1,000,000    1,000,000   174,734     282,075      469,541    174,480       281,823        469,288
    20       1,000,000   1,000,000    1,483,474   222,558     424,143      857,499    222,558       424,143        857,499
    25       1,000,000   1,000,000    2,223,644   259,275     596,429    1,482,429    259,275       596,429      1,482,429
    30       1,000,000   1,078,291    3,318,217   273,772     804,964    2,476,281    273,772       804,964      2,476,281
    35       1,000,000   1,282,131    4,925,238   243,506   1,050,927    4,037,080    243,506     1,050,927      4,037,080
    40       1,000,000   1,532,853    7,412,580   108,909   1,332,916    6,445,721    108,909     1,332,916      6,445,721
    45              --   1,810,445   11,097,542        --   1,660,959   10,181,231         --     1,660,959     10,181,231
    50              --   2,115,544   16,535,735        --   2,074,063   16,211,505         --     2,074,063     16,211,505

------------
(1) Assumes no policy loan or partial withdrawal has been made.

WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                    TABLE 2
     FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                                    SERIES 2

                         MALE ISSUE AGE: 55, PREFERRED
                        FEMALE ISSUE AGE: 50, PREFERRED
       PLANNED ANNUAL PREMIUM: $15,000 SURRENDER CHARGE PREMIUM: $12,662
                        INITIAL FACE AMOUNT: $1,000,000
                        LIFE INSURANCE BENEFIT OPTION 1
                          ASSUMING GUARANTEED CHARGES

               END OF YEAR DEATH BENEFIT(1)       END OF YEAR CASH VALUES(1)      END OF YEAR CASH SURRENDER VALUES(1)
               ASSUMING HYPOTHETICAL RETURNS     ASSUMING HYPOTHETICAL RETURNS       ASSUMING HYPOTHETICAL RETURNS
             ---------------------------------   -----------------------------   --------------------------------------
POLICY YEAR     0%          6%          12%        0%        6%         12%          0%           6%           12%
-----------  ---------   ---------   ---------   -------   -------   ---------   ----------   ----------   ------------
     1       1,000,000   1,000,000   1,000,000    11,743    12,482      13,223      9,211        9,950         10,690
     2       1,000,000   1,000,000   1,000,000    23,801    26,018      28,327     21,269       23,486         25,795
     3       1,000,000   1,000,000   1,000,000    35,558    40,022      44,853     33,026       37,490         42,321
     4       1,000,000   1,000,000   1,000,000    47,475    54,985      63,431     44,943       52,452         60,898
     5       1,000,000   1,000,000   1,000,000    59,052    70,433      83,738     56,519       67,900         81,205
     6       1,000,000   1,000,000   1,000,000    70,267    86,361     105,925     67,735       83,829        103,393
     7       1,000,000   1,000,000   1,000,000    81,099   102,763     130,159     78,820      100,484        127,879
     8       1,000,000   1,000,000   1,000,000    91,521   119,629     156,618     89,495      117,603        154,592
     9       1,000,000   1,000,000   1,000,000   101,504   136,944     185,504     99,731      135,171        183,732
    10       1,000,000   1,000,000   1,000,000   111,011   154,690     217,035    109,491      153,171        215,515
    15       1,000,000   1,000,000   1,000,000   150,851   250,361     425,796    150,597      250,108        425,542
    20       1,000,000   1,000,000   1,294,836   165,414   348,269     748,460    165,414      348,269        748,460
    25       1,000,000   1,000,000   1,835,207   129,509   433,379   1,223,471    129,509      433,379      1,223,471
    30              --   1,000,000   2,533,331        --   471,471   1,890,546         --      471,471      1,890,546
    35              --   1,000,000   3,415,070        --   375,772   2,799,238         --      375,772      2,799,238
    40              --          --   4,607,020        --        --   4,006,105         --           --      4,006,105
    45              --          --   6,154,001        --        --   5,645,872         --           --      5,645,872
    50              --          --   8,231,271        --        --   8,069,874         --           --      8,069,874

------------
(1) Assumes no policy loan or partial withdrawal has been made.

WE EMPHASIZE THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT DEEM THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NEITHER NEW YORK LIFE INSURANCE AND ANNUITY COMPANY, THE SEPARATE ACCOUNTS, NOR THE FUNDS REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                        OBTAINING ADDITIONAL INFORMATION

     The Statement of Additional Information ("SAI") includes additional information about SVUL including information about compensation arrangements. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at Madison Square Station, P.O. Box 922, New York, NY 10159), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number, (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

                           TABLE OF CONTENTS FOR THE
                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")


General Information and History.............................    2
Additional Information about the Operations of the
  Policies..................................................    2
Distribution and Compensation Arrangements..................   17
Underwriting a Policy.......................................   19
Additional Information about Charges........................   20
Surrender of Your Policy....................................   27
About the Financial Statements..............................   27
NYLIAC & Separate Account Financial Statements..............  F-1
Performance Summary.........................................  P-1

     Information about SVUL (including the SAl) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

------------------------------
  SEC File Number: 811-07798
------------------------------

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2005

                                      FOR

                  NYLIAC SURVIVORSHIP VARIABLE UNIVERSAL LIFE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Survivorship Variable Universal Life ("SVUL") prospectus. You should read the SAI in conjunction with the current SVUL prospectus dated May 1, 2005 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at 1-800-598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 651, New York, NY 10010. Terms used but not defined in the SAI have the same meaning as in the current SVUL prospectus.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information and History.............................     2
Additional Information about the Operation of Policies and
  Insurer...................................................     2
Distribution and Compensation Arrangements..................    17
Underwriting a Policy.......................................    19
Additional Information about Charges........................    20
Loans.......................................................    27
Surrender of Your Policy....................................    27
Financial Statements........................................    27
NYLIAC and Separate Account Financial Statements............   F-1
Performance Summary.........................................   P-1

     SVUL IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The SVUL prospectus and SAI describe two flexible premium survivorship variable universal life insurance policies that NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. Series 2 is a SVUL policy NYLIAC has offered for sale since May 10, 2002.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIACs financial statements are also included in this SAI. NYLIACs principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $65.8 billion at the end of 2004. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

       ADDITIONAL INFORMATION ABOUT THE OPERATION OF POLICIES AND INSURER

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
        -- MainStay VP Balanced--Initial Class
        -- MainStay VP Basic Value--Initial Class
          (formerly, MainStay VP Dreyfus Large Company Value)

        -- MainStay VP Bond--Initial Class
        -- MainStay VP Capital Appreciation--Initial Class
        -- MainStay VP Cash Management
        -- MainStay VP Common Stock--Initial Class
        -- MainStay VP Convertible--Initial Class
        -- MainStay VP Floating Rate--Initial Class
        -- MainStay VP Government--Initial Class
        -- MainStay VP Growth--Initial Class (formerly, MainStay VP Eagle Asset
           Management Growth Equity)
        -- MainStay VP High Yield Corporate Bond--Initial Class
        -- MainStay VP Income and Growth--Initial Class (formerly, MainStay VP
           American Century Income and Growth)
        -- MainStay VP International Equity--Initial Class
        -- MainStay VP Mid Cap Core--Initial Class
        -- MainStay VP Mid Cap Growth--Initial Class
        -- MainStay VP Mid Cap Value--Initial Class
        -- MainStay VP S&P 500 Index--Initial Class
        -- MainStay VP Small Cap Growth--Initial Class
        -- MainStay VP Total Return--Initial Class
        -- MainStay VP Value--Initial Class

     The Alger American Fund
        -- Alger American Small Capitalization (Class O Shares)

     Calvert Variable Series, Inc.
        -- Calvert Social Balanced Portfolio

     Dreyfus Investment Portfolios
        -- Dreyfus IP Technology Growth (Initial Shares)

     Fidelity Variable Insurance Products Fund
        -- Fidelity(R) VIP Contrafund(R) (Initial Class)
        -- Fidelity(R) VIP Equity-Income (Initial Class)

     Janus Aspen Series
        -- Janus Aspen Series Balanced (Institutional Shares)
        -- Janus Aspen Series Worldwide Growth (Institutional Shares)

     T. Rowe Price Equity Series, Inc.
        -- T. Rowe Price Equity Income Portfolio

     The Universal Institutional Funds, Inc.
        -- Van Kampen UIF Emerging Markets Equity (Class I)

     The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the MainStay VP Series Fund and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor (see "Sales and Other Agreements," below).

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other Separate Accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

CHANGING THE FACE AMOUNT OF YOUR POLICY

     You can request an increase in the face amount of your policy if all of the following conditions are met:

     -- both insureds are still living;

     -- the older Insured is age 90 or younger;

     -- the increase you are requesting is at least $5,000 or more;

     -- the requested increase will not cause the policy's face amount to exceed our maximum limit on the risk we retain, which we set at our discretion; and

     -- you submit a written application signed by the insureds along with satisfactory evidence of insurability.

     We can limit any increase in the face amount of your policy.

     You can request a decrease in the face amount of your policy if both of the following conditions are met:

     -- either insured is still living; and

     -- the decrease you are requesting will not reduce the policy's face amount below the minimum face amount of $100,000.

     We may limit any decrease in the face amount of your policy.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b)-c

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

                 c = a factor representing the Mortality and Expense Risk and administrative charges. This factor is deducted on a daily basis and is currently equal to an annual rate of .70% (the sum of .60% and .10%) of the value of each Investment Division's assets.

     SERIES 2

                                     (a/b)

        Where: a = the sum of:

                      (1) the net asset value of the Fund share held in the
                          Separate Account for that Investment Division at the end of the current valuation day, plus

                      (2) the per share amount of any dividends or capital gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                 b = the net asset value of the Fund share held in the Separate
                     Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS AND OPTIONS

     The following riders and options are available with this policy, and a description of each is provided in the current prospectus:

     Guaranteed Minimum Death Benefit Rider
     First-to-Die Monthly Deduction Waiver Rider
     Level First-to-Die Term Rider
     Life Extension Benefit Rider (Series 2 only)
     Living Benefits Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders and options appears below.

     -- GUARANTEED MINIMUM DEATH BENEFIT RIDER

     Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. Then, we will waive any excess amount of these charges, including the charge for this and any other rider. Generally, this rider is available with a benefit period of up to the younger insured's age 80 or 100. You may choose either expiry date as long as the benefit period is at least ten years.

     The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elect this rider, you will find the GMDB premium on the Policy Data Page. On the Monthly Deduction Date we will deduct a charge equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB Premium Test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)

    Cumulative                 Cumulative partial                       Cumulative monthly GMDB
     premium payments    less   withdrawals           must be at least   premiums from the Policy Date to
     to date                    to date               equal to           the date the test is performed

     If your policy does not satisfy the GMDB Premium Test, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB Premium Test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following ways:

        (1) If you take a loan during the first two Policy Years, this rider will end.

        (2) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you took the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     There is an additional charge for this rider.

     -- FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER

     If either Insured dies while this rider is in effect, we will waive your policy's monthly deductions listed below from cash value for the remainder of the policy. The charges we will waive under this rider are:

        (a) the monthly contract charge;

        (b) the monthly cost of insurance charge for the base policy (not including riders);

        (c) the charge per $1,000 of the current face amount (not including riders), which only applies during the first three Policy Years (for Series
     2); the charge per

     $1,000 of the initial face amount (not including riders), which only applies during the first three Policy Years (for Series 1); and

        (d) any monthly rider charges.

     These deductions are described in more detail under DEDUCTIONS AND CHARGES -- Deductions from Cash Value and on the Policy Data Page.

     There is an additional charge for this rider.

     -- LEVEL FIRST-TO-DIE RIDER

     This rider provides a level term insurance death benefit which we will pay when either Insured dies while this rider is in effect. We will only pay the benefit under this rider once even if both Insureds die at the same time.

     You may decrease the face amount of this rider as long as you do not decrease it below the minimum amount we require to issue the rider. You may not increase the face amount of this rider.

     There is an additional charge for this rider.

     -- LIFE EXTENSION RIDER (SERIES 2 ONLY)

     This rider becomes effective on the policy anniversary on which the younger Insured is (or would have been) age 100. Under this rider, the life insurance benefit will continue to equal the Life Insurance Benefit of the policy effective on the date of the last surviving Insured's death. Without this rider, on the policy anniversary on which the younger Insured is (or would have been) age 100, the Life Insurance Benefit would be equal to the policy's Cash Value. You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     The charge for this rider is calculated as a percentage of the cost of insurance charges for the base policy in effect. The percentage is shown on the Policy Data Page. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day beginning on the policy anniversary on which the younger Insured is (or would have been) age 90, and continuing until the policy anniversary on which the younger Insured is (or would have been) age 100. When this rider becomes effective, the assets of your policy invested in the Separate Account will be transferred to a cash management Investment Division. Thereafter, transfers can only be made between this Investment Division and the Fixed Account. All other riders attached to the policy will end.

     There is an additional charge for this rider.

     You can cancel this rider by sending us a signed written notice. This rider will end on the Monthly Deduction Day on or next following receipt of your request.

     -- LIVING BENEFITS RIDER

     When using this rider, after either Insured dies, if the last surviving Insured has a life expectancy of 12 months or less, you may request a portion or all of the Policy Proceeds as an accelerated death benefit.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $100,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, Target Premium, rider death benefits, monthly deductions from Cash Surrender Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under this rider generally will be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer, or employee, or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- POLICY SPLIT OPTION

     You can exchange your policy, without evidence of insurability, for two equal separate life insurance policies, one on each of the insureds within 6 months of the following two dates:

     (1) the date a final divorce decree which terminates the marriage of the insureds has been in effect for six months; or

     (2) the effective date of a change in the Federal tax law which results in:

        (a) a reduction in the unlimited Federal Estate Tax marital deduction provision (Section 2056 of the IRC), or

        (b) a reduction of at least 50% in the level of estate tax rate from the 1986 Tax Act payable on death.

     You must request a policy split in writing. At the time we receive your request:

     (1) Both insureds must be living;

     (2) Each new policy will be a variable adjustable life plan which is being offered by us on the date of the exchange; and

     (3) An insurable interest must exist between the owner of each new policy and the insured of that new policy under all applicable laws.

      ABOUT THE NEW POLICIES

       -- The Policy Date and Issue Date of each new policy will be the date when you split the policy.

       -- The face amount of each new policy will equal one half of the face amount of this policy and the face amount of any second-to-die riders. The face amount of any first-to-die riders and the GMDB rider are not included on the new policies.

       -- The policyowner and beneficiary of each new policy will be the same as under the original policy, unless you state otherwise.

       -- We will not assess a fee or surrender charge on a policy that is terminating as a result of a policy split. However, we will apply all fees and charges that generally apply to the new policies you are splitting your policy into, including a new surrender charge schedule, to each of the new policies that result from the policy split.

       -- The cost of insurance rates for each new policy will be based on the insured's age and gender on the date of the split and most recent underwriting class on the original policy.

       -- One half of the Cash Surrender Value [less unpaid loan and accrued interest] will be allocated as the initial premium for each new policy.

       -- If the original policy has been assigned, each new policy will have the same assignment.

       -- The Internal Revenue Service has ruled that where the insured or insureds of an insurance policy that is exchanged for a new policy are not identical to the insured or insureds of the original policy, the exchange is taxable.

     -- DOLLAR COST AVERAGING

     The main Objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like to the transfers made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account. In addition, you cannot make transfers into the DCA Plus Account. Transfers out of the DCA Plus Account are subject to the requirements of the DCA Plus feature (see below).

     We will make Dollar Cost Averaging transfers on the date you specify, or on the next Business Day. You can specify any day of the month with the exception of the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable Products Service Center "VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two policy features. Dollar Cost Averaging is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Dollar Cost Averaging.

     -- DCA PLUS ACCOUNT (MAY BE DISCONTINUED AT ANY TIME)

     This feature permits you to set up automatic dollar cost averaging using a 12-month DCA Plus Account and is only available at policy issue. The DCA Plus Account will earn a fixed interest rate. This fixed interest rate will be different and generally should earn a higher rate than the Fixed Account. The guaranteed minimum interest rate is the same as Fixed Account's minimum interest rate (4% for Survivorship Variable Universal Life). You can request DCA Plus in addition to our existing options.

     In order to elect DCA Plus, you must allocate a minimum of $1,000 of your initial premium to the DCA Plus Account. If you do not allocate the minimum amount to the DCA Plus account, the premium amount will be automatically applied to the Investment Divisions and/or the Fixed Account that you have specified to receive transfers from the

DCA Plus Account. You must specify the Investment Divisions into which transfers from the DCA Plus Account are to be made. Amounts in the DCA Plus Account will be transferred to the Investment Divisions within a maximum of 12 monthly transfers. These monthly transfers will begin on a date selected by you. You cannot select the 29th, 30th, or 31st as a date for these transfers. Transfers will be made on the same day or on the next Business Day (if the day is not a Business Day) each month for a 12-month period. The amount of transfer will be calculated at the time of the scheduled transfer based on the number of remaining monthly transfers and the remaining value in the DCA Plus Account. For example, the amount of the first monthly transfers out of the DCA Plus Account will equal 1/12 of the value of the DCA Plus Account on the date of the transfer. The amount of the remaining transfers will equal 1/11, 1/10, 1/9, 1/8, 1/7, 1/6, 1/5, 1/4, 1/3, 1/2, and the balance, respectively, of the value of the DCA Plus Account on the date of each transfer.

     Any subsequent premium allocated to DCA Plus that we receive during the 12 months of DCA Plus will be added to the existing balance in the DCA Plus Account and be subsequently transferred out in accordance with the remaining transfers. These subsequent premium contributions will be credited with the current interest rate for the DCA Plus Account in effect on the date the premium is received. Only new premium contributions can be added to the DCA Plus Account while active. Transfers into the DCA Plus Account are not permitted. The entire value of the DCA Plus Account will be transferred out during the 12 month period or sooner if the balance falls below $100.00. If on any given month, the amount of a transfer would leave a balance of less than $100.00 in the DCA Plus Account, the entire balance will be transferred out at this point. Once the balance of the DCA Plus Account reaches zero, DCA Plus ends. If an additional premium payment is allocated to the DCA Plus Account, after the duration period has expired or the DCA Plus Account balance has reached zero, the premium contribution will be allocated to the DCA Plus destination funds and you will be notified that your allocations should be changed to reflect the end of DCA Plus.

     You can make partial withdrawals, loans, and transfers (in addition to the automatic transfers described above) from the DCA Plus Account. Loans from the DCA Plus Account will be repaid to the Fixed Account.

     Use of the DCA Plus Account does not assure growth or protect against loss in declining markets. Assets in our General Account support the DCA Plus Account.

     -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th, and 31st. The minimum cash value you must have allocated to the Separate Account is $2,500. We will suspend this feature automatically if the cash value is less than $2,000 on a reallocation date. Once the cash value equals or exceeds this amount,

Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions for this feature.

     We will make all Automatic Asset Reallocation transfers on the date you specify or on the next Business Day. You can specify any day of the month other than the 29th, 30th, and 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159. NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two policy features. Automatic Asset Reallocation is available when the DCA Plus feature is in place, but funds in the DCA Plus Account are not eligible for Automatic Asset Reallocation.

     -- INTEREST SWEEP

     We will begin to make interest sweep transfers if the amount in the Fixed Account is at least $2,500. You can specify any date that you want to make these automatic transfers, with the exception of the 29th, 30th, or 31st of the month. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than 10% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request. Interest Sweep is available when DCA Plus is in place, but funds in the DCA Plus Account are not eligible for Interest Sweep.

EXAMPLES OF IRC SECTION 7702 ON LIFE INSURANCE BENEFITS

     Under this policy, you can choose from different Life Insurance Benefit Options. The following are standardized examples of how CVAT can impact the Life Insurance Benefit.
                                    EXAMPLES
             (Effect of IRC Section 7702 on Life Insurance Benefit)

                        LIFE INSURANCE BENEFIT OPTION 1

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount
     Face Amount:                    $100,000
     Cash Value:                     $ 25,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($25,000 X 379%)             $ 94,750
      -----------------------
                                     --------
     Life Insurance Benefit:         $100,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 50,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount:                    $100,000
     % of Cash Value:
        ($50,000 X 379%)             $189,500
      -----------------------
                                     --------
     Life Insurance Benefit:         $189,500


                        LIFE INSURANCE BENEFIT OPTION 2

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Cash Value
     Face Amount:                    $100,000
     Cash Value:                     $ 20,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $120,000
     % of Cash Value:
        ($20,000 X 379%)             $ 75,800
      -----------------------
                                     --------
     Life Insurance Benefit:         $120,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value

     Face Amount:                    $100,000
     Cash Value:                     $ 40,000
     IRC Section 7702
        Percentage                       379%

   Greater of:
     Face Amount + Cash Value:       $140,000
     % of Cash Value:
        ($40,000 X 379%)             $151,600
      -----------------------
                                     --------
     Life Insurance Benefit:         $151,600


              LIFE INSURANCE BENEFIT OPTION 3 (FOR SERIES 2 ONLY)

   EXAMPLE 1:
   Life Insurance Benefit = Face Amount +
   Adjusted Total Premium
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 30,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($30,000 X 379%)             $113,700
      -----------------------
                                     --------
     Life Insurance Benefit:         $150,000
   EXAMPLE 2:
   Life Insurance Benefit = % of Cash Value
     Face Amount:                    $100,000
     Adjusted Total Premium          $ 50,000
     Cash Value:                     $ 60,000
     IRC Section 7702
        Percentage                       379%
   Greater of:
     Face Amount + Adjusted
        Total Premium:               $150,000
     % of Cash Value:
        ($60,000 X 379%)             $227,400
      -----------------------
                                     --------
     Life Insurance Benefit:         $227,400

CHANGING YOUR LIFE INSURANCE BENEFIT OPTION

     You can change the Life Insurance Benefit Option to Option 2 or Option 1 while both insureds are living, and to Option 1 if only one insured is living. For Series 2, changes to Option 3 are not permitted. We may prohibit you from changing the Life Insurance Benefit Option if the change would (i) cause the face amount of the policy to be less than $100,000, (ii) cause the policy to fail to qualify as life insurance under Section 7702 of the Internal Revenue Code, or (iii) cause the policy's face amount to exceed our retention limits. In addition, no option changes will be permitted on or after the Policy Anniversary on which the younger insured is, or would have been, age 100.

ADDITIONAL INFORMATION ABOUT CHANGING OPTIONS

     You can change the option you choose for your Life Insurance Benefit. The following Examples demonstrate the impact this change can have on your Life Insurance Benefit
                                    EXAMPLE

 CHANGES FROM OPTION 1 TO OPTION 2

 Cash Value                                                          $  200,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  800,000
   ($1,000,000 - $200,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,000,000
 CHANGES FROM OPTION 2 TO OPTION 1

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,150,000
   ($1,000,000 + $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,150,000

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is greater than Adjusted Total Premium

 Adjusted Total Premium                                              $  100,000

 Cash Value                                                          $  150,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $  950,000
   ($1,000,000 + $100,000 - $150,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

 CHANGES FROM OPTION 3 TO OPTION 1 (FOR SERIES 2 ONLY)

 Adjusted Total Premium                                              $  100,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,100,000
   ($1,000,000 + $100,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

 CHANGES FROM OPTION 3 TO OPTION 2 (FOR SERIES 2 ONLY)

 Cash Value is less than Adjusted Total Premium

 Adjusted Total Premium                                              $  100,000

 Cash Value                                                          $   80,000

 Face Amount
   before option change                                              $1,000,000

 Face Amount
   after option change                                               $1,020,000
   ($1,000,000 + $100,000 - $80,000)

 Life Insurance Benefit
   immediately before and
   after option change                                               $1,100,000

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     The policies are sold by registered representatives of NYLIFE Securities, Inc. ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer.


     The average commission rate paid to broker-dealers on a present value basis over 30 years is 6.1% per year.(1) Broker-dealers receive commission not to exceed 50% of premiums paid up to the commission Target Premium in Policy Year 1, 8% for Policy Year 2, 6.25% for Policy Years 3 and 4, 6.5% for Policy Years 5 and 6, 5.5% for Policy Year 7, 5.0% for Policy Years 8-10, and 3.5% for Policy Years 11-15, plus 3.0% of premiums paid in excess of such amount in Policy Years 1-15. The "commission Target Premium" is the calculation of the maximum commission payable based on the face amount of the policy, the issue age, gender, and underwriting class of both insureds. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums paid.


     The total commissions paid during the fiscal years ended December 31, 2004, 2003, and 2002 were $1,846,786, $1,633,611, and $3,293,648, respectively. NYLIFE
Distributors did not retain any of these commissions.

     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on

---------------

(1) Assumes a discount rate of 6%. Additional assumptions for the SVUL product are Male Issue Age 55, issued preferred, and Female Issue Age 50, issued preferred, with a planned annual premium of $15,000 and an initial face amount of $1,000,000.

a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insureds should be placed. Risk factors that are considered for these determinations include: (i) the insureds' age; (ii) the insureds' health history; (iii) whether the insured(s) smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

     In the case where a policy's face amount of coverage is increased, premiums and Cash Values are allocated among the original and the incremental contracts based upon their relative Surrender Charges. For monthly deductions, Cash Values are allocated based on the earliest layer(s) of coverage first.

     The following example reflects how charges can impact a policy.

                      ADDITIONAL INFORMATION ABOUT CHARGES

                             EXAMPLE (FOR SERIES 2)

    This example assumes a male issue age 55 and female issue age 50, both preferred, a Target Premium of $12,662, a face amount of $1,000,000, and life insurance benefit option 1. This example assumes you pay an annual planned premium of $15,000 at the beginning of the Policy Year and that you do not make any unplanned premium payments. It assumes current charges and a 6% hypothetical gross annual investment return, which results in a 5.18% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not increase.

PREMIUM                                       $15,000.00        You choose the amount of premium you intend to
  Less sales expense charge(1)                  1,106.48        pay and the frequency that you intend to make
  Less state tax charge (2%)                      300.00        these payments. We call this your planned
  Less Federal tax charge (1.25%)                 187.50        premium. Any additional premium payments you
        (if applicable)                                         make are called unplanned premiums.
------------------------------------------
NET PREMIUM                                   $13,406.02
  Plus net investment performance for one         657.55        We allocate your net premium to the Investment
       year (earned from the Investment                         Divisions and/or the Fixed Account based on your
       Divisions and/or the Fixed Account)                      instructions.
       (varies daily)
  Less total annual monthly contract              720.00
        charge for one year(2)
  Less total annual monthly cost of                32.22
       insurance charge for one year
       (varies monthly and with age)
  Less total annual mortality and expense          78.62
       risk charge (based on the cash
       value allocated to the Separate
       Account)
  Less total annual administrative charge          13.10
  Less total annual charge per $1,000 of          480.00
       the current face amount of your
       Policy for one year (not including
       riders)
  Less total annual monthly cost of                 0.00
       riders(3)
------------------------------------------
CASH VALUE                                    $12,739.63
  Less surrender charge(4)                      2,532.40        Cash Value is used to determine the amount of
        (if applicable)                                         your Life Insurance Benefit as well as the Cash
                                                                Surrender Value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first fifteen Policy Years, or within fifteen
                                                                years after you increase the face amount.

------------------------------------------
CASH SURRENDER VALUE                          $10,207.23        The amount of loans, withdrawals and surrenders
  (at the end of the first Policy Year)                         you can make is based on your policy's Cash
                                                                Surrender Value. Your policy will terminate if
                                                                your Cash Surrender Value is insufficient to pay
                                                                your policy's monthly charges.

------------
(1) For details about how we calculate the sales expense charge for your policy, you should refer to DEDUCTIONS AND CHARGES--DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE.
(2) We currently deduct a monthly contract charge of $60 per month from a policy in its first Policy Year. For a policy in a later Policy Year, we currently expect to deduct a monthly contract charge of $10 per month.
(3) This example assumes you have not chosen any riders.

(4) If you surrender your policy in the first Policy Year, we will include an additional contract charge in the surrender charge we deduct from your policy. For details, you should refer to DEDUCTIONS AND CHARGES--SURRENDER CHARGES--CHARGES IN POLICY YEARS 1-15.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

SALES EXPENSE CHARGE

     We deduct a sales expense charge from each premium you pay to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the Mortality and Expense Risk charge, the charge for cost of insurance protection, or the Separate Account administrative charge. The sales expense charge we deduct is a percentage of the premium you pay. This percentage varies depending on whether the total premium you have paid in any given Policy Year is above or below the Surrender Charge Premium for your policy.

TARGET PREMIUM

     When your policy is issued, we determine the initial Target Premium for your policy. Your Target Premium is based on the specific age, gender, and underwriting classes of both insureds and the base policy amount. We use the Target Premium for the purpose of calculating the sales expense charge and the surrender charge. An increase in your Target Premium generally will increase these charges. You can find your initial Target Premium on the Policy Data Page. If you increase the face amount of your base policy, we will increase your Target Premium to reflect the amount of increase and the insured's attained age on the most recent policy anniversary. If you decrease the face amount of your base policy, we will correspondingly decrease your Target Premium, starting with the portion of your Target Premium attributable to the most recent increase

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0% to 3.5% of premium payments. (The tax may be higher in certain U.S. territories.) We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

CHARGES FOR TAXES

     We impose a Federal tax charge on Non-Qualified Policies equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under IRC Section 848 in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account and/or the DCA Plus Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account and/or the DCA Plus Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGE

CHARGES IN POLICY YEARS 1-15

     During the first fifteen Policy Years, we will deduct a surrender charge from the Cash Value of your policy if you:

        - surrender your policy; or

        - decrease the face amount of your policy (including a decrease in the face amount that results from changing the Life Insurance Benefit Option or from a partial withdrawal).

     This surrender charge is in addition to the sales expense charge. The surrender charge we will deduct if you surrender your entire policy (assuming you have not made any changes to your policy) is equal to the percentage shown in the table below multiplied by 20% of your Target Premium for the Policy Year in which you surrender your policy. See DEDUCTIONS FROM PREMIUMS--SALES EXPENSE CHARGE--TARGET PREMIUM for an explanation of Target Premium. The surrender charge we will deduct if you decrease your policy's face amount is described below.

     YOUNGER INSURED < ISSUE AGE 85               YOUNGER INSURED > OR = ISSUE AGE 85
  ------------------------------------            ------------------------------------
  POLICY YEAR       PERCENTAGE APPLIED            POLICY YEAR       PERCENTAGE APPLIED
  -----------       ------------------            -----------       ------------------
      1-6                  100%                       1-4                  100%
        7                   90%                         5                   80%
        8                   80%                         6                   60%
        9                   70%                         7                   40%
       10                   60%                         8                   20%
       11                   50%                         9+                   0%
       12                   40%
       13                   30%
       14                   20%
       15                   10%
       16+                   0%

Example: Assume that a policy (a) has not had an increase in face amount, (b) has a Target Premium of $12,662, (c) is issued when the younger insured is under age

         85 and (d) is surrendered in any Policy Year 1 through 6. The surrender charge for the policy would be $2,532.40 (i.e., (20% of $12,662) multiplied by 100%).

ADDITIONAL CHARGE ON A SURRENDER IN THE FIRST POLICY YEAR

     If you surrender your policy during the first Policy Year, we will deduct an additional contract charge when you surrender your policy. This additional charge equals the difference between a and b multiplied by c [i.e., (a - b) X c], where:
     a = the monthly contract charge for the first Policy Year;
     b = the monthly contract charge for subsequent Policy Years; and c = the number of Monthly Deduction Days between the day you surrender your policy and the first anniversary of your Policy Date.

SURRENDER CHARGES AFTER FACE AMOUNT INCREASES

     If you increase your policy's face amount (other than an increase that results from a change in your Life Insurance Benefit Option), we will apply a new surrender charge schedule to the amount of the increase in the face amount. This schedule will start on the day we process your request. The original surrender charge schedule will continue to apply to the original face amount of your policy.

     If you have made multiple increases to the face amount of your policy, and later decide to decrease the face amount of your policy or surrender it, we will calculate the surrender charge in the following order:

     1) based on the surrender charge associated with the last increase in face amount;

     2) based on each prior increase, in the reverse order in which the increases occurred; and

     3) based on the initial face amount.

SURRENDER CHARGES ON FACE AMOUNT DECREASES

     If you decrease the face amount of your policy, we will deduct a surrender charge, if applicable. This charge will equal the difference between the surrender charge that we would have charged if you had surrendered your entire policy before the decrease and the surrender charge that we would charge if you surrendered your entire policy after the decrease.

                                              EXAMPLE:
                            --------------------------------------------
                            Face Amount prior to Decrease:     $500,000
                            Amount of Decrease:                $100,000
                            ------------------------           --------
                            Face Amount after Decrease:        $400,000
                            Surrender Charge on Face Amount
                              prior to Decrease ($500,000)     $  1,280
                            Less Surrender Charge on Face
                              Amount after Decrease
                              ($400,000)                       $  1,030
                            ---------------------------------  --------
                            Surrender Charge Deducted          $    250

     We will not impose a surrender charge on a decrease or termination of any rider.

EXCEPTIONS TO SURRENDER CHARGE

     We will not deduct a surrender charge if:

     -- we cancel the policy;

     -- we pay proceeds upon the death of the last surviving insured;

     -- we pay a required Internal Revenue Service minimum distribution; or

     -- you exercise the Policy Split Option.

                      DEDUCTIONS FROM CASH SURRENDER VALUE

     Each month, we will deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from your policy's Cash Surrender Value. For Series 2, we will also deduct a Mortality and Expense Risk charge and a Separate Account administrative charge. During the first three Policy Years, we will also deduct a charge per $1,000 of the current face amount of your policy, not including riders (for Series 2) or a charge per $1,000 of the initial face amount of your policy, not including riders (for Series 1). If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     We will deduct these charges on the Monthly Deduction Day. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MONTHLY CONTRACT CHARGE

     On each Monthly Deduction Day, we will deduct a monthly contract charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims, and communicating with policyowners.

     Currently, we deduct a monthly contract charge of $60 per month from policies in their first Policy Year and we expect to deduct $10 per month from policies in the second and subsequent years. While we can change the monthly contract charge at any time, we guarantee that we will never charge you more than $62 per month for the monthly contract charge during the first Policy Year and $12 per month thereafter.

CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Surrender Value of your policy. This charge covers the cost of providing Life Insurance Benefits to you. The cost of insurance charge is calculated by adding any applicable flat extra charge which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate which applies to the insureds at that time and multiplying the result by the Net Amount at Risk on the Monthly Deduction Day. The Net Amount at Risk is based on the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending upon changes in the Net Amount at Risk, as well as the cost of insurance rate. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. A different rate class (and therefore cost of insurance rate) may apply to the increase, based on the insureds' ages and circumstances at the time of the increase.

     We base the monthly cost of insurance rate we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page.

     We base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Tables appropriate to each Insured's underwriting class if the insureds are a standard underwriting class. We base the current monthly cost of insurance rates on such factors as the genders, underwriting classes, and issue age of both insureds and the Policy Year.

MORTALITY AND EXPENSE RISK CHARGE (SERIES 2 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. On each Monthly Deduction Day, we will deduct a Mortality and Expense Risk charge from the cash value allocated to the Separate Account Value to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a monthly Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the cash value in the Separate Account.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the cash value in the Separate Account.

ADMINISTRATIVE CHARGE (SERIES 2 ONLY)

     We deduct an administrative charge each month equal to a percentage of the amount of cash value you have allocated to the Separate Account as of each Monthly Deduction Day. This percentage will never exceed, on an annual basis, 0.10%, or $1 per $1000, of the cash value in the Separate Account.

CHARGE PER $1,000 OF THE CURRENT FACE AMOUNT (SERIES 2 ONLY)
CHARGE PER $1,000 OF THE INITIAL FACE AMOUNT (SERIES 1 ONLY)

     On each Monthly Deduction Day, during the first three Policy Years, we will deduct $0.04 per $1,000 of your policy's current face amount (for Series 2) or initial face amount (for Series 1), not including riders. This charge will always be at least $10 per month and will never be more than $100 per month.

RIDER CHARGES

     Each month, we deduct any applicable charges for any optional riders you have chosen.

GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE: We will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy's Data Page.

FIRST-TO-DIE MONTHLY DEDUCTION WAIVER RIDER CHARGE: We will deduct a charge based on the present value of the future charges that we estimate may be waived under this rider and the cost of insurance rate for this rider.

LEVEL FIRST-TO-DIE TERM RIDER CHARGE: We will deduct a charge equal to the face amount of this rider multiplied by the cost of insurance rate for this rider.

LIFE EXTENSION BENEFIT RIDER CHARGE (SERIES 2 ONLY): We will deduct a charge on each Monthly Deduction Day beginning on the policy anniversary when the younger Insured is, or would have been age 90 and ending when the younger Insured is, or would have been, age 100. This charge will vary by sex, age, and underwriting class of each of the insureds.

LIVING BENEFITS RIDER CHARGE: We do not deduct a charge for this rider until it is exercised. This rider is only available after the death of the first Insured.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, the monthly contract charge, the Separate Account Administrative Charge, and a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter, to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, including any unloaned amount in the Fixed Account.

                            SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE (SERIES 1 ONLY)

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we estimated. We deduct on a daily basis a Mortality and Expense Risk charge from each Investment Division to cover our Mortality and Expense Risk. We may use any profit derived from this charge for any corporate purpose, including any distribution expenses not covered by the sales expense charge.

     -- Current--We currently deduct a daily Mortality and Expense Risk charge that is equal to an annual rate of 0.60%, or $6 per $1,000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum--We guarantee that the Mortality and Expense Risk charge will never exceed an annual rate of 0.90%, or $9 per $1,000, of the average daily net asset value of each Investment Division.

ADMINISTRATIVE CHARGE (SERIES 1 ONLY)

     We deduct on a daily basis an administrative charge from each Investment Division to cover the cost of providing administrative policy services. We deduct a daily administrative charge that is equal to an annual rate of .10% of the average daily net asset value of the

Separate Account to cover these costs. This charge is designed not to produce a profit. We guarantee this charge will not increase.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by that Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses.

                                     LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2004 and 2003, and the statement of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2004 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The Separate Account statement of assets and liabilities as of December 31, 2004 and the statement of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

            GROUP 1 POLICIES:                Variable Universal Life
                                             Survivorship Variable Universal
                                             Life - Series 1

            GROUP 2 POLICIES:                Variable Universal Life 2000 - Series 1
                                             Single Premium Variable Universal
                                             Life - Series 1

            GROUP 3 POLICIES:                Pinnacle Variable Universal Life
                                             Pinnacle Survivorship Variable Universal
                                             Life

            GROUP 4 POLICIES:                Variable Universal Life 2000 - Series 2
                                             Survivorship Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 2
                                             Single Premium Variable Universal
                                             Life - Series 3
                                             Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2004


                                                                            MAINSTAY VP
                                                           MAINSTAY VP        CAPITAL        MAINSTAY VP
                                                              BOND--       APPRECIATION--        CASH
                                                          INITIAL CLASS    INITIAL CLASS      MANAGEMENT
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 26,627,917     $231,885,420     $ 33,288,111

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         33,201          323,288           39,630
    Administrative charges..............................          3,503           43,035            4,037
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 26,591,213     $231,519,097     $ 33,244,444
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $ 13,637,015     $174,254,011     $ 15,070,844
    Group 2 Policies....................................      9,679,569       53,192,883       11,506,795
    Group 3 Policies....................................        527,861          248,802        2,255,295
    Group 4 Policies....................................      2,746,768        3,823,401        4,411,510
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity Corporation...             --               --               --
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 26,591,213     $231,519,097     $ 33,244,444
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      18.88     $      19.60     $       1.41
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      13.96     $       7.41     $       1.11
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $      11.95     $       9.42     $       1.04
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      11.66     $      10.57     $       1.02
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 27,192,227     $236,341,443     $ 33,288,993
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                        MAINSTAY VP
     MAINSTAY VP                                         HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
        COMMON        MAINSTAY VP      MAINSTAY VP       CORPORATE      INTERNATIONAL       MID CAP          MID CAP
       STOCK--       CONVERTIBLE--     GOVERNMENT--        BOND--          EQUITY--          CORE--          GROWTH--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    --------------------------------------------------------------------------------------------------------------------
     $ 99,830,541     $ 32,023,251     $ 20,120,850     $ 87,841,375     $ 22,600,707     $ 18,320,292     $ 23,283,675

          134,833           36,962           25,310          110,310           28,293           21,605           24,846
           16,153            2,729            2,981           13,367            3,450            2,840            2,829
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 99,679,555     $ 31,983,560     $ 20,092,559     $ 87,717,698     $ 22,568,964     $ 18,295,847     $ 23,256,000
     ============     ============     ============     ============     ============     ============     ============
     $ 65,116,620     $ 11,056,373     $ 11,675,783     $ 53,870,007     $ 13,645,658     $  5,164,514     $  6,126,418
       30,883,679       16,830,358        5,838,837       24,317,069        6,258,445        3,914,322        6,775,319
          341,761          259,491          164,801          544,393               --               --               --
        3,337,495        3,837,338        2,413,138        8,986,229        2,664,861        2,594,402        4,691,325
               --               --               --               --               --        6,622,609        5,662,938
     ------------     ------------     ------------     ------------     ------------     ------------     ------------
     $ 99,679,555     $ 31,983,560     $ 20,092,559     $ 87,717,698     $ 22,568,964     $ 18,295,847     $ 23,256,000
     ============     ============     ============     ============     ============     ============     ============
     $      26.99     $      18.52     $      17.63     $      24.45     $      18.82     $      13.25     $      11.33
     ============     ============     ============     ============     ============     ============     ============
     $      10.16     $      13.02     $      13.56     $      15.65     $      11.58     $      13.43     $      11.81
     ============     ============     ============     ============     ============     ============     ============
     $      10.25     $      12.27     $      11.45     $      15.78     $         --     $         --     $         --
     ============     ============     ============     ============     ============     ============     ============
     $      11.72     $      12.39     $      11.24     $      15.06     $      14.04     $      14.21     $      13.31
     ============     ============     ============     ============     ============     ============     ============
     $109,709,309     $ 29,606,450     $ 20,813,636     $ 82,015,362     $ 18,469,856     $ 14,724,550     $ 18,562,847
     ============     ============     ============     ============     ============     ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004


                                                           MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
                                                             MID CAP          S&P 500         SMALL CAP
                                                             VALUE--          INDEX--          GROWTH--
                                                          INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                                          ------------------------------------------------
ASSETS:
  Investment at net asset value.........................   $ 28,945,228     $235,390,254     $ 20,513,088

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................         31,945          303,412           22,904
    Administrative charges..............................          3,517           36,460            2,526
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 28,909,766     $235,050,382     $ 20,487,658
                                                           ============     ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................   $  8,566,109     $146,431,795     $  4,958,185
    Group 2 Policies....................................      9,228,481       69,081,342        6,396,160
    Group 3 Policies....................................             --          817,388               --
    Group 4 Policies....................................      4,861,566       18,719,857        3,819,155
    Net assets retained in the Separate Accounts by New
      York Life Insurance and Annuity Corporation.......      6,253,610               --        5,314,158
                                                           ------------     ------------     ------------
      Total net assets..................................   $ 28,909,766     $235,050,382     $ 20,487,658
                                                           ============     ============     ============
    Group 1 variable accumulation unit value............   $      12.51     $      29.91     $      10.63
                                                           ============     ============     ============
    Group 2 variable accumulation unit value............   $      12.59     $       9.82     $      10.93
                                                           ============     ============     ============
    Group 3 variable accumulation unit value............   $         --     $      11.11     $         --
                                                           ============     ============     ============
    Group 4 variable accumulation unit value............   $      12.75     $      12.10     $      12.67
                                                           ============     ============     ============
Identified Cost of Investment...........................   $ 23,604,111     $211,459,763     $ 17,348,536
                                                           ============     ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                     MAINSTAY VP                     MAINSTAY VP
                                      AMERICAN       MAINSTAY VP     EAGLE ASSET        ALGER             ALGER
     MAINSTAY VP                       CENTURY      DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN
        TOTAL        MAINSTAY VP      INCOME &         COMPANY         GROWTH         LEVERAGED           SMALL
      RETURN--         VALUE--        GROWTH--         VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES
    -----------------------------------------------------------------------------------------------------------------
    $ 59,724,579    $ 67,700,102    $  6,919,477    $  8,512,765    $ 17,161,809     $     63,693      $ 32,356,448

          82,502          87,671           7,608           9,255          20,594               --            41,059
          10,955          11,020             433             443             879               --             4,187
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 59,631,122    $ 67,601,411    $  6,911,436    $  8,503,067    $ 17,140,336     $     63,693      $ 32,311,202
    ============    ============    ============    ============    ============     ============      ============
    $ 44,038,306    $ 44,899,466    $  1,780,357    $  1,805,491    $  3,482,994     $         --      $ 16,480,154
      13,594,180      17,691,336       4,140,592       5,346,285      12,185,972               --        12,816,281
         100,913       1,035,907          91,127         117,569         214,075           63,693         1,310,980
       1,897,723       3,974,702         899,360       1,233,722       1,257,295               --         1,703,787
              --              --              --              --              --               --                --
    ------------    ------------    ------------    ------------    ------------     ------------      ------------
    $ 59,631,122    $ 67,601,411    $  6,911,436    $  8,503,067    $ 17,140,336     $     63,693      $ 32,311,202
    ============    ============    ============    ============    ============     ============      ============
    $      20.69    $      21.86    $       9.75    $      10.57    $       6.74     $         --      $      10.59
    ============    ============    ============    ============    ============     ============      ============
    $      10.12    $      13.08    $      10.16    $      11.28    $       9.15     $         --      $       8.00
    ============    ============    ============    ============    ============     ============      ============
    $      10.88    $      11.25    $      11.86    $      11.76    $       9.08     $      12.90      $      12.62
    ============    ============    ============    ============    ============     ============      ============
    $      11.53    $      11.48    $      12.55    $      11.85    $      10.29     $         --      $      13.72
    ============    ============    ============    ============    ============     ============      ============
    $ 62,256,656    $ 61,461,107    $  6,024,906    $  7,413,577    $ 17,300,441     $     59,274      $ 24,781,910
    ============    ============    ============    ============    ============     ============      ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                          AMERICAN
                                                         CENTURY VP        AMERICAN          AMERICAN
                                                         INFLATION        CENTURY VP        CENTURY VP        CALVERT
                                                        PROTECTION--    INTERNATIONAL--      VALUE--           SOCIAL
                                                          CLASS II         CLASS II          CLASS II         BALANCED
                                                       ------------------------------------------------------------------
ASSETS:
  Investment at net asset value......................   $        706     $     53,357      $    973,233     $  3,935,737

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges...............             --               --                --            4,693
    Administrative charges...........................             --               --                --              381
                                                        ------------     ------------      ------------     ------------
      Total net assets...............................   $        706     $     53,357      $    973,233     $  3,930,663
                                                        ============     ============      ============     ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies.................................   $         --     $         --      $         --     $  1,517,524
    Group 2 Policies.................................             --               --                --        1,962,214
    Group 3 Policies.................................            706           53,357           973,233               --
    Group 4 Policies.................................             --               --                --          450,925
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity
      Corporation....................................             --               --                --               --
                                                        ------------     ------------      ------------     ------------
      Total net assets...............................   $        706     $     53,357      $    973,233     $  3,930,663
                                                        ============     ============      ============     ============
    Group 1 variable accumulation unit value.........   $         --     $         --      $         --     $      15.09
                                                        ============     ============      ============     ============
    Group 2 variable accumulation unit value.........   $         --     $         --      $         --     $      10.70
                                                        ============     ============      ============     ============
    Group 3 variable accumulation unit value.........   $      10.39     $      13.74      $      14.48     $         --
                                                        ============     ============      ============     ============
    Group 4 variable accumulation unit value.........   $         --     $         --      $         --     $      12.03
                                                        ============     ============      ============     ============
Identified Cost of Investment........................   $        697     $     47,453      $    889,362     $  3,709,194
                                                        ============     ============      ============     ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                   FIDELITY(R)
                                                             FIDELITY(R)                                               VIP
      DREYFUS IP       DREYFUS VIF        FIDELITY(R)            VIP           FIDELITY(R)       FIDELITY(R)       INVESTMENT
      TECHNOLOGY        DEVELOPING            VIP              EQUITY-             VIP               VIP              GRADE
       GROWTH--         LEADERS--       CONTRAFUND(R)--       INCOME--          GROWTH--         INDEX 500--         BOND--
    INITIAL SHARES    INITIAL SHARES     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
    ----------------------------------------------------------------------------------------------------------------------------
     $  7,239,490      $    279,398       $120,476,079      $ 48,591,992      $    316,474      $    906,431      $     28,145

            7,918                --            155,812            59,854                --                --                --
              815                --             17,665             6,657                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  7,230,757      $    279,398       $120,302,602      $ 48,525,481      $    316,474      $    906,431      $     28,145
     ============      ============       ============      ============      ============      ============      ============
     $  3,085,834      $         --       $ 71,267,963      $ 27,122,348      $         --      $         --      $         --
        2,429,086                --         40,911,126        16,305,611                --                --                --
           75,148           279,398          1,376,143           400,942           316,474           906,431            28,145
        1,640,689                --          6,747,370         4,696,580                --                --                --
               --                --                 --                --                --                --                --
     ------------      ------------       ------------      ------------      ------------      ------------      ------------
     $  7,230,757      $    279,398       $120,302,602      $ 48,525,481      $    316,474      $    906,431      $     28,145
     ============      ============       ============      ============      ============      ============      ============
     $       8.79      $         --       $      21.71      $      18.57      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $       9.13      $         --       $      12.73      $      12.84      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $      11.56      $      14.20       $      13.26      $      12.46      $       9.36      $      10.78      $      11.18
     ============      ============       ============      ============      ============      ============      ============
     $      11.64      $         --       $      13.25      $      12.36      $         --      $         --      $         --
     ============      ============       ============      ============      ============      ============      ============
     $  6,688,730      $    229,030       $101,742,460      $ 42,926,500      $    272,391      $    843,890      $     27,920
     ============      ============       ============      ============      ============      ============      ============


      FIDELITY(R)
          VIP
       MID CAP--
     INITIAL CLASS
     -------------
     $  1,800,238
               --
               --
     ------------
     $  1,800,238
     ============
     $         --
               --
        1,800,238
               --
               --
     ------------
     $  1,800,238
     ============
     $         --
     ============
     $         --
     ============
     $      16.10
     ============
     $         --
     ============
     $  1,566,163
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004

                                                                                             JANUS ASPEN       JANUS ASPEN
                                                                           JANUS ASPEN         SERIES            SERIES
                                                         FIDELITY(R)         SERIES            MID CAP          WORLDWIDE
                                                             VIP           BALANCED--         GROWTH--          GROWTH--
                                                         OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL     INSTITUTIONAL
                                                        INITIAL CLASS        SHARES            SHARES            SHARES
                                                       ---------------------------------------------------------------------
ASSETS:
  Investment at net asset value......................   $    525,354      $105,303,238      $    113,709      $101,355,919

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges...............             --           133,336                --           136,182
    Administrative charges...........................             --            10,911                --            13,270
                                                        ------------      ------------      ------------      ------------
      Total net assets...............................   $    525,354      $105,158,991      $    113,709      $101,206,467
                                                        ============      ============      ============      ============
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies.................................   $         --      $ 43,708,037      $         --      $ 52,682,901
    Group 2 Policies.................................             --        54,628,623                --        45,284,311
    Group 3 Policies.................................        525,354           335,230           113,709           240,715
    Group 4 Policies.................................             --         6,487,101                --         2,998,540
    Net assets retained in the Separate Accounts by
      New York Life Insurance and Annuity
      Corporation....................................             --                --                --                --
                                                        ------------      ------------      ------------      ------------
      Total net assets...............................   $    525,354      $105,158,991      $    113,709      $101,206,467
                                                        ============      ============      ============      ============
    Group 1 variable accumulation unit value.........   $         --      $      21.52      $         --      $      15.95
                                                        ============      ============      ============      ============
    Group 2 variable accumulation unit value.........   $         --      $      12.17      $         --      $       8.71
                                                        ============      ============      ============      ============
    Group 3 variable accumulation unit value.........   $      12.83      $      11.63      $      12.57      $       9.91
                                                        ============      ============      ============      ============
    Group 4 variable accumulation unit value.........   $         --      $      11.72      $         --      $      10.63
                                                        ============      ============      ============      ============
Identified Cost of Investment........................   $    470,480      $101,013,867      $     96,809      $126,959,772
                                                        ============      ============      ============      ============

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                      NEUBERGER
       MFS(R)          MFS(R)                                          BERMAN          T. ROWE         T. ROWE
      INVESTORS          NEW           MFS(R)          MFS(R)            AMT            PRICE           PRICE          VAN ECK
        TRUST         DISCOVERY       RESEARCH        UTILITIES        MID-CAP         EQUITY         LIMITED-        WORLDWIDE
      SERIES--        SERIES--        SERIES--        SERIES--        GROWTH--         INCOME         TERM BOND       ABSOLUTE
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      CLASS I        PORTFOLIO       PORTFOLIO        RETURN
    -----------------------------------------------------------------------------------------------------------------------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,876,957    $    162,093    $         --

              --              --              --              --              --          36,963              --              --
              --              --              --              --              --           2,599              --              --
    ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,837,395    $    162,093    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $ 10,984,328    $         --    $         --
              --              --              --              --              --      17,806,316              --              --
          58,227          62,164              80          18,636          83,418         625,577         162,093              --
              --              --              --              --              --       5,421,174              --              --
              --              --              --              --              --              --              --              --
    ------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
    $     58,227    $     62,164    $         80    $     18,636    $     83,418    $ 34,837,395    $    162,093    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      13.61    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      13.78    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $      10.72    $      11.22    $      11.70    $      16.76    $      12.12    $      12.47    $      10.64    $       9.87
    ============    ============    ============    ============    ============    ============    ============    ============
    $         --    $         --    $         --    $         --    $         --    $      12.55    $         --    $         --
    ============    ============    ============    ============    ============    ============    ============    ============
    $     55,154    $     54,184    $         77    $     15,227    $     69,156    $ 30,013,769    $    166,601    $         --
    ============    ============    ============    ============    ============    ============    ============    ============


        VAN ECK
       WORLDWIDE
         HARD
        ASSETS
     -------------
     $     30,491
               --
               --
     ------------
     $     30,491
     ============
     $         --
               --
           30,491
               --
               --
     ------------
     $     30,491
     ============
     $         --
     ============
     $         --
     ============
     $      14.11
     ============
     $         --
     ============
     $     27,391
     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2004


                                                           VAN KAMPEN      VAN KAMPEN       VAN KAMPEN
                                                          UIF EMERGING    UIF EMERGING       UIF U.S.
                                                            MARKETS         MARKETS            REAL
                                                             DEBT--         EQUITY--         ESTATE--
                                                            CLASS I         CLASS I          CLASS I
                                                          ----------------------------------------------
ASSETS:
  Investment at net asset value.........................  $    23,554     $22,575,751      $    16,976

LIABILITIES:
  Liability to New York Life Insurance and Annuity
    Corporation for:
    Mortality and expense risk charges..................           --          30,010               --
    Administrative charges..............................           --           3,193               --
                                                          -----------     -----------      -----------
      Total net assets..................................  $    23,554     $22,542,548      $    16,976
                                                          ===========     ===========      ===========
TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
    Group 1 Policies....................................  $        --     $12,535,948      $        --
    Group 2 Policies....................................           --       8,674,052               --
    Group 3 Policies....................................       23,554          75,079           16,976
    Group 4 Policies....................................           --       1,257,469               --
    Net assets retained in the Separate Accounts by New
      York Life Insurance and Annuity Corporation.......           --              --               --
                                                          -----------     -----------      -----------
      Total net assets..................................  $    23,554     $22,542,548      $    16,976
                                                          ===========     ===========      ===========
    Group 1 variable accumulation unit value............  $        --     $     13.45      $        --
                                                          ===========     ===========      ===========
    Group 2 variable accumulation unit value............  $        --     $     13.83      $        --
                                                          ===========     ===========      ===========
    Group 3 variable accumulation unit value............  $     12.05     $     14.88      $     16.37
                                                          ===========     ===========      ===========
    Group 4 variable accumulation unit value............  $        --     $     15.29      $        --
                                                          ===========     ===========      ===========
Identified Cost of Investment...........................  $    21,901     $15,000,126      $    14,885
                                                          ===========     ===========      ===========

Not all investment divisions are available under all policies.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF OPERATIONS
For the year ended December 31, 2004


                                                          MAINSTAY VP                       MAINSTAY VP
                                         MAINSTAY VP        CAPITAL        MAINSTAY VP         COMMON        MAINSTAY VP
                                            BOND--       APPRECIATION--        CASH           STOCK--       CONVERTIBLE--
                                        INITIAL CLASS    INITIAL CLASS      MANAGEMENT     INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $   948,146      $    564,031     $    311,302     $ 1,333,032      $   605,162
 Mortality and expense risk charges....     (130,998)       (1,251,636)        (173,429)       (503,046)        (136,998)
 Administrative charges................      (14,208)         (167,803)         (18,477)        (60,923)          (9,938)
                                         -----------      ------------     ------------     -----------      -----------
     Net investment income (loss)......      802,940          (855,408)         119,396         769,063          458,226
                                         -----------      ------------     ------------     -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....    4,000,628        10,358,763       26,369,405       4,435,458        1,528,185
 Cost of investments sold..............   (3,786,841)      (11,990,392)     (26,370,404)     (6,477,150)      (1,743,066)
                                         -----------      ------------     ------------     -----------      -----------
     Net realized gain/(loss) on
       investments.....................      213,787        (1,631,629)            (999)     (2,041,692)        (214,881)
 Realized gain distribution received...      285,018                --               --              --               --
 Change in unrealized appreciation
   (depreciation) on investments.......     (404,575)       10,280,633               31      10,488,760        1,429,485
                                         -----------      ------------     ------------     -----------      -----------
     Net gain (loss) on investments....       94,230         8,649,004             (968)      8,447,068        1,214,604
                                         -----------      ------------     ------------     -----------      -----------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $   897,170      $  7,793,596     $    118,428     $ 9,216,131      $ 1,672,830
                                         ===========      ============     ============     ===========      ===========

                                                                                                             MAINSTAY VP
                                                                                                               AMERICAN
                                         MAINSTAY VP      MAINSTAY VP      MAINSTAY VP                         CENTURY
                                           S&P 500         SMALL CAP          TOTAL         MAINSTAY VP        INCOME &
                                           INDEX--          GROWTH--         RETURN--         VALUE--          GROWTH--
                                        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
                                        ----------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income.......................  $  3,506,663     $         --     $    998,651     $    737,320      $ 113,909
 Mortality and expense risk charges....    (1,129,680)         (78,938)        (317,006)        (328,806)       (26,961)
 Administrative charges................      (136,941)          (8,878)         (42,447)         (41,753)        (1,527)
                                         ------------     ------------     ------------     ------------      ---------
     Net investment income (loss)......     2,240,042          (87,816)         639,198          366,761         85,421
                                         ------------     ------------     ------------     ------------      ---------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.....     9,966,378          789,380        3,131,223        3,764,310        943,597
 Cost of investments sold..............    (9,676,119)        (696,398)      (2,892,194)      (3,598,271)      (894,789)
                                         ------------     ------------     ------------     ------------      ---------
     Net realized gain/(loss) on
       investments.....................       290,259           92,982          239,029          166,039         48,808
 Realized gain distribution received...            --               --               --               --             --
 Change in unrealized appreciation
   (depreciation) on investments.......    18,283,970        1,688,097        2,322,792        5,813,929        569,274
                                         ------------     ------------     ------------     ------------      ---------
     Net gain (loss) on investments....    18,574,229        1,781,079        2,561,821        5,979,968        618,082
                                         ------------     ------------     ------------     ------------      ---------
       Net increase (decrease) in net
        assets resulting from
        operations.....................  $ 20,814,271     $  1,693,263     $  3,201,019     $  6,346,729      $ 703,503
                                         ============     ============     ============     ============      =========

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      MAINSTAY VP
                       HIGH YIELD      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP      MAINSTAY VP
     MAINSTAY VP       CORPORATE      INTERNATIONAL       MID CAP          MID CAP          MID CAP
     GOVERNMENT--        BOND--          EQUITY--          CORE--          GROWTH--         VALUE--
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ---------------------------------------------------------------------------------------------------
     $    832,319     $  5,836,334     $    195,668     $     80,320     $         --     $    221,175
          (99,287)        (390,314)         (88,020)         (65,701)         (78,504)        (104,648)
          (11,743)         (47,321)         (10,854)          (8,822)          (9,055)         (11,626)
     ------------     ------------     ------------     ------------     ------------     ------------
          721,289        5,398,699           96,794            5,797          (87,559)         104,901
     ------------     ------------     ------------     ------------     ------------     ------------
        2,889,176        8,463,151        1,169,501          412,924          778,415          885,809
       (2,807,376)      (9,744,553)        (970,234)        (345,462)        (741,494)        (773,437)
     ------------     ------------     ------------     ------------     ------------     ------------
           81,800       (1,281,402)         199,267           67,462           36,921          112,372
               --               --               --          375,345               --          247,151
         (267,240)       4,821,822        2,736,944        2,456,410        3,951,062        3,322,803
     ------------     ------------     ------------     ------------     ------------     ------------
         (185,440)       3,540,420        2,936,211        2,899,217        3,987,983        3,682,326
     ------------     ------------     ------------     ------------     ------------     ------------
     $    535,849     $  8,939,119     $  3,033,005     $  2,905,014     $  3,900,424     $  3,787,227
     ============     ============     ============     ============     ============     ============

     MAINSTAY VP      MAINSTAY VP         ALGER             ALGER
       DREYFUS        EAGLE ASSET        AMERICAN          AMERICAN          AMERICAN
        LARGE          MANAGEMENT       LEVERAGED           SMALL           CENTURY VP        AMERICAN          AMERICAN
       COMPANY           GROWTH         ALL CAP--      CAPITALIZATION--     INFLATION        CENTURY VP        CENTURY VP
       VALUE--          EQUITY--         CLASS O           CLASS O         PROTECTION--    INTERNATIONAL--      VALUE--
    INITIAL CLASS    INITIAL CLASS        SHARES            SHARES         CLASS II(B)        CLASS II          CLASS II
    -----------------------------------------------------------------------------------------------------------------------
     $    78,742      $    38,302      $        --       $        --       $       239       $     1,432      $     1,607
         (32,665)         (78,968)              --          (144,518)               --                --               --
          (1,533)          (3,337)              --           (14,798)               --                --               --
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
          44,544          (44,003)              --          (159,316)              239             1,432            1,607
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
         795,832        1,863,690          218,453         3,745,096            14,074           594,685            9,671
        (802,490)      (2,708,181)        (209,901)       (3,108,925)          (14,022)         (579,384)          (7,697)
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
          (6,658)        (844,491)           8,552           636,171                52            15,301            1,974
              --               --               --                --                --                --            1,475
         758,460          427,820            1,648         3,824,409                 9              (750)          57,602
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
         751,802         (416,671)          10,200         4,460,580                61            14,551           61,051
     -----------      -----------      -----------       -----------       -----------       -----------      -----------
     $   796,346      $  (460,674)     $    10,200       $ 4,301,264       $       300       $    15,983      $    62,658
     ===========      ===========      ===========       ===========       ===========       ===========      ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2004


                                                                DREYFUS IP      DREYFUS VIF                       FIDELITY(R) VIP
                                                                TECHNOLOGY       DEVELOPING     FIDELITY(R) VIP       EQUITY-
                                             CALVERT SOCIAL      GROWTH--        LEADERS--      CONTRAFUND(R)--      INCOME--
                                                BALANCED      INITIAL SHARES   INITIAL SHARES    INITIAL CLASS     INITIAL CLASS
                                             ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...........................   $    64,440      $        --      $       449       $   326,544       $   589,868
 Mortality and expense risk charges........       (17,606)         (24,522)              --          (550,651)         (215,158)
 Administrative charges....................        (1,437)          (2,313)              --           (63,056)          (23,994)
                                              -----------      -----------      -----------       -----------       -----------
     Net investment income (loss)..........        45,397          (26,835)             449          (287,163)          350,716
                                              -----------      -----------      -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.........       349,659        1,349,224            6,484         2,920,397         2,450,021
 Cost of investments sold..................      (386,933)      (1,139,353)          (4,501)       (3,225,817)       (2,376,326)
                                              -----------      -----------      -----------       -----------       -----------
     Net realized gain/(loss) on
       investments.........................       (37,274)         209,871            1,983          (305,420)           73,695
 Realized gain distribution received.......            --               --               --                --           140,913
 Change in unrealized appreciation
   (depreciation) on investments...........       263,610          (47,810)          18,578        15,619,330         4,051,882
                                              -----------      -----------      -----------       -----------       -----------
     Net gain (loss) on investments........       226,336          162,061           20,561        15,313,910         4,266,490
                                              -----------      -----------      -----------       -----------       -----------
       Net increase (decrease) in net
        assets resulting from operations...   $   271,733      $   135,226      $    21,010       $15,026,747       $ 4,617,206
                                              ===========      ===========      ===========       ===========       ===========

                                              JANUS ASPEN
                                                 SERIES                            MFS(R)
                                               WORLDWIDE          MFS(R)            NEW              MFS(R)            MFS(R)
                                                GROWTH--        INVESTORS        DISCOVERY          RESEARCH         UTILITIES
                                             INSTITUTIONAL    TRUST SERIES--      SERIES--          SERIES--          SERIES--
                                                 SHARES       INITIAL CLASS    INITIAL CLASS    INITIAL CLASS(A)   INITIAL CLASS
                                             ------------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
 Dividend income...........................   $   988,065      $       338      $        --       $        --       $        68
 Mortality and expense risk charges........      (513,184)              --               --                --                --
 Administrative charges....................       (50,614)              --               --                --                --
                                              -----------      -----------      -----------       -----------       -----------
     Net investment income (loss)..........       424,267              338               --                --                68
                                              -----------      -----------      -----------       -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS):
 Proceeds from sale of investments.........     6,139,589            2,991              655               681             1,656
 Cost of investments sold..................   (10,409,063)          (3,111)            (636)             (658)           (1,171)
                                              -----------      -----------      -----------       -----------       -----------
     Net realized gain/(loss) on
       investments.........................    (4,269,474)            (120)              19                23               485
 Realized gain distribution received.......            --               --               --                --                --
 Change in unrealized appreciation
   (depreciation) on investments...........     7,910,065            5,766            6,871                 3             2,634
                                              -----------      -----------      -----------       -----------       -----------
     Net gain (loss) on investments........     3,640,591            5,646            6,890                26             3,119
                                              -----------      -----------      -----------       -----------       -----------
       Net increase (decrease) in net
        assets resulting from operations...   $ 4,064,858      $     5,984      $     6,890       $        26       $     3,187
                                              ===========      ===========      ===========       ===========       ===========

Not all investment divisions are available under all policies.

(a) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.

(b) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                          FIDELITY(R)                                                             JANUS ASPEN
                                              VIP                                               JANUS ASPEN         SERIES
      FIDELITY(R)       FIDELITY(R)       INVESTMENT        FIDELITY(R)       FIDELITY(R)         SERIES            MID CAP
          VIP               VIP              GRADE              VIP               VIP           BALANCED--         GROWTH--
       GROWTH--         INDEX 500--         BOND--           MID CAP--        OVERSEAS--       INSTITUTIONAL     INSTITUTIONAL
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
    ---------------------------------------------------------------------------------------------------------------------------
      $       672      $     16,073      $      3,713      $         --      $      3,662      $  2,269,458      $         --
               --                --                --                --                --          (504,356)               --
               --                --                --                --                --           (42,155)               --
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
              672            16,073             3,713                --             3,662         1,722,947                --
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
            4,735           740,861            68,566           951,053           421,506         6,532,668           165,121
           (4,076)         (688,895)          (69,745)         (796,248)         (324,976)       (7,086,453)         (163,735)
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
              659            51,966            (1,179)          154,805            96,530          (553,785)            1,386
               --                --             2,671                --                --                --                --
            9,884            (7,289)           (2,073)          100,356           (34,909)        6,474,058            14,278
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
           10,543            44,677              (581)          255,161            61,621         5,920,273            15,664
      -----------      ------------      ------------      ------------      ------------      ------------      ------------
      $    11,215      $     60,750      $      3,132      $    255,161      $     65,283      $  7,643,220      $     15,664
      ===========      ============      ============      ============      ============      ============      ============

                                                                                                    VAN               VAN
       NEUBERGER                                                                                  KAMPEN            KAMPEN
        BERMAN            T. ROWE           T. ROWE                                                 UIF               UIF
       AMT MID-            PRICE             PRICE            VAN ECK                            EMERGING          EMERGING
          CAP             EQUITY           LIMITED-          WORLDWIDE          VAN ECK           MARKETS           MARKETS
       GROWTH--           INCOME           TERM BOND         ABSOLUTE          WORLDWIDE          DEBT--           EQUITY--
        CLASS I          PORTFOLIO         PORTFOLIO         RETURN(B)        HARD ASSETS         CLASS I           CLASS I
    ---------------------------------------------------------------------------------------------------------------------------
      $        --       $   450,470       $     6,179       $        --       $       888       $     1,416       $   121,861
               --          (121,961)               --                --                --                --           (98,002)
               --            (8,216)               --                --                --                --           (10,430)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
               --           320,293             6,179                --               888             1,416            13,429
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
            4,318         1,696,454           112,270            12,444           430,336               328         2,016,582
           (3,668)       (1,478,721)         (113,285)          (12,607)         (430,671)             (314)       (1,638,724)
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
              650           217,733            (1,015)             (163)             (335)               14           377,858
               --           702,727                --                --                --               662                --
           11,014         2,731,173            (2,118)               --             2,567               (19)        3,658,564
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
           11,664         3,651,633            (3,133)             (163)            2,232               657         4,036,422
      -----------       -----------       -----------       -----------       -----------       -----------       -----------
      $    11,664       $ 3,971,926       $     3,046       $      (163)      $     3,120       $     2,073       $ 4,049,851
      ===========       ===========       ===========       ===========       ===========       ===========       ===========


           VAN
         KAMPEN
           UIF
        U.S. REAL
        ESTATE--
         CLASS I
     ---------------
       $        97
                --
                --
       -----------
                97
       -----------
           175,742
          (192,853)
       -----------
           (17,111)
               112
             1,766
       -----------
           (15,233)
       -----------
       $   (15,136)
       ===========

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2004
and December 31, 2003

                                                          MAINSTAY VP                   MAINSTAY VP
                                                            BOND--                CAPITAL APPRECIATION--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    802,940   $    876,825   $   (855,408)  $   (786,514)
   Net realized gain (loss) on investments......       213,787        215,156     (1,631,629)    (1,438,891)
   Realized gain distribution received..........       285,018        609,025             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............      (404,575)      (801,095)    10,280,633     46,732,604
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       897,170        899,911      7,793,596     44,507,199
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     5,127,834      5,896,006     46,644,779     51,120,846
   Cost of insurance............................    (1,974,337)    (2,088,752)   (20,152,929)   (20,510,719)
   Policyowners' surrenders.....................    (1,004,054)    (1,530,458)   (10,585,251)    (9,680,674)
   Net transfers from (to) Fixed Account........      (207,113)       414,346     (3,567,421)    (3,384,419)
   Transfers between Investment Divisions.......    (1,010,591)      (260,676)    (8,271,223)    (3,824,291)
   Policyowners' death benefits.................       (64,714)       (64,348)      (349,129)      (360,461)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........       867,025      2,366,118      3,718,826     13,360,282
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (1,273)          (981)        (1,813)       (53,098)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     1,762,922      3,265,048     11,510,609     57,814,383
NET ASSETS:
   Beginning of year............................    24,828,291     21,563,243    220,008,488    162,194,105
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 26,591,213   $ 24,828,291   $231,519,097   $220,008,488
                                                  ============   ============   ============   ============


                                                          MAINSTAY VP
                                                        CASH MANAGEMENT
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    119,396   $     50,501
   Net realized gain (loss) on investments......          (999)          (955)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............            31           (834)
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       118,428         48,712
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    12,448,927     14,413,998
   Cost of insurance............................    (3,285,963)    (3,574,234)
   Policyowners' surrenders.....................    (1,992,243)   (17,563,310)
   Net transfers from (to) Fixed Account........       689,583     11,767,263
   Transfers between Investment Divisions.......    (9,316,568)   (14,263,194)
   Policyowners' death benefits.................       (10,267)      (101,844)
                                                  ------------   ------------
     Net contributions and (withdrawals)........    (1,466,531)    (9,321,321)
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (305)          (282)
                                                  ------------   ------------
       Increase (decrease) in net assets........    (1,348,408)    (9,272,891)
NET ASSETS:
   Beginning of year............................    34,592,852     43,865,743
                                                  ------------   ------------
   End of year..................................  $ 33,244,444   $ 34,592,852
                                                  ============   ============

                                                          MAINSTAY VP                   MAINSTAY VP
                                                    INTERNATIONAL EQUITY--            MID CAP CORE--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     96,794   $    138,305   $      5,797   $    (10,505)
   Net realized gain (loss) on investments......       199,267      1,093,034         67,462        (16,816)
   Realized gain distribution received..........            --             --        375,345             --
   Change in unrealized appreciation
     (depreciation) on investments..............     2,736,944      1,479,703      2,456,410      2,166,680
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,033,005      2,711,042      2,905,014      2,139,359
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     3,400,705      2,159,627      2,173,307        958,937
   Cost of insurance............................    (1,204,447)      (809,522)      (555,027)      (233,331)
   Policyowners' surrenders.....................      (669,575)      (300,239)      (262,561)       (84,574)
   Net transfers from (to) Fixed Account........       550,325        (96,535)       718,288        186,389
   Transfers between Investment Divisions.......     5,042,319      1,157,871      3,978,733      1,027,433
   Policyowners' death benefits.................       (20,643)        (1,880)          (343)        (1,177)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     7,098,684      2,109,322      6,052,397      1,853,677
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (3,116)        (3,284)        (2,807)        (2,359)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........    10,128,573      4,817,080      8,954,604      3,990,677
NET ASSETS:
   Beginning of year............................    12,440,391      7,623,311      9,341,243      5,350,566
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 22,568,964   $ 12,440,391   $ 18,295,847   $  9,341,243
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                       MID CAP GROWTH--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    (87,559)  $    (45,050)
   Net realized gain (loss) on investments......        36,921        (57,947)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     3,951,062      2,929,943
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     3,900,424      2,826,946
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     4,063,369      1,769,994
   Cost of insurance............................    (1,102,918)      (416,775)
   Policyowners' surrenders.....................      (354,903)      (146,950)
   Net transfers from (to) Fixed Account........       810,548        463,350
   Transfers between Investment Divisions.......     3,679,932      2,770,032
   Policyowners' death benefits.................       (19,783)          (383)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     7,076,245      4,439,268
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (2,671)        (2,816)
                                                  ------------   ------------
       Increase (decrease) in net assets........    10,973,998      7,263,398
NET ASSETS:
   Beginning of year............................    12,282,002      5,018,604
                                                  ------------   ------------
   End of year..................................  $ 23,256,000   $ 12,282,002
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                      MAINSTAY VP
            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   HIGH YIELD
          COMMON STOCK--                 CONVERTIBLE--                 GOVERNMENT--                CORPORATE BOND--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
    $    769,063   $    356,106   $    458,226   $    425,993   $    721,289   $    805,850   $  5,398,699   $  4,291,549
      (2,041,692)    (2,392,201)      (214,881)      (244,504)        81,800        394,766     (1,281,402)      (957,717)
              --             --             --             --             --             --             --             --
      10,488,760     19,497,925      1,429,485      4,079,420       (267,240)      (958,137)     4,821,822     12,948,268
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       9,216,131     17,461,830      1,672,830      4,260,909        535,849        242,479      8,939,119     16,282,100
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      17,681,267     19,207,452      6,111,081      5,772,912      3,651,326      4,386,418     12,592,811     11,052,809
      (7,183,174)    (7,155,219)    (2,095,304)    (1,900,550)    (1,373,413)    (1,618,625)    (5,697,631)    (4,827,998)
      (3,766,871)    (3,673,583)    (1,107,111)      (756,385)      (605,886)    (1,361,350)    (3,258,825)    (2,038,068)
      (1,381,493)    (1,148,334)       555,928        311,562       (193,775)      (370,273)       955,831        315,804
      (2,389,848)    (1,746,427)       800,283      1,066,155     (1,703,216)    (1,214,687)     4,329,684      7,276,018
        (114,695)      (117,464)       (34,581)       (43,168)       (36,975)        (9,846)       (63,720)      (170,065)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,845,186      5,366,425      4,230,296      4,450,526       (261,939)      (188,363)     8,858,150     11,608,500
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
          (6,932)       (20,378)        (1,813)        (4,131)          (742)          (136)       (12,224)       (22,117)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
      12,054,385     22,807,877      5,901,313      8,707,304        273,168         53,980     17,785,045     27,868,483
      87,625,170     64,817,293     26,082,247     17,374,943     19,819,391     19,765,411     69,932,653     42,064,170
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 99,679,555   $ 87,625,170   $ 31,983,560   $ 26,082,247   $ 20,092,559   $ 19,819,391   $ 87,717,698   $ 69,932,653
    ============   ============   ============   ============   ============   ============   ============   ============

            MAINSTAY VP                   MAINSTAY VP
          MID CAP VALUE--               S&P 500 INDEX--
           INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------
        2004           2003           2004           2003
    ---------------------------------------------------------
    $    104,901   $     72,432   $  2,240,042   $  1,322,578
         112,372        (93,138)       290,259     (1,023,500)
         247,151             --             --             --
       3,322,803      3,518,887     18,283,970     40,421,525
    ------------   ------------   ------------   ------------
       3,787,227      3,498,181     20,814,271     40,720,603
    ------------   ------------   ------------   ------------
       4,146,731      3,050,936     45,156,365     45,120,156
      (1,211,398)      (824,038)   (16,947,572)   (16,039,774)
        (661,285)      (170,889)   (10,010,034)    (7,577,716)
       1,114,598        333,257      1,030,365     (1,173,887)
       4,595,172      1,309,028     (1,889,824)      (568,212)
         (21,689)       (25,387)      (457,667)      (263,220)
    ------------   ------------   ------------   ------------
       7,962,129      3,672,907     16,881,633     19,497,347
    ------------   ------------   ------------   ------------
          (3,696)        (3,096)       (13,681)       (46,828)
    ------------   ------------   ------------   ------------
      11,745,660      7,167,992     37,682,223     60,171,122
      17,164,106      9,996,114    197,368,159    137,197,037
    ------------   ------------   ------------   ------------
    $ 28,909,766   $ 17,164,106   $235,050,382   $197,368,159
    ============   ============   ============   ============

             MAINSTAY VP                   MAINSTAY VP
         SMALL CAP GROWTH--              TOTAL RETURN--
            INITIAL CLASS                 INITIAL CLASS
     ---------------------------   ---------------------------
         2004           2003           2004           2003
     ---------------------------------------------------------
     $    (87,816)  $    (52,344)  $    639,198   $    637,734
           92,982        (23,801)       239,029        (19,376)
               --             --             --             --
        1,688,097      3,263,793      2,322,792      8,056,658
     ------------   ------------   ------------   ------------
        1,693,263      3,187,648      3,201,019      8,675,016
     ------------   ------------   ------------   ------------
        4,114,185      2,272,386     10,290,394     10,765,921
       (1,048,642)      (534,137)    (4,887,051)    (4,987,012)
         (415,259)      (128,351)    (2,894,346)    (2,616,802)
          597,398        324,122       (130,883)    (1,113,710)
        1,934,204      2,393,409       (967,312)      (327,837)
          (25,207)        (1,303)      (112,176)      (142,032)
     ------------   ------------   ------------   ------------
        5,156,679      4,326,126      1,298,626      1,578,528
     ------------   ------------   ------------   ------------
           (1,335)        (3,148)        (3,148)       (10,468)
     ------------   ------------   ------------   ------------
        6,848,607      7,510,626      4,496,497     10,243,076
       13,639,051      6,128,425     55,134,625     44,891,549
     ------------   ------------   ------------   ------------
     $ 20,487,658   $ 13,639,051   $ 59,631,122   $ 55,134,625
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2004
and December 31, 2003

                                                                                        MAINSTAY VP
                                                          MAINSTAY VP                AMERICAN CENTURY
                                                            VALUE--                  INCOME & GROWTH--
                                                         INITIAL CLASS                 INITIAL CLASS
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $    366,761   $    482,497   $     85,421   $     46,987
   Net realized gain (loss) on investments......       166,039       (631,028)        48,808        (41,137)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............     5,813,929     11,991,950        569,274      1,015,362
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................     6,346,729     11,843,419        703,503      1,021,212
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........    11,917,828     11,782,422      1,592,857      1,203,051
   Cost of insurance............................    (4,825,509)    (4,617,303)      (422,449)      (341,063)
   Policyowners' surrenders.....................    (2,498,054)    (2,224,492)      (217,097)       (93,482)
   Net transfers from (to) Fixed Account........      (345,486)      (473,287)       117,966         23,804
   Transfers between Investment Divisions.......      (516,866)        98,702        (72,193)       621,087
   Policyowners' death benefits.................      (117,203)      (114,444)       (18,916)        (1,615)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........     3,614,710      4,451,598        980,168      1,411,782
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...        (4,927)       (12,481)          (442)          (869)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........     9,956,512     16,282,536      1,683,229      2,432,125
NET ASSETS:
   Beginning of year............................    57,644,899     41,362,363      5,228,207      2,796,082
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $ 67,601,411   $ 57,644,899   $  6,911,436   $  5,228,207
                                                  ============   ============   ============   ============

                                                          MAINSTAY VP
                                                         DREYFUS LARGE
                                                        COMPANY VALUE--
                                                         INITIAL CLASS
                                                  ---------------------------
                                                      2004           2003
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     44,544   $     18,919
   Net realized gain (loss) on investments......        (6,658)      (103,004)
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       758,460      1,150,595
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       796,346      1,066,510
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........     2,045,201      1,617,804
   Cost of insurance............................      (514,364)      (389,359)
   Policyowners' surrenders.....................      (450,669)      (182,944)
   Net transfers from (to) Fixed Account........       252,303         73,766
   Transfers between Investment Divisions.......       634,561        386,861
   Policyowners' death benefits.................        (3,633)          (880)
                                                  ------------   ------------
     Net contributions and (withdrawals)........     1,963,399      1,505,248
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (368)          (969)
                                                  ------------   ------------
       Increase (decrease) in net assets........     2,759,377      2,570,789
NET ASSETS:
   Beginning of year............................     5,743,690      3,172,901
                                                  ------------   ------------
   End of year..................................  $  8,503,067   $  5,743,690
                                                  ============   ============

                                                                                        DREYFUS IP
                                                            CALVERT                 TECHNOLOGY GROWTH--
                                                        SOCIAL BALANCED               INITIAL SHARES
                                                  ---------------------------   ---------------------------
                                                      2004           2003           2004           2003
                                                  ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $     45,397   $     41,683   $    (26,835)  $    (10,600)
   Net realized gain (loss) on investments......       (37,274)      (145,201)       209,871        (72,302)
   Realized gain distribution received..........            --             --             --             --
   Change in unrealized appreciation
     (depreciation) on investments..............       263,610        612,700        (47,810)       882,983
                                                  ------------   ------------   ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................       271,733        509,182        135,226        800,081
                                                  ------------   ------------   ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       762,425        730,758      1,939,022        956,845
   Cost of insurance............................      (278,546)      (262,139)      (574,276)      (252,509)
   Policyowners' surrenders.....................      (142,537)      (293,120)      (155,762)       (67,703)
   Net transfers from (to) Fixed Account........        71,691        (28,271)       316,414        248,807
   Transfers between Investment Divisions.......       (26,639)         2,724      1,373,719      1,562,711
   Policyowners' death benefits.................        (1,378)          (111)       (10,370)        (2,942)
                                                  ------------   ------------   ------------   ------------
     Net contributions and (withdrawals)........       385,016        149,841      2,888,747      2,445,209
                                                  ------------   ------------   ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...          (223)          (508)           (95)          (606)
                                                  ------------   ------------   ------------   ------------
       Increase (decrease) in net assets........       656,526        658,515      3,023,878      3,244,684
NET ASSETS:
   Beginning of year............................     3,274,137      2,615,622      4,206,879        962,195
                                                  ------------   ------------   ------------   ------------
   End of year..................................  $  3,930,663   $  3,274,137   $  7,230,757   $  4,206,879
                                                  ============   ============   ============   ============

                                                          DREYFUS VIF
                                                     DEVELOPING LEADERS--
                                                        INITIAL SHARES
                                                  ---------------------------
                                                      2004         2003(A)
                                                  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        449   $         35
   Net realized gain (loss) on investments......         1,983            627
   Realized gain distribution received..........            --             --
   Change in unrealized appreciation
     (depreciation) on investments..............        18,578         31,791
                                                  ------------   ------------
     Net increase (decrease) in net assets
       resulting from operations................        21,010         32,453
                                                  ------------   ------------
 Contributions and (Withdrawals):
   Payments received from policyowners..........        47,343          2,605
   Cost of insurance............................        (7,049)        (4,726)
   Policyowners' surrenders.....................            --             --
   Net transfers from (to) Fixed Account........        14,212          2,610
   Transfers between Investment Divisions.......        68,609        102,331
   Policyowners' death benefits.................            --             --
                                                  ------------   ------------
     Net contributions and (withdrawals)........       123,115        102,820
                                                  ------------   ------------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...            --             --
                                                  ------------   ------------
       Increase (decrease) in net assets........       144,125        135,273
NET ASSETS:
   Beginning of year............................       135,273             --
                                                  ------------   ------------
   End of year..................................  $    279,398   $    135,273
                                                  ============   ============

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

           MAINSTAY VP                                                                    AMERICAN
           EAGLE ASSET               ALGER AMERICAN                                      CENTURY VP
           MANAGEMENT                   LEVERAGED                ALGER AMERICAN          INFLATION
         GROWTH EQUITY--                ALL CAP--            SMALL CAPITALIZATION--     PROTECTION--
          INITIAL CLASS              CLASS O SHARES              CLASS O SHARES           CLASS II
    -------------------------   -------------------------   -------------------------   ------------
       2004          2003          2004          2003          2004          2003         2004(G)
    ------------------------------------------------------------------------------------------------
    $   (44,003)  $   (42,323)  $        --   $        --   $  (159,316)  $  (117,181)  $       239
       (844,491)     (454,709)        8,552           664       636,171      (139,422)           52
             --            --            --            --            --            --            --
        427,820     3,682,736         1,648         3,410     3,824,409     7,294,458             9
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
       (460,674)    3,185,704        10,200         4,074     4,301,264     7,037,855           300
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
      4,522,456     4,826,840        16,171         1,527     6,086,408     5,635,083         2,172
     (1,268,177)   (1,285,538)       (4,788)       (1,700)   (2,055,338)   (1,839,721)       (2,392)
       (638,464)     (495,251)           --            --    (1,398,406)     (816,525)           --
        (29,134)      (18,860)           --            88      (223,624)     (175,549)           --
     (1,315,925)     (164,618)        3,637        28,286      (137,788)      950,174           626
         (5,285)       (7,062)           --            --       (43,360)      (23,130)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
      1,265,471     2,855,511        15,020        28,201     2,227,892     3,730,332           406
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
            631        (2,808)           --            --        (5,014)       (7,799)           --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
        805,428     6,038,407        25,220        32,275     6,524,142    10,760,388           706
     16,334,908    10,296,501        38,473         6,198    25,787,060    15,026,672            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $17,140,336   $16,334,908   $    63,693   $    38,473   $32,311,202   $25,787,060   $       706
    ===========   ===========   ===========   ===========   ===========   ===========   ===========


             AMERICAN                    AMERICAN
            CENTURY VP                  CENTURY VP
          INTERNATIONAL--                 VALUE--
             CLASS II                    CLASS II
     -------------------------   -------------------------
        2004          2003          2004          2003
     -----------------------------------------------------
     $     1,432   $         3   $     1,607   $        19
          15,301           215         1,974           229
              --            --         1,475            --
            (750)        6,659        57,602        26,286
     -----------   -----------   -----------   -----------
          15,983         6,877        62,658        26,534
     -----------   -----------   -----------   -----------
           3,290            --       115,320         4,079
          (2,990)       (1,771)      (11,550)       (2,881)
              --            --            --            --
           2,961         1,200            62         5,634
        (173,661)      201,344       618,196       154,714
              --            --            --            --
     -----------   -----------   -----------   -----------
        (170,400)      200,773       722,028       161,546
     -----------   -----------   -----------   -----------
              --            --            --            --
     -----------   -----------   -----------   -----------
        (154,417)      207,650       784,686       188,080
         207,774           124       188,547           467
     -----------   -----------   -----------   -----------
     $    53,357   $   207,774   $   973,233   $   188,547
     ===========   ===========   ===========   ===========

          FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
          CONTRAFUND(R)--               EQUITY-INCOME--                  GROWTH--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------
    $   (287,163)  $   (140,909)  $    350,716   $    299,217   $        672   $        300
        (305,420)      (713,465)        73,695       (375,544)           659        (52,783)
              --             --        140,913             --             --             --
      15,619,330     20,053,173      4,051,882      8,160,845          9,884         81,553
    ------------   ------------   ------------   ------------   ------------   ------------
      15,026,747     19,198,799      4,617,206      8,084,518         11,215         29,070
    ------------   ------------   ------------   ------------   ------------   ------------
      20,397,002     19,750,276      8,744,418      7,661,192         44,953             48
      (7,521,078)    (7,013,663)    (3,064,920)    (2,655,408)        (5,036)        (2,594)
      (4,185,074)    (3,394,907)    (1,506,291)    (1,398,279)            --             --
        (568,790)      (816,288)       910,567       (126,049)            --            250
       4,381,238      1,236,699      1,691,989      1,584,600          7,834        129,852
        (111,298)       (76,104)       (20,837)       (73,832)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      12,392,000      9,686,013      6,754,926      4,992,224         47,751        127,556
    ------------   ------------   ------------   ------------   ------------   ------------
         (14,960)       (22,441)        (2,939)        (8,746)            --             --
    ------------   ------------   ------------   ------------   ------------   ------------
      27,403,787     28,862,371     11,369,193     13,067,996         58,966        156,626
      92,898,815     64,036,444     37,156,288     24,088,292        257,508        100,882
    ------------   ------------   ------------   ------------   ------------   ------------
    $120,302,602   $ 92,898,815   $ 48,525,481   $ 37,156,288   $    316,474   $    257,508
    ============   ============   ============   ============   ============   ============

                                         FIDELITY(R) VIP
           FIDELITY(R) VIP                 INVESTMENT
             INDEX 500--                  GRADE BOND--
            INITIAL CLASS                 INITIAL CLASS
     ---------------------------   ---------------------------
         2004           2003           2004           2003
     ---------------------------------------------------------
     $     16,073   $      2,112   $      3,713   $      2,772
           51,966        (26,900)        (1,179)          (265)
               --             --          2,671            975
           (7,289)        93,938         (2,073)         1,435
     ------------   ------------   ------------   ------------
           60,750         69,150          3,132          4,917
     ------------   ------------   ------------   ------------
          232,110        117,717          4,507         13,628
          (26,535)       (13,077)        (2,216)        (5,059)
               --             --             --             --
           27,753        120,743        (66,393)          (365)
             (990)       231,846             --         24,600
               --             --             --             --
     ------------   ------------   ------------   ------------
          232,338        457,229        (64,102)        32,804
     ------------   ------------   ------------   ------------
               --             --             --             --
     ------------   ------------   ------------   ------------
          293,088        526,379        (60,970)        37,721
          613,343         86,964         89,115         51,394
     ------------   ------------   ------------   ------------
     $    906,431   $    613,343   $     28,145   $     89,115
     ============   ============   ============   ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2004
and December 31, 2003


                                                    FIDELITY(R) VIP             FIDELITY(R) VIP            JANUS ASPEN SERIES
                                                       MID CAP--                  OVERSEAS--                   BALANCED--
                                                     INITIAL CLASS               INITIAL CLASS            INSTITUTIONAL SHARES
                                               -------------------------   -------------------------   --------------------------
                                                  2004          2003          2004          2003           2004          2003
                                               ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss)..............  $        --   $     2,052   $     3,662   $       126   $  1,722,947   $ 1,431,803
   Net realized gain (loss) on investments...      154,805       (17,721)       96,530         1,295       (553,785)     (166,872)
   Realized gain distribution received.......           --            --            --            --             --            --
   Change in unrealized appreciation
     (depreciation) on investments...........      100,356       166,314       (34,909)       90,002      6,474,058     9,568,785
                                               -----------   -----------   -----------   -----------   ------------   -----------
     Net increase (decrease) in net assets
       resulting from operations.............      255,161       150,645        65,283        91,423      7,643,220    10,833,716
                                               -----------   -----------   -----------   -----------   ------------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners.......      354,162        54,864       156,646        43,105     21,504,020    23,004,147
   Cost of insurance.........................      (73,111)      (48,586)      (13,168)       (9,834)    (7,383,831)   (7,768,782)
   Policyowners' surrenders..................     (220,985)           --            --            --     (4,398,848)   (3,678,487)
   Net transfers from (to) Fixed Account.....       12,342        45,981         1,000           181     (1,209,772)     (416,925)
   Transfers between Investment Divisions....      840,682        36,567      (193,168)      383,075     (5,687,509)   (1,341,897)
   Policyowners' death benefits..............           --            --            --            --       (118,601)     (103,194)
                                               -----------   -----------   -----------   -----------   ------------   -----------
     Net contributions and (withdrawals).....      913,090        88,826       (48,690)      416,527      2,705,459     9,694,862
                                               -----------   -----------   -----------   -----------   ------------   -----------
   Increase (decrease) attributable to New
     York Life Insurance and Annuity
     Corporation charges retained by the
     Separate Account........................           --            --            --            --         (7,255)      (11,286)
                                               -----------   -----------   -----------   -----------   ------------   -----------
       Increase (decrease) in net assets.....    1,168,251       239,471        16,593       507,950     10,341,424    20,517,292
NET ASSETS:
   Beginning of year.........................      631,987       392,516       508,761           811     94,817,567    74,300,275
                                               -----------   -----------   -----------   -----------   ------------   -----------
   End of year...............................  $ 1,800,238   $   631,987   $   525,354   $   508,761   $105,158,991   $94,817,567
                                               ===========   ===========   ===========   ===========   ============   ===========

                                                      NEUBERGER BERMAN              T. ROWE PRICE               T. ROWE PRICE
                                                         AMT MID-CAP                EQUITY INCOME             LIMITED-TERM BOND
                                                       GROWTH--CLASS I                PORTFOLIO                   PORTFOLIO
                                                  -------------------------   -------------------------   -------------------------
                                                     2004          2003          2004          2003          2004          2003
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income (loss).................  $        --   $        --   $   320,293   $   194,534   $     6,179   $     6,740
   Net realized gain (loss) on investments......          650          (289)      217,733       (72,769)       (1,015)        1,996
   Realized gain distribution received..........           --            --       702,727            --            --           526
   Change in unrealized appreciation
     (depreciation) on investments..............       11,014         4,365     2,731,173     3,621,208        (2,118)       (2,894)
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Net increase (decrease) in net assets
       resulting from operations................       11,664         4,076     3,971,926     3,742,973         3,046         6,368
                                                  -----------   -----------   -----------   -----------   -----------   -----------
 Contributions and (Withdrawals):
   Payments received from policyowners..........       14,442            --     7,172,129     5,683,966         2,096        23,541
   Cost of insurance............................       (4,688)       (1,755)   (1,938,028)   (1,427,788)       (5,474)       (9,019)
   Policyowners' surrenders.....................           --            --    (1,306,945)     (554,668)           --            --
   Net transfers from (to) Fixed Account........          132           131       661,880       409,217      (106,796)         (365)
   Transfers between Investment Divisions.......       22,647        27,178     5,305,135     2,137,466            --       162,944
   Policyowners' death benefits.................           --            --       (10,494)      (23,560)           --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
     Net contributions and (withdrawals)........       32,533        25,554     9,883,677     6,224,633      (110,174)      177,101
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   Increase (decrease) attributable to New York
     Life Insurance and Annuity Corporation
     charges retained by the Separate Account...           --            --        (2,492)       (3,330)           --            --
                                                  -----------   -----------   -----------   -----------   -----------   -----------
       Increase (decrease) in net assets........       44,197        29,630    13,853,111     9,964,276      (107,128)      183,469
NET ASSETS:
   Beginning of year............................       39,221         9,591    20,984,284    11,020,008       269,221        85,752
                                                  -----------   -----------   -----------   -----------   -----------   -----------
   End of year..................................  $    83,418   $    39,221   $34,837,395   $20,984,284   $   162,093   $   269,221
                                                  ===========   ===========   ===========   ===========   ===========   ===========

Not all investment divisions are available under all policies.

(a) For the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                                                                                                                       MFS(R)
                                                                                                                      RESEARCH
       JANUS ASPEN SERIES           JANUS ASPEN SERIES           MFS(R) INVESTORS               MFS(R) NEW            SERIES--
        MID CAP GROWTH--            WORLDWIDE GROWTH--            TRUST SERIES--            DISCOVERY SERIES--         INITIAL
      INSTITUTIONAL SHARES         INSTITUTIONAL SHARES            INITIAL CLASS               INITIAL CLASS            CLASS
    -------------------------   --------------------------   -------------------------   -------------------------   -----------
       2004          2003           2004          2003          2004          2003          2004         2003(D)       2004(F)
    ----------------------------------------------------------------------------------------------------------------------------
    $        --   $        --   $    424,267   $   411,384   $       338   $       325   $        --   $        --   $        --
          1,386           (11)    (4,269,474)   (3,179,097)         (120)         (426)           19             5            23
             --            --             --            --            --            --            --            --            --
         14,278         2,661      7,910,065    20,369,394         5,766        10,066         6,871         1,109             3
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         15,664         2,650      4,064,858    17,601,681         5,984         9,965         6,890         1,114            26
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
        180,694            --     21,773,467    24,508,031           980            --        33,469            --           735
         (3,677)         (344)    (7,430,235)   (7,741,063)       (2,991)       (2,099)         (655)         (164)         (681)
             --            --     (4,231,514)   (3,703,583)           --            --            --            --            --
         54,382           149     (1,683,720)   (1,221,648)           --            --            --            --            --
       (160,597)       22,423     (5,572,441)   (4,262,139)           --            --           659        20,851            --
             --            --       (143,802)      (95,331)           --            --            --            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         70,802        22,228      2,711,755     7,484,267        (2,011)       (2,099)       33,473        20,687            54
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
             --            --         (9,480)      (19,791)           --            --            --            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
         86,466        24,878      6,767,133    25,066,157         3,973         7,866        40,363        21,801            80
         27,243         2,365     94,439,334    69,373,177        54,254        46,388        21,801            --            --
    -----------   -----------   ------------   -----------   -----------   -----------   -----------   -----------   -----------
    $   113,709   $    27,243   $101,206,467   $94,439,334   $    58,227   $    54,254   $    62,164   $    21,801   $        80
    ===========   ===========   ============   ===========   ===========   ===========   ===========   ===========   ===========


              MFS(R)
        UTILITIES SERIES--
           INITIAL CLASS
     -------------------------
        2004         2003(A)
     -------------------------
     $        68   $        80
             485            87
              --            --
           2,634           775
     -----------   -----------
           3,187           942
     -----------   -----------
             599         2,477
          (1,656)         (994)
              --            --
              --         2,604
          11,947          (470)
              --            --
     -----------   -----------
          10,890         3,617
     -----------   -----------
              --            --
     -----------   -----------
          14,077         4,559
           4,559            --
     -----------   -----------
     $    18,636   $     4,559
     ===========   ===========

      VAN ECK                                        VAN KAMPEN                  VAN KAMPEN                  VAN KAMPEN
     WORLDWIDE             VAN ECK                  UIF EMERGING                UIF EMERGING                  UIF U.S.
     ABSOLUTE             WORLDWIDE                MARKETS DEBT--             MARKETS EQUITY--              REAL ESTATE--
      RETURN             HARD ASSETS                   CLASS I                     CLASS I                     CLASS I
    -----------   -------------------------   -------------------------   -------------------------   -------------------------
      2004(G)        2004         2003(E)        2004         2003(B)        2004          2003          2004         2003(C)
    ---------------------------------------------------------------------------------------------------------------------------
    $        --   $       888   $        --   $     1,416   $        --   $    13,429   $   (73,012)  $        97   $        --
           (163)         (335)            6            14             5       377,858      (225,765)      (17,111)           26
             --            --            --           662            --            --            --           112            --
             --         2,567           532           (19)        1,672     3,658,564     5,481,429         1,766           324
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
           (163)        3,120           538         2,073         1,677     4,049,851     5,182,652       (15,136)          350
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             (1)        5,134            --         1,710            --     3,447,555     3,132,878         5,100         3,472
           (887)       (3,767)          (69)         (328)         (129)   (1,303,882)   (1,084,588)       (1,930)         (344)
             --            --            --            --            --      (577,471)     (497,548)           --            --
             --         7,502            --            --            --        36,120      (106,879)        7,070            --
          1,051        14,104         3,929            --        18,551        51,107       844,883        18,292           102
             --            --            --            --            --       (13,294)      (35,175)           --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
            163        22,973         3,860         1,382        18,422     1,640,135     2,253,571        28,532         3,230
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             --            --            --            --            --        (5,682)       (5,958)           --            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
             --        26,093         4,398         3,455        20,099     5,684,304     7,430,265        13,396         3,580
             --         4,398            --        20,099            --    16,858,244     9,427,979         3,580            --
    -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
    $        --   $    30,491   $     4,398   $    23,554   $    20,099   $22,542,548   $16,858,244   $    16,976   $     3,580
    ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========



  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS
NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC VUL Separate Account-I ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL") - Series 1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000") - Series 1 and Single Premium Variable Universal Life ("SPVUL") - Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL")) and Group 4 policies (Variable Universal Life 2000 ("VUL 2000") - Series 2, Single Premium Variable Universal Life
("SPVUL") - Series 2 and 3, Survivorship Variable Universal Life
("SVUL") - Series 2 and Variable Universal Life Provider ("VUL Provider")). All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2 and Pinnacle SVUL policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities Inc. is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

The assets of VUL Separate Account-1 are invested in the shares of the MainStay VP Series Fund Inc., the Alger American Fund, the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Enhanced DCA Fixed Account represents the general assets of NYLIAC. NYLIAC's Fixed Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

New York Life Investment Management LLC ("NYLIM"), a wholly-owned subsidiary of NYLIM Holdings, provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. NYLIM retains several sub-advisers, including MacKay Shields LLC, a wholly-owned subsidiary of NYLIM Holdings, American Century Investment Management, Inc., The Dreyfus Corporation, Eagle Asset Management, Inc., and Lord, Abbett & Co., to provide investment advisory services to certain Portfolios of the MainStay VP Series Fund, Inc.

VUL Separate Account-1 offers forty-eight variable Investment Divisions, with their respective fund portfolios, in which Policyowners can invest premium payments. Twenty-seven of these Investment Divisions are available to Group 1, Group 2 and Group 4 policies; forty-two of these Investment Divisions are available for Group 3 policies.

The following Investment Divisions are available for all Group 1, Group 2 and Group 4 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Common Stock (formerly MainStay VP Growth Equity), MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Mid Cap Core, MainStay VP Mid Cap Growth, MainStay VP Mid Cap Value (formerly MainStay VP Equity Income), MainStay VP S&P 500 Index (formerly MainStay VP Indexed Equity), MainStay VP Small Cap Growth, MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Small Capitalization -- Class O Shares, Calvert Social Balanced, Dreyfus IP Technology Growth - Initial Shares, Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Janus Aspen Series
Balanced - Institutional Shares, Janus Aspen Series Worldwide
Growth - Institutional Shares, T. Rowe Price Equity Income Portfolio, and Van Kampen UIF Emerging Markets Equity - Class I.

The following Investment Divisions are available for Group 3 policies: MainStay VP Bond, MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Common Stock (formerly MainStay VP Growth Equity), MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP S&P 500 Index (formerly MainStay VP Indexed Equity), MainStay VP Total Return, MainStay VP Value, MainStay VP American Century Income & Growth, MainStay VP Dreyfus Large Company Value, MainStay VP Eagle Asset Management Growth Equity, Alger American Leveraged All Cap - Class O Shares, Alger American Small Capitalization - Class O Shares, American Century VP Inflation
Protection - Class II, American Century VP International - Class II, American Century VP Value - Class II, Dreyfus IP Technology Growth - Initial Shares, Dreyfus VIF Developing Leaders - Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R) - Initial Class, Fidelity(R) VIP Equity-Income - Initial Class, Fidelity(R) VIP Growth - Initial Class, Fidelity(R) VIP Index 500 - Initial Class, Fidelity(R) VIP Investment Grade
Bond - Initial Class, Fidelity(R) VIP Mid Cap - Initial Class, Fidelity(R) VIP Overseas - Initial Class, Janus Aspen Series Balanced - Institutional Shares, Janus Aspen Series Mid Cap Growth - Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

Growth - Institutional Shares, MFS(R) Investors Trust Series - Initial Class, MFS(R) New Discovery Series - Initial Class, MFS(R) Research Series - Initial Class, MFS(R) Utilities Series - Initial Class, Neuberger Berman AMT Mid-Cap Growth - Class I, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt - Class I, Van Kampen UIF Emerging Markets Equity - Class I, and Van Kampen UIF U.S. Real Estate - Class I.

All investments into the MainStay VP Series funds by VUL Separate Account-1 will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

For SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account.

In addition, for all SVUL, VUL 2000, SPVUL, VUL Provider, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

In December 2003, the Accounting Standards Executive Committee issued Statement of Position 03-5 ("SOP"), "Financial Highlights of Separate Accounts: An Amendment to the Audit Guide Audits of Investment Companies". This SOP, which was adopted as of January 1, 2003, provides guidance on reporting financial highlights. Upon adoption of this SOP, the investment income ratio disclosed in
Note 6 has been restated for the years 2001 and 2002. The SOP requires disclosure, in Note 6, of the investment income to average net assets ratio; the disclosure requirement for the years 2001 and 2002 was the net investment income to average net assets ratio.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2004, the investments of VUL Separate Account-I are as follows:


                                                     MAINSTAY VP                    MAINSTAY VP
                                     MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP
                                       BOND--       APPRECIATION--      CASH          STOCK--      CONVERTIBLE--
                                    INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                    ----------------------------------------------------------------------------
Number of shares..................        2,001          10,783         33,289           4,866          2,843
Identified cost...................     $ 27,192        $236,341       $ 33,289        $109,709       $ 29,606

                                                                                                      MAINSTAY VP
                                                                                                       AMERICAN
                                     MAINSTAY VP     MAINSTAY VP      MAINSTAY VP                       CENTURY
                                       S&P 500        SMALL CAP          TOTAL        MAINSTAY VP      INCOME &
                                       INDEX--         GROWTH--        RETURN--         VALUE--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    ------------------------------------------------------------------------------
Number of shares..................        9,653           1,883            3,584           4,112            603
Identified cost...................     $211,460        $ 17,349         $ 62,257        $ 61,461       $  6,025

  Investment activity for the year ended December 31, 2004, was as follows:


                                                     MAINSTAY VP                    MAINSTAY VP
                                     MAINSTAY VP       CAPITAL       MAINSTAY VP      COMMON        MAINSTAY VP
                                       BOND--       APPRECIATION--      CASH          STOCK--      CONVERTIBLE--
                                    INITIAL CLASS   INITIAL CLASS    MANAGEMENT    INITIAL CLASS   INITIAL CLASS
                                    ----------------------------------------------------------------------------
Purchases.........................     $  5,955        $ 13,216       $ 25,017        $  8,050       $  6,220
Proceeds from sales...............        4,001          10,359         26,369           4,435          1,528

                                                                                                      MAINSTAY VP
                                                                                                       AMERICAN
                                     MAINSTAY VP     MAINSTAY VP      MAINSTAY VP                       CENTURY
                                       S&P 500        SMALL CAP          TOTAL        MAINSTAY VP      INCOME &
                                       INDEX--         GROWTH--        RETURN--         VALUE--        GROWTH--
                                    INITIAL CLASS   INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                    ------------------------------------------------------------------------------
Purchases.........................     $ 29,100        $  5,863         $  5,068        $  7,748       $  2,011
Proceeds from sales...............        9,966             789            3,131           3,764            944

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                     MAINSTAY VP
                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      CORPORATE     INTERNATIONAL      MID CAP         MID CAP         MID CAP
    GOVERNMENT--       BOND--         EQUITY--         CORE--         GROWTH--         VALUE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------
         1,894            8,875          1,602            1,396           2,006           2,351
      $ 20,814         $ 82,015       $ 18,470         $ 14,725        $ 18,563        $ 23,604

                     MAINSTAY VP
     MAINSTAY VP     EAGLE ASSET        ALGER             ALGER           AMERICAN
    DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
       COMPANY         GROWTH         LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--    VALUE--
    INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
    ---------------------------------------------------------------------------------------------------------------
           758            1,547               2             1,597               --               7             111
       $ 7,414         $ 17,300        $     59          $ 24,782         $      1        $     47        $    889

                     MAINSTAY VP
                     HIGH YIELD      MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
     MAINSTAY VP      CORPORATE     INTERNATIONAL      MID CAP         MID CAP         MID CAP
    GOVERNMENT--       BOND--         EQUITY--         CORE--         GROWTH--         VALUE--
    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
    ---------------------------------------------------------------------------------------------
      $  3,346         $ 22,727       $  8,374         $  6,853        $  7,775        $  9,208
         2,889            8,463          1,170              413             778             886

                     MAINSTAY VP
     MAINSTAY VP     EAGLE ASSET        ALGER             ALGER           AMERICAN
    DREYFUS LARGE    MANAGEMENT        AMERICAN          AMERICAN        CENTURY VP       AMERICAN        AMERICAN
       COMPANY         GROWTH         LEVERAGED           SMALL          INFLATION       CENTURY VP      CENTURY VP
       VALUE--        EQUITY--        ALL CAP--      CAPITALIZATION--   PROTECTION--   INTERNATIONAL--    VALUE--
    INITIAL CLASS   INITIAL CLASS   CLASS O SHARES    CLASS O SHARES      CLASS II        CLASS II        CLASS II
    ---------------------------------------------------------------------------------------------------------------
      $  2,806         $  3,086        $    233          $  5,815         $     15        $    426        $    735
           796            1,864             218             3,745               14             595              10

--------------------------------------------------------------------------------


                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................         2,102                830                  7              4,526              1,915
Identified cost...................      $  3,709           $  6,689           $    229           $101,742           $ 42,927

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)             MFS(R)
                                        GROWTH--            TRUST            DISCOVERY           RESEARCH          UTILITIES
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           SERIES--
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Number of shares..................         3,785                  3                  4                 --                  1
Identified cost...................      $126,960           $     55           $     54           $     --           $     15

  Investment activity for the year ended December 31, 2004, was as follows:

                                                                                                                  FIDELITY(R)
                                                          DREYFUS IP        DREYFUS VIF        FIDELITY(R)            VIP
                                        CALVERT           TECHNOLOGY         DEVELOPING            VIP              EQUITY-
                                         SOCIAL            GROWTH--          LEADERS--       CONTRAFUND(R)--        INCOME--
                                        BALANCED        INITIAL SHARES     INITIAL SHARES     INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................      $    780           $  4,215           $    130           $ 15,037           $  9,704
Proceeds from sales...............           350              1,349                  6              2,920              2,450

                                      JANUS ASPEN
                                         SERIES             MFS(R)             MFS(R)
                                       WORLDWIDE          INVESTORS             NEW               MFS(R)             MFS(R)
                                        GROWTH--            TRUST            DISCOVERY           RESEARCH          UTILITIES
                                     INSTITUTIONAL         SERIES--           SERIES--           SERIES--           SERIES--
                                         SHARES         INITIAL CLASS      INITIAL CLASS      INITIAL CLASS      INITIAL CLASS
                                    --------------------------------------------------------------------------------------------
Purchases.........................      $  9,267           $      1           $     34           $      1           $     13
Proceeds from sales...............         6,140                  3                  1                  1                  2

  Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                                                                                           JANUS ASPEN
                                       FIDELITY(R)                                        JANUS ASPEN         SERIES
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP
         VIP              VIP           INVESTMENT          VIP              VIP           BALANCED--        GROWTH--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
             10                7                2               60               30            4,317                4
       $    272         $    844         $     28         $  1,566         $    470         $101,014         $     97


                                                                            VAN KAMPEN   VAN KAMPEN
    NEUBERGER                                                                  UIF          UIF
    BERMAN AMT      T. ROWE         T. ROWE        VAN ECK                   EMERGING     EMERGING     VAN KAMPEN
     MID-CAP         PRICE           PRICE        WORLDWIDE     VAN ECK      MARKETS      MARKETS       UIF U.S.
     GROWTH--    EQUITY INCOME    LIMITED-TERM    ABSOLUTE     WORLDWIDE      DEBT--      EQUITY--    REAL ESTATE--
     CLASS I       PORTFOLIO     BOND PORTFOLIO    RETURN     HARD ASSETS    CLASS I      CLASS I        CLASS I
    ---------------------------------------------------------------------------------------------------------------
            5         1,561               33            --            2             3        2,043             1
     $     69      $ 30,014         $    167      $     --     $     27      $     22     $ 15,000      $     15

                                                                                                           JANUS ASPEN
                                       FIDELITY(R)                                        JANUS ASPEN         SERIES
     FIDELITY(R)      FIDELITY(R)          VIP          FIDELITY(R)      FIDELITY(R)         SERIES          MID CAP
         VIP              VIP           INVESTMENT          VIP              VIP           BALANCED--        GROWTH--
       GROWTH--       INDEX 500--      GRADE BOND--      MID CAP--        OVERSEAS--     INSTITUTIONAL    INSTITUTIONAL
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS        SHARES           SHARES
    --------------------------------------------------------------------------------------------------------------------
       $     53         $    989         $     11         $  1,864         $    376         $ 10,959         $    236
              5              741               69              951              422            6,533              165


                                                                            VAN KAMPEN   VAN KAMPEN
    NEUBERGER                                                                  UIF          UIF
    BERMAN AMT      T. ROWE         T. ROWE        VAN ECK                   EMERGING     EMERGING     VAN KAMPEN
     MID-CAP         PRICE           PRICE        WORLDWIDE     VAN ECK      MARKETS      MARKETS       UIF U.S.
     GROWTH--    EQUITY INCOME    LIMITED-TERM    ABSOLUTE     WORLDWIDE      DEBT--      EQUITY--    REAL ESTATE--
     CLASS I       PORTFOLIO     BOND PORTFOLIO    RETURN     HARD ASSETS    CLASS I      CLASS I        CLASS I
    ---------------------------------------------------------------------------------------------------------------
     $     37      $ 12,614         $      8      $     13     $    454      $      4     $  3,671      $    204
            4         1,696              112            12          430            --        2,017           176

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

    - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3 and VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

    - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

      For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

      For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

      For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

      For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

      For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. (Not all charges are deducted from all products, as shown below).

    - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

  processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, Pinnacle VUL, and Pinnacle
  SVUL:

                                                    MONTHLY               MONTHLY
                                                CONTRACT CHARGE       CONTRACT CHARGE
POLICY                                           POLICY YEAR 1    SUBSEQUENT POLICY YEARS
------                                          ---------------   -----------------------
VUL...........................................       $N/A                   $ 7
SVUL..........................................         60                    10
VUL 2000......................................         30                    10
VUL Provider..................................         30                    10
Pinnacle VUL*.................................        100                    25
Pinnacle SVUL*................................        100                    25

        -----------------------

      * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

    - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

      For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

      For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

      For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

    - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured, duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

    - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.

      For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

      For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

      For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

    - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
      2)**, Pinnacle VUL, and Pinnacle SVUL policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges

------------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

*** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

    from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).

The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider and SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000 and VUL Provider, the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

------------
  ** Series 2 VUL 2000, SPVUL and SVUL designates policies issued on and after May 10, 2002 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2004 and 2003 were as follows:


                                                 MAINSTAY VP                   MAINSTAY VP
                                                   BOND--                CAPITAL APPRECIATION--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2004           2003           2004           2003
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        100            150          1,685          2,147
Units redeemed.........................       (168)          (153)        (1,823)        (1,850)
                                           -------        -------        -------        -------
  Net increase (decrease)..............        (68)            (3)          (138)           297
                                           =======        =======        =======        =======
GROUP 2 POLICIES
Units issued...........................        149            193          1,874          2,432
Units redeemed.........................        (85)          (103)        (1,251)        (1,260)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         64             90            623          1,172
                                           =======        =======        =======        =======
GROUP 3 POLICIES
Units issued...........................         21             22              9              7
Units redeemed.........................         (2)            (1)            (2)            (1)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         19             21              7              6
                                           =======        =======        =======        =======
GROUP 4 POLICIES
Units issued...........................        127            132            234            161
Units redeemed.........................        (35)           (39)           (56)           (33)
                                           -------        -------        -------        -------
  Net increase (decrease)..............         92             93            178            128
                                           =======        =======        =======        =======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                          MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
            MAINSTAY VP                 COMMON STOCK--                 CONVERTIBLE--                 GOVERNMENT--
          CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
        1,878          9,971            394            513            113            119             80            104
       (3,156)       (16,117)          (431)          (465)           (51)           (68)          (122)          (192)
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,278)        (6,146)           (37)            48             62             51            (42)           (88)
      =======        =======        =======        =======        =======        =======        =======        =======
        3,681          5,365            696            960            287            365            111            151
       (5,637)        (5,594)          (452)          (534)          (185)          (155)          (131)          (130)
      -------        -------        -------        -------        -------        -------        -------        -------
       (1,956)          (229)           244            426            102            210            (20)            21
      =======        =======        =======        =======        =======        =======        =======        =======
        2,097          3,768             15              3              4              9              6              6
       (1,558)        (5,115)            (2)            (2)            (1)            (1)            (3)            (3)
      -------        -------        -------        -------        -------        -------        -------        -------
          539         (1,347)            13              1              3              8              3              3
      =======        =======        =======        =======        =======        =======        =======        =======
        5,478          2,975            163            131            196            136             90            126
       (3,560)        (2,038)           (36)           (24)           (39)           (18)           (27)           (33)
      -------        -------        -------        -------        -------        -------        -------        -------
        1,918            937            127            107            157            118             63             93
      =======        =======        =======        =======        =======        =======        =======        =======

--------------------------------------------------------------------------------



                                                 MAINSTAY VP                   MAINSTAY VP
                                                 HIGH YIELD                   INTERNATIONAL
                                              CORPORATE BOND--                  EQUITY--
                                                INITIAL CLASS                 INITIAL CLASS
                                         ---------------------------   ---------------------------
                                             2004           2003           2004           2003
                                         ---------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       314            565            269            140
Units redeemed.........................      (290)          (307)           (77)           (78)
                                            -----          -----          -----          -----
  Net increase (decrease)..............        24            258            192             62
                                            =====          =====          =====          =====
GROUP 2 POLICIES
Units issued...........................       399            467            264            149
Units redeemed.........................      (159)          (121)           (58)           (33)
                                            -----          -----          -----          -----
  Net increase (decrease)..............       240            346            206            116
                                            =====          =====          =====          =====
GROUP 3 POLICIES
Units issued...........................        26             10             --             --
Units redeemed.........................       (21)            (7)            --             --
                                            -----          -----          -----          -----
  Net increase (decrease)..............         5              3             --             --
                                            =====          =====          =====          =====
GROUP 4 POLICIES
Units issued...........................       398            212            168             43
Units redeemed.........................       (71)           (29)           (22)            (5)
                                            -----          -----          -----          -----
  Net increase (decrease)..............       327            183            146             38
                                            =====          =====          =====          =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



            MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
              MID CAP                       MID CAP                       MID CAP                       S&P 500
              CORE--                       GROWTH--                       VALUE--                       INDEX--
           INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
        2004           2003           2004           2003           2004           2003           2004           2003
    ---------------------------------------------------------------------------------------------------------------------
         259             97            283            254            344            164            804          1,065
         (23)           (14)           (44)           (22)           (66)           (44)          (799)          (841)
       -----          -----          -----          -----          -----          -----          -----          -----
         236             83            239            232            278            120              5            224
       =====          =====          =====          =====          =====          =====          =====          =====
         170             85            264            237            280            225          1,641          2,186
         (27)           (16)           (53)           (33)           (70)           (54)          (961)          (885)
       -----          -----          -----          -----          -----          -----          -----          -----
         143             69            211            204            210            171            680          1,301
       =====          =====          =====          =====          =====          =====          =====          =====
          --             --             --             --             --             --             61             55
          --             --             --             --             --             --            (28)           (16)
       -----          -----          -----          -----          -----          -----          -----          -----
          --             --             --             --             --             --             33             39
       =====          =====          =====          =====          =====          =====          =====          =====
         157             47            280             99            255            137          1,070            487
         (23)            (7)           (47)           (13)           (41)           (24)          (152)           (80)
       -----          -----          -----          -----          -----          -----          -----          -----
         134             40            233             86            214            113            918            407
       =====          =====          =====          =====          =====          =====          =====          =====

--------------------------------------------------------------------------------



                                                  MAINSTAY VP
                                                   SMALL CAP                      MAINSTAY VP
                                                   GROWTH--                     TOTAL RETURN--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2004            2003            2004            2003
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       177             211             336             404
Units redeemed.........................       (41)            (23)           (382)           (443)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       136             188             (46)            (39)
                                             ====            ====            ====            ====
GROUP 2 POLICIES
Units issued...........................       239             254             306             390
Units redeemed.........................       (69)            (41)           (177)           (175)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       170             213             129             215
                                             ====            ====            ====            ====
GROUP 3 POLICIES
Units issued...........................        --              --              10              --
Units redeemed.........................        --              --              (1)             --
                                             ----            ----            ----            ----
  Net increase (decrease)..............        --              --               9              --
                                             ====            ====            ====            ====
GROUP 4 POLICIES
Units issued...........................       228             105             105              56
Units redeemed.........................       (42)            (15)            (24)            (12)
                                             ----            ----            ----            ----
  Net increase (decrease)..............       186              90              81              44
                                             ====            ====            ====            ====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                             MAINSTAY VP                     MAINSTAY VP
                                             MAINSTAY VP                    DREYFUS LARGE                    EAGLE ASSET
             MAINSTAY VP                  AMERICAN CENTURY                     COMPANY                       MANAGEMENT
               VALUE--                    INCOME & GROWTH--                    VALUE--                     GROWTH EQUITY--
            INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS                   INITIAL CLASS
    -----------------------------   -----------------------------   -----------------------------   -----------------------------
        2004            2003            2004            2003            2004            2003            2004            2003
    -----------------------------------------------------------------------------------------------------------------------------
         311             401              40              62              63              53             100             105
        (310)           (365)            (14)             (9)            (22)            (20)            (44)            (49)
        ----            ----            ----            ----            ----            ----            ----            ----
           1              36              26              53              41              33              56              56
        ====            ====            ====            ====            ====            ====            ====            ====
         322             435             104             116             141             154             370             465
        (177)           (176)            (48)            (48)            (63)            (54)           (343)           (220)
        ----            ----            ----            ----            ----            ----            ----            ----
         145             259              56              68              78             100              27             245
        ====            ====            ====            ====            ====            ====            ====            ====
          27              47              10              33               4               5               3               8
          (8)             (9)            (35)             (1)             --              --              --              (1)
        ----            ----            ----            ----            ----            ----            ----            ----
          19              38             (25)             32               4               5               3               7
        ====            ====            ====            ====            ====            ====            ====            ====
         192             135              53              26              77              33              91              54
         (42)            (26)            (10)             (5)            (11)             (4)            (31)            (11)
        ----            ----            ----            ----            ----            ----            ----            ----
         150             109              43              21              66              29              60              43
        ====            ====            ====            ====            ====            ====            ====            ====

--------------------------------------------------------------------------------


                                                                 ALGER           AMERICAN
                                         ALGER AMERICAN        AMERICAN         CENTURY VP       AMERICAN
                                            LEVERAGED            SMALL          INFLATION       CENTURY VP
                                            ALL CAP--      CAPITALIZATION--    PROTECTION--   INTERNATIONAL--
                                         CLASS O SHARES     CLASS O SHARES       CLASS II        CLASS II
                                         ---------------   -----------------   ------------   ---------------
                                          2004     2003     2004      2003       2004(g)       2004     2003
                                         --------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................      --       --      272       407           --          --       --
Units redeemed.........................      --       --     (278)     (218)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --       (6)      189           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 2 POLICIES
Units issued...........................      --       --      374       486           --          --       --
Units redeemed.........................      --       --     (248)     (248)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --      126       238           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 3 POLICIES
Units issued...........................       2        3       24        78           --          --       17
Units redeemed.........................      --       --       (3)       (2)          --         (13)      --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............       2        3       21        76           --         (13)      17
                                         ======   ======   ======    ======       ======      ======   ======
GROUP 4 POLICIES
Units issued...........................      --       --      103        33           --          --       --
Units redeemed.........................      --       --      (16)       (5)          --          --       --
                                         ------   ------   ------    ------       ------      ------   ------
  Net increase (decrease)..............      --       --       87        28           --          --       --
                                         ======   ======   ======    ======       ======      ======   ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



       AMERICAN                           DREYFUS IP        DREYFUS VIF        FIDELITY(R)
      CENTURY VP          CALVERT         TECHNOLOGY         DEVELOPING            VIP
        VALUE--           SOCIAL           GROWTH--          LEADERS--       CONTRAFUND(R)--
       CLASS II          BALANCED       INITIAL SHARES     INITIAL SHARES     INITIAL CLASS
    ---------------   ---------------   ---------------   ----------------   ---------------
     2004     2003     2004     2003     2004     2003     2004    2003(a)    2004     2003
    ----------------------------------------------------------------------------------------
        --       --       16       25      195      141       --       --       574      638
        --       --      (13)     (26)     (29)     (10)      --       --      (409)    (461)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --        3       (1)     166      131       --       --       165      177
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        --       --       35       47       91      136       --       --       835      919
        --       --      (24)     (40)     (31)     (20)      --       --      (395)    (417)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --       11        7       60      116       --       --       440      502
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        53       15       --       --        2        2       10       11        51       38
        (1)      --       --       --       (1)      --       (1)      --        (3)      (2)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        52       15       --       --        1        2        9       11        48       36
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======
        --       --       25       13      113       55       --       --       363      199
        --       --       (5)      (2)     (27)      (9)      --       --       (72)     (40)
    ------   ------   ------   ------   ------   ------   ------   ------    ------   ------
        --       --       20       11       86       46       --       --       291      159
    ======   ======   ======   ======   ======   ======   ======   ======    ======   ======

--------------------------------------------------------------------------------



                                                  FIDELITY(R)
                                                      VIP                         FIDELITY(R)
                                                EQUITY-INCOME--                  VIP GROWTH--
                                                 INITIAL CLASS                   INITIAL CLASS
                                         -----------------------------   -----------------------------
                                             2004            2003            2004            2003
                                         -------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................        298             288              --              --
Units redeemed.........................       (157)           (210)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        141              78              --              --
                                            ======          ======          ======          ======
GROUP 2 POLICIES
Units issued...........................        315             397              --              --
Units redeemed.........................       (156)           (140)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        159             257              --              --
                                            ======          ======          ======          ======
GROUP 3 POLICIES
Units issued...........................         27              63               7              14
Units redeemed.........................        (61)             (3)             (1)             --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        (34)             60               6              14
                                            ======          ======          ======          ======
GROUP 4 POLICIES
Units issued...........................        291             110              --              --
Units redeemed.........................        (42)            (19)             --              --
                                            ------          ------          ------          ------
  Net increase (decrease)..............        249              91              --              --
                                            ======          ======          ======          ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


      FIDELITY(R)     FIDELITY(R) VIP                       FIDELITY(R)          JANUS ASPEN
          VIP           INVESTMENT        FIDELITY(R)           VIP                SERIES
      INDEX 500--      GRADE BOND--      VIP MID CAP--      OVERSEAS--           BALANCED--
     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    INSTITUTIONAL SHARES
    ---------------   ---------------   ---------------   ---------------   ---------------------
     2004     2003     2004     2003     2004     2003     2004     2003      2004        2003
    ---------------------------------------------------------------------------------------------
        --       --       --       --       --       --       --       --       340         419
        --       --       --       --       --       --       --       --      (474)       (342)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --      (134)         77
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --     1,024       1,299
        --       --       --       --       --       --       --       --      (787)       (701)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       237         598
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        26       53       --        4       85       11       14       46        11          14
        (5)      (2)      (5)      --      (22)      (5)     (18)      (1)       (5)         (3)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        21       51       (5)       4       63        6       (4)      45         6          11
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======
        --       --       --       --       --       --       --       --       311         270
        --       --       --       --       --       --       --       --       (75)        (67)
    ------   ------   ------   ------   ------   ------   ------   ------    ------      ------
        --       --       --       --       --       --       --       --       236         203
    ======   ======   ======   ======   ======   ======   ======   ======    ======      ======

--------------------------------------------------------------------------------



                                              JANUS ASPEN             JANUS ASPEN
                                                SERIES                  SERIES               MFS(R)
                                                MID CAP                WORLDWIDE           INVESTORS
                                               GROWTH--                GROWTH--          TRUST SERIES--
                                         INSTITUTIONAL SHARES    INSTITUTIONAL SHARES    INITIAL CLASS
                                         ---------------------   ---------------------   --------------
                                           2004        2003        2004        2003       2004    2003
                                         --------------------------------------------------------------
GROUP 1 POLICIES
Units issued...........................       --          --         613         816         --      --
Units redeemed.........................       --          --        (695)       (753)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         (82)         63         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 2 POLICIES
Units issued...........................       --          --       1,335       1,836         --      --
Units redeemed.........................       --          --      (1,022)     (1,003)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         313         833         --      --
                                          ======      ======      ======      ======     ======   =====
GROUP 3 POLICIES
Units issued...........................       21           2           5           3         --      --
Units redeemed.........................      (15)         --          (1)         (1)        (1)     --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............        6           2           4           2         (1)     --
                                          ======      ======      ======      ======     ======   =====
GROUP 4 POLICIES
Units issued...........................       --          --         177         126         --      --
Units redeemed.........................       --          --         (46)        (26)        --      --
                                          ------      ------      ------      ------     ------   -----
  Net increase (decrease)..............       --          --         131         100         --      --
                                          ======      ======      ======      ======     ======   =====

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


        MFS(R)          MFS(R)            MFS(R)            NEUBERGER                          T. ROWE PRICE
    NEW DISCOVERY      RESEARCH         UTILITIES          BERMAN AMT        T. ROWE PRICE     LIMITED-TERM
       SERIES--        SERIES--          SERIES--            MID-CAP         EQUITY INCOME         BOND
    INITIAL CLASS    INITIAL CLASS    INITIAL CLASS     GROWTH-- CLASS I       PORTFOLIO         PORTFOLIO
    --------------   -------------   ----------------   -----------------   ---------------   ---------------
    2004   2003(d)      2004(f)       2004    2003(a)    2004      2003      2004     2003     2004     2003
    ---------------------------------------------------------------------------------------------------------
     --       --           --            --       --        --        --       377      196       --       --
     --       --           --            --       --        --        --       (86)     (48)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       291      148       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
     --       --           --            --       --        --        --       411      432       --       --
     --       --           --            --       --        --        --      (148)    (120)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       263      312       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
      4        2           --             1       --         3         3        13       37       --       18
     --       --           --            --       --        --        --       (24)      (8)     (11)      (1)
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
      4        2           --             1       --         3         3       (11)      29      (11)      17
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======
     --       --           --            --       --        --        --       321      154       --       --
     --       --           --            --       --        --        --       (51)     (26)      --       --
    ----    ----         ----        ------   ------    ------    ------    ------   ------   ------   ------
     --       --           --            --       --        --        --       270      128       --       --
    ====    ====         ====        ======   ======    ======    ======    ======   ======   ======   ======

--------------------------------------------------------------------------------


                                                                      VAN KAMPEN           VAN KAMPEN            VAN KAMPEN
                                  VAN ECK                            UIF EMERGING         UIF EMERGING            UIF U.S.
                                 WORLDWIDE        VAN ECK              MARKETS               MARKETS                REAL
                                 ABSOLUTE        WORLDWIDE              DEBT--              EQUITY--              ESTATE--
                                  RETURN        HARD ASSETS            CLASS I               CLASS I              CLASS I
                                 ---------   ------------------   ------------------   -------------------   ------------------
                                  2004(G)      2004     2003(E)     2004     2003(B)     2004       2003       2004     2003(C)
                                 ----------------------------------------------------------------------------------------------
GROUP 1 POLICIES
Units issued...................       --          --        --         --        --        141        215         --        --
Units redeemed.................       --          --        --         --        --        (97)      (120)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         44         95         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 2 POLICIES
Units issued...................       --          --        --         --        --        122        221         --        --
Units redeemed.................       --          --        --         --        --        (90)       (86)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         32        135         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 3 POLICIES
Units issued...................       --           2        --         --         2          5         --          1        --
Units redeemed.................       --          --        --         --        --         --         --         --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --           2        --         --         2          5         --          1        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======
GROUP 4 POLICIES
Units issued...................       --          --        --         --        --         65         26         --        --
Units redeemed.................       --          --        --         --        --        (13)        (5)        --        --
                                  ------      ------    ------     ------    ------     ------     ------     ------    ------
  Net increase (decrease)......       --          --        --         --        --         52         21         --        --
                                  ======      ======    ======     ======    ======     ======     ======     ======    ======

Not all investment divisions are available under all policies.

(a) For Group 3 policies, represents the period January 17, 2003 (Commencement of Operations) through December 31, 2003.
(b) For Group 3 policies, represents the period June 2, 2003 (Commencement of Operations) through December 31, 2003.
(c) For Group 3 policies, represents the period June 30, 2003 (Commencement of Operations) through December 31, 2003.
(d) For Group 3 policies, represents the period September 2, 2003 (Commencement of Operations) through December 31, 2003.
(e) For Group 3 policies, represents the period November 4, 2003 (Commencement of Operations) through December 31, 2003.
(f) For Group 3 policies, represents the period February 13, 2004 (Commencement of Operations) through December 31, 2004.
(g) For Group 3 policies, represents the period April 8, 2004 (Commencement of Operations) through December 31, 2004.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2004, 2003, 2002, 2001, and 2000:


                                                                        MAINSTAY VP
                                                                    BOND--INITIAL CLASS
                                                       ----------------------------------------------
                                                        2004      2003      2002      2001      2000
                                                       ----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $13,637   $14,432   $13,958   $12,184   $8,626
Units Outstanding..................................        722       790       793       753      578
Variable Accumulation Unit Value...................    $ 18.88   $ 18.26   $ 17.59   $ 16.18   $14.91
Total Return.......................................       3.4%      3.8%      8.7%      8.5%     9.0%
Investment Income Ratio............................       3.4%      4.1%      4.6%      5.4%
GROUP 2 POLICIES(b)
Net Assets.........................................    $ 9,680   $ 8,491   $ 6,999   $ 3,868   $  597
Units Outstanding..................................        694       630       540       325       55
Variable Accumulation Unit Value...................    $ 13.96   $ 13.48   $ 12.96   $ 11.89   $10.94
Total Return.......................................       3.6%      4.0%      9.0%      8.7%     9.3%
Investment Income Ratio............................       3.8%      4.3%      5.7%      9.6%
GROUP 3 POLICIES
Net Assets.........................................    $   528   $   292   $    55   $     7   $   --
Units Outstanding..................................         44        25         5         1       --
Variable Accumulation Unit Value...................    $ 11.95   $ 11.48   $ 10.99   $ 10.04   $   --
Total Return.......................................       4.1%      4.5%      9.5%      0.4%       --
Investment Income Ratio............................       4.4%      5.2%      6.3%     53.8%
GROUP 4 POLICIES
Net Assets.........................................    $ 2,747   $ 1,614   $   552   $    --   $   --
Units Outstanding..................................        236       144        52        --       --
Variable Accumulation Unit Value...................    $ 11.66   $ 11.20   $ 10.72   $    --   $   --
Total Return.......................................       4.1%      4.5%      7.2%        --       --
Investment Income Ratio............................       4.4%      5.4%     16.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                        MAINSTAY VP                           MAINSTAY VP
            CAPITAL APPRECIATION--INITIAL CLASS             CASH MANAGEMENT
    ----------------------------------------------------   -----------------
      2004       2003       2002       2001       2000      2004      2003
    ------------------------------------------------------------------------
    $174,254   $171,100   $131,204   $185,293   $225,952   $15,071   $16,841
       8,889      9,027      8,730      8,468      7,873    10,726    12,004
    $  19.60   $  18.95   $  15.03   $  21.88   $  28.70   $  1.41   $  1.40
        3.4%      26.1%     (31.4%)    (23.8%)    (11.3%)     0.1%        --
        0.3%       0.2%       0.1%       0.1%                 0.8%      0.7%
    $ 53,193   $ 46,871   $ 30,458   $ 29,631   $ 15,454   $11,507   $13,640
       7,176      6,553      5,381      3,603      1,436    10,323    12,279
    $   7.41   $   7.15   $   5.66   $   8.22   $  10.76   $  1.11   $  1.11
        3.6%      26.4%     (31.2%)    (23.6%)    (11.2%)     0.3%      0.2%
        0.3%       0.2%       0.1%       0.1%                 0.8%      0.7%
    $    249   $    171   $     89   $     72   $     --   $ 2,255   $ 1,680
          26         19         13          7         --     2,166     1,627
    $   9.42   $   9.05   $   7.12   $  10.30   $     --   $  1.04   $  1.03
        4.2%      27.0%     (30.9%)      3.0%         --      0.8%      0.7%
        0.3%       0.3%       0.1%       0.3%                 0.8%      0.7%
    $  3,823   $  1,868   $    443   $     --   $     --   $ 4,412   $ 2,431
         362        184         55         --         --     4,317     2,399
    $  10.57   $  10.15   $   7.99   $     --   $     --   $  1.02   $  1.01
        4.2%      27.0%     (20.1%)        --         --      0.8%      0.7%
        0.3%       0.3%       0.3%         --                 0.9%      0.6%


             MAINSTAY VP
           CASH MANAGEMENT
     ---------------------------
      2002      2001      2000
     ---------------------------
     $25,473   $46,014   $40,729
      18,149    32,996    30,117
     $  1.40   $  1.39   $  1.35
        0.6%      3.0%      5.5%
        1.4%      3.7%
     $13,871   $12,365   $ 3,264
      12,508    11,244     3,067
     $  1.11   $  1.10   $  1.06
        0.8%      3.8%      5.0%
        1.3%      3.4%
     $ 3,050   $   523   $    --
       2,974       517        --
     $  1.03   $  1.01   $    --
        2.0%      1.0%        --
        1.2%      2.1%
     $ 1,472   $    --   $    --
       1,462        --        --
     $  1.01   $    --   $    --
        1.0%        --        --
        1.0%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                               COMMON STOCK--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $65,117   $60,036   $46,902   $60,962   $69,704
Units Outstanding..................................    2,413     2,450     2,402     2,348     2,211
Variable Accumulation Unit Value...................  $ 26.99   $ 24.50   $ 19.53   $ 25.96   $ 31.53
Total Return.......................................    10.1%     25.5%    (24.8%)   (17.7%)    (4.0%)
Investment Income Ratio............................     1.4%      1.1%      0.9%      0.7%

GROUP 2 POLICIES(b)
Net Assets.........................................  $30,884   $25,743   $17,351   $15,533   $ 7,403
Units Outstanding..................................    3,038     2,794     2,368     1,598       628
Variable Accumulation Unit Value...................  $ 10.16   $  9.21   $  7.33   $  9.72   $ 11.78
Total Return.......................................    10.3%     25.7%    (24.6%)   (17.5%)    (3.8%)
Investment Income Ratio............................     1.5%      1.2%      1.1%      1.0%

GROUP 3 POLICIES
Net Assets.........................................  $   342   $   181   $   135   $   178   $    --
Units Outstanding..................................       33        20        18        18        --
Variable Accumulation Unit Value...................  $ 10.25   $  9.24   $  7.31   $  9.65   $    --
Total Return.......................................    10.9%     26.4%    (24.2%)    (3.5%)       --
Investment Income Ratio............................     1.8%      1.5%      0.9%      1.8%

GROUP 4 POLICIES
Net Assets.........................................  $ 3,337   $ 1,665   $   429   $    --   $    --
Units Outstanding..................................      285       158        51        --        --
Variable Accumulation Unit Value...................  $ 11.72   $ 10.57   $  8.36   $    --   $    --
Total Return.......................................    10.9%     26.4%    (16.4%)       --        --
Investment Income Ratio............................     1.8%      1.5%      3.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                    MAINSTAY VP                                     MAINSTAY VP
             CONVERTIBLE--INITIAL CLASS                      GOVERNMENT--INITIAL CLASS
    --------------------------------------------   ---------------------------------------------
     2004      2003      2002     2001     2000     2004      2003      2002      2001     2000
    --------------------------------------------------------------------------------------------
    $11,056   $ 9,403   $7,003   $6,864   $4,815   $11,676   $12,095   $13,456   $8,224   $4,168
        597       535      484      434      295       662       704       792      528      284
    $ 18.52   $ 17.58   $14.48   $15.83   $16.30   $ 17.63   $ 17.18   $ 16.98   $15.57   $14.70
       5.4%     21.4%    (8.5%)   (2.9%)   (5.7%)     2.6%      1.2%      9.1%     5.9%    11.4%
       2.1%      2.5%     2.9%     4.1%               4.1%      4.3%      3.8%     5.5%

    $16,830   $14,680   $9,942   $7,252   $2,692   $ 5,839   $ 5,949   $ 5,589   $2,237   $  150
      1,293     1,191      981      656      237       431       451       429      188       13
    $ 13.02   $ 12.33   $10.14   $11.06   $11.36   $ 13.56   $ 13.19   $ 13.01   $11.91   $11.22
       5.6%     21.6%    (8.3%)   (2.6%)   (5.5%)     2.8%      1.4%      9.3%     6.1%    11.6%
       2.1%      2.5%     3.3%     5.2%               4.2%      4.3%      4.3%     8.7%

    $   259   $   209   $   94   $   52   $   --   $   165   $   120   $    90   $   --   $   --
         21        18       10        5       --        14        11         8       --       --
    $ 12.27   $ 11.57   $ 9.46   $10.28   $   --   $ 11.45   $ 11.08   $ 10.88   $   --   $   --
       6.1%     22.2%    (8.1%)    2.8%       --      3.3%      1.9%      8.8%       --       --
       2.2%      2.8%     3.6%    11.9%               4.6%      4.5%      4.4%       --

    $ 3,837   $ 1,791   $  336   $   --   $   --   $ 2,413   $ 1,656   $   631   $   --   $   --
        310       153       35       --       --       215       152        59       --       --
    $ 12.39   $ 11.67   $ 9.55   $   --   $   --   $ 11.24   $ 10.87   $ 10.67   $   --   $   --
       6.1%     22.2%    (4.5%)      --       --      3.3%      1.9%      6.7%       --       --
       2.5%      3.5%    10.0%       --               4.8%      5.9%     10.4%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                 MAINSTAY VP HIGH YIELD
                                                              CORPORATE BOND--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $53,870   $47,585   $30,983   $29,909   $26,361
Units Outstanding..................................    2,203     2,179     1,921     1,879     1,726
Variable Accumulation Unit Value...................  $ 24.45   $ 21.84   $ 16.13   $ 15.92   $ 15.28
Total Return.......................................    11.9%     35.4%      1.2%      4.2%     (6.5%)
Investment Income Ratio............................     7.6%      8.3%     10.7%     12.0%

GROUP 2 POLICIES(b)
Net Assets.........................................  $24,317   $18,335   $ 9,959   $ 5,199   $ 1,398
Units Outstanding..................................    1,554     1,314       969       514       144
Variable Accumulation Unit Value...................  $ 15.65   $ 13.95   $ 10.28   $ 10.12   $  9.70
Total Return.......................................    12.2%     35.7%      1.6%      4.3%     (6.4%)
Investment Income Ratio............................     7.6%      8.6%     12.7%     16.0%

GROUP 3 POLICIES
Net Assets.........................................  $   544   $   411   $   271   $   234   $    --
Units Outstanding..................................       34        29        26        23        --
Variable Accumulation Unit Value...................  $ 15.78   $ 14.00   $ 10.27   $ 10.06   $    --
Total Return.......................................    12.7%     36.4%      2.1%      0.6%        --
Investment Income Ratio............................     6.5%      7.6%     11.3%    101.5%

GROUP 4 POLICIES
Net Assets.........................................  $ 8,986   $ 3,601   $   851   $    --   $    --
Units Outstanding..................................      597       270        87        --        --
Variable Accumulation Unit Value...................  $ 15.06   $ 13.36   $  9.79   $    --   $    --
Total Return.......................................    12.7%     36.4%     (2.1%)       --        --
Investment Income Ratio............................     9.5%     11.0%     29.2%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                     MAINSTAY VP                                MAINSTAY VP
         INTERNATIONAL EQUITY--INITIAL CLASS            MID CAP CORE--INITIAL CLASS
    ---------------------------------------------   -----------------------------------
     2004      2003     2002     2001      2000      2004      2003     2002      2001
    -----------------------------------------------------------------------------------
    $13,646   $8,605   $5,894   $ 5,424   $ 6,250   $11,787   $7,136   $ 4,625   $4,832
        725      533      471       412       405       890      654       570      515
    $ 18.82   $16.15   $12.51   $ 13.18   $ 15.44   $ 13.25   $10.91   $  8.11   $ 9.38
      16.5%    29.1%    (5.1%)   (14.6%)   (18.6%)    21.4%    34.6%    (13.5%)   (6.2%)
       1.1%     2.0%     1.4%      1.3%                0.6%     0.5%      0.3%     0.3%

    $ 6,258   $3,310   $1,670   $ 1,038   $   650   $ 3,914   $1,640   $   653   $  160
        540      334      218       129        69       292      149        80       17
    $ 11.58   $ 9.92   $ 7.67   $  8.06   $  9.42   $ 13.43   $11.04   $  8.19   $ 9.45
      16.8%    29.4%    (4.7%)   (14.4%)   (18.5%)    21.6%    34.8%    (13.4%)   (5.5%)
       1.2%     2.3%     1.7%      1.5%                0.7%     0.6%      0.4%     1.0%

    $    --   $   --   $   --   $    --   $    --   $    --   $   --   $    --   $   --
         --       --       --        --        --        --       --        --       --
    $    --   $   --   $   --   $    --   $    --   $    --   $   --   $    --   $   --
         --       --       --        --        --        --       --        --       --
         --       --       --        --                  --       --        --       --

    $ 2,665   $  526   $   59   $    --   $    --   $ 2,594   $  566   $    73   $   --
        190       44        6        --        --       183       49         9       --
    $ 14.04   $11.96   $ 9.20   $    --   $    --   $ 14.21   $11.63   $  8.58   $   --
      17.3%    30.0%    (8.0%)       --        --     22.2%    35.5%    (14.2%)      --
       1.6%     3.4%     5.6%        --                0.8%     0.8%      1.1%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                   MAINSTAY VP                           MAINSTAY VP
                                          MID CAP GROWTH--INITIAL CLASS         MID CAP VALUE--INITIAL CLASS
                                       -----------------------------------   -----------------------------------
                                        2004      2003     2002      2001     2004      2003     2002      2001
                                       -------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $11,789   $7,461   $ 3,688   $4,730   $14,820   $9,718   $ 6,585   $5,620
Units Outstanding....................    1,041      802       570      518     1,185      907       787      570
Variable Accumulation Unit Value.....  $ 11.33   $ 9.30   $  6.47   $ 9.12   $ 12.51   $10.72   $  8.37   $ 9.86
Total Return.........................    21.8%    43.8%    (29.1%)   (8.8%)    16.7%    28.1%    (15.1%)   (1.4%)
Investment Income Ratio..............       --       --        --       --      1.0%     1.1%      1.1%     1.1%

GROUP 2 POLICIES(b)
Net Assets...........................  $ 6,775   $3,517   $ 1,074   $  344   $ 9,228   $5,632   $ 2,954   $  962
Units Outstanding....................      574      363       160       36       733      523       352       97
Variable Accumulation Unit Value.....  $ 11.81   $ 9.68   $  6.72   $ 9.46   $ 12.59   $10.76   $  8.39   $ 9.87
Total Return.........................    22.0%    44.1%    (28.9%)   (5.4%)    17.0%    28.3%    (15.0%)   (1.3%)
Investment Income Ratio..............       --       --        --       --      1.0%     1.2%      1.4%     3.0%

GROUP 3 POLICIES
Net Assets...........................  $    --   $   --   $    --   $   --   $    --   $   --   $    --   $   --
Units Outstanding....................       --       --        --       --        --       --        --       --
Variable Accumulation Unit Value.....  $    --   $   --   $    --   $   --   $    --   $   --   $    --   $   --
Total Return.........................       --       --        --       --        --       --        --       --
Investment Income Ratio..............       --       --        --       --        --       --        --       --

GROUP 4 POLICIES
Net Assets...........................  $ 4,691   $1,304   $   256   $   --   $ 4,862   $1,814   $   458   $   --
Units Outstanding....................      353      120        34       --       381      167        54       --
Variable Accumulation Unit Value.....  $ 13.31   $10.85   $  7.50   $   --   $ 12.75   $10.84   $  8.41   $   --
Total Return.........................    22.6%    44.8%    (25.0%)      --     17.5%    29.0%    (15.9%)      --
Investment Income Ratio..............       --       --        --       --      1.2%     1.5%      3.4%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                        MAINSTAY VP                                   MAINSTAY VP
               S&P 500 INDEX--INITIAL CLASS                 SMALL CAP GROWTH--INITIAL CLASS
    ---------------------------------------------------   -----------------------------------
      2004       2003      2002       2001       2000      2004      2003     2002      2001
    -----------------------------------------------------------------------------------------
    $146,432   $133,315   $99,916   $121,766   $120,772   $10,272   $8,132   $ 4,477   $5,104
       4,895      4,890     4,665      4,392      3,800       967      831       644      536
    $  29.91   $  27.26   $ 21.42   $  27.73   $  31.77   $ 10.63   $ 9.78   $  6.95   $ 9.51
        9.7%      27.3%    (22.8%)    (12.7%)     (9.9%)     8.6%    40.7%    (26.9%)   (4.9%)
        1.6%       1.4%      1.3%       1.1%                   --       --        --       --

    $ 69,081   $ 56,757   $35,382   $ 29,324   $ 14,201   $ 6,396   $4,170   $ 1,442   $  385
       7,035      6,355     5,053      3,241      1,373       585      415       202       40
    $   9.82   $   8.93   $  7.00   $   9.05   $  10.35   $ 10.93   $10.04   $  7.12   $ 9.73
        9.9%      27.6%    (22.6%)    (12.6%)     (9.8%)     8.9%    41.0%    (26.8%)   (2.7%)
        1.7%       1.5%      1.5%       1.4%                   --       --        --       --

    $    817   $    410   $     9   $     --   $     --   $    --   $   --   $    --   $   --
          74         41         1         --         --        --       --        --       --
    $  11.11   $  10.06   $  7.85   $     --   $     --   $    --   $   --   $    --   $   --
       10.5%      28.2%    (21.5%)        --         --        --       --        --       --
        1.6%       3.1%      3.1%         --                   --       --        --       --

    $ 18,720   $  6,886   $ 1,890   $     --   $     --   $ 3,819   $1,337   $   209   $   --
       1,547        629       221         --         --       301      115        26       --
    $  12.10   $  10.95   $  8.54   $     --   $     --   $ 12.67   $11.58   $  8.17   $   --
       10.5%      28.2%    (14.6%)        --         --      9.4%    41.7%    (18.3%)      --
        2.2%       2.0%      4.4%         --                   --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                       MAINSTAY VP
                                                               TOTAL RETURN--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $44,038   $42,609   $36,510   $43,693   $46,997
Units Outstanding..................................    2,129     2,175     2,215     2,197     2,095
Variable Accumulation Unit Value...................  $ 20.69   $ 19.59   $ 16.48   $ 19.89   $ 22.43
Total Return.......................................     5.6%     18.8%    (17.0%)   (11.3%)    (5.0%)
Investment Income Ratio............................     1.7%      1.9%      2.5%      2.6%

GROUP 2 POLICIES(b)
Net Assets.........................................  $13,594   $11,610   $ 8,019   $ 6,514   $ 2,178
Units Outstanding..................................    1,343     1,214       998       673       200
Variable Accumulation Unit Value...................  $ 10.12   $  9.57   $  8.03   $  9.68   $ 10.89
Total Return.......................................     5.8%     19.1%    (16.9%)   (11.1%)    (4.8%)
Investment Income Ratio............................     1.8%      2.1%      2.9%      4.0%

GROUP 3 POLICIES
Net Assets.........................................  $   101   $     3   $     1   $    --   $    --
Units Outstanding..................................        9        --        --        --        --
Variable Accumulation Unit Value...................  $ 10.88   $ 10.23   $  8.55   $    --   $    --
Total Return.......................................     6.4%     19.7%    (14.5%)       --        --
Investment Income Ratio............................     1.7%      2.2%      1.0%        --

GROUP 4 POLICIES
Net Assets.........................................  $ 1,898   $   914   $   362   $    --   $    --
Units Outstanding..................................      165        84        40        --        --
Variable Accumulation Unit Value...................  $ 11.53   $ 10.84   $  9.06   $    --   $    --
Total Return.......................................     6.4%     19.7%     (9.4%)       --        --
Investment Income Ratio............................     2.2%      2.5%     13.3%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                      MAINSTAY VP
                      MAINSTAY VP                                   AMERICAN CENTURY
                 VALUE--INITIAL CLASS                        INCOME & GROWTH--INITIAL CLASS
    -----------------------------------------------   --------------------------------------------
     2004      2003      2002      2001      2000      2004     2003     2002      2001     2000
    ----------------------------------------------------------------------------------------------
    $44,899   $40,618   $31,545   $37,813   $33,582   $1,780   $1,371   $   711   $  652   $   377
      2,054     2,053     2,017     1,895     1,678      183      157       104       76        40
    $ 21.86   $ 19.78   $ 15.64   $ 19.95   $ 20.01   $ 9.75   $ 8.72   $  6.82   $ 8.54   $  9.40
      10.5%     26.5%    (21.6%)    (0.3%)    12.1%    11.9%    27.8%    (20.1%)   (9.1%)    (6.0%)
       1.2%      1.6%      1.4%      1.5%               1.9%     1.9%      1.2%     1.0%

    $17,691   $14,265   $ 8,835   $ 5,849   $   870   $4,141   $3,183   $ 2,008   $1,716   $   761
      1,353     1,208       948       493        73      407      351       284      194        78
    $ 13.08   $ 11.81   $  9.32   $ 11.86   $ 11.87   $10.16   $ 9.07   $  7.08   $ 8.84   $  9.71
      10.7%     26.7%    (21.4%)    (0.1%)    12.3%    12.1%    28.1%    (19.9%)   (9.0%)   (11.2%)
       1.2%      1.7%      1.8%      2.7%               1.9%     1.6%      1.3%     1.2%

    $ 1,036   $   736   $   274   $   296   $    --   $   91   $  350   $     9   $   --   $    --
         92        73        35        29        --        8       33         1       --        --
    $ 11.25   $ 10.11   $  7.94   $ 10.05   $    --   $11.86   $10.52   $  8.18   $   --   $    --
      11.3%     27.4%    (21.0%)     0.5%        --    12.7%    28.7%    (18.2%)      --        --
       1.6%      1.8%      1.4%      8.1%               0.7%     1.8%      1.2%       --

    $ 3,975   $ 2,025   $   708   $    --   $    --   $  899   $  323   $    68   $   --   $    --
        346       196        87        --        --       72       29         8       --        --
    $ 11.48   $ 10.31   $  8.10   $    --   $    --   $12.55   $11.14   $  8.66   $   --   $    --
      11.3%     27.4%    (19.0%)       --        --    12.7%    28.7%    (13.4%)      --        --
       1.4%      2.1%      4.4%        --               2.4%     2.2%      3.7%       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                       MAINSTAY VP
                                                                  DREYFUS LARGE COMPANY
                                                                  VALUE--INITIAL CLASS
                                                       -------------------------------------------
                                                        2004     2003     2002      2001     2000
                                                       -------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $1,805   $1,238   $   725   $  691   $   72
Units Outstanding..................................       171      130        96       70        7
Variable Accumulation Unit Value...................    $10.57   $ 9.56   $  7.52   $ 9.82   $10.36
Total Return.......................................     10.6%    27.1%    (23.4%)   (5.2%)    3.6%
Investment Income Ratio............................      1.1%     0.9%      0.7%     1.2%

GROUP 2 POLICIES(b)
Net Assets.........................................    $5,346   $4,035   $ 2,364   $2,001   $  560
Units Outstanding..................................       474      396       296      192       51
Variable Accumulation Unit Value...................    $11.28   $10.18   $  8.00   $10.42   $10.96
Total Return.......................................     10.8%    27.3%    (23.2%)   (4.9%)    6.0%
Investment Income Ratio............................      1.1%     1.0%      0.7%     1.1%

GROUP 3 POLICIES
Net Assets.........................................    $  118   $   63   $    10   $   --   $   --
Units Outstanding..................................        10        6         1       --       --
Variable Accumulation Unit Value...................    $11.76   $10.56   $  8.26   $   --   $   --
Total Return.......................................     11.4%    27.9%    (17.4%)      --       --
Investment Income Ratio............................      1.0%     1.3%      0.7%       --

GROUP 4 POLICIES
Net Assets.........................................    $1,234   $  407   $    74   $   --   $   --
Units Outstanding..................................       104       38         9       --       --
Variable Accumulation Unit Value...................    $11.85   $10.64   $  8.31   $   --   $   --
Total Return.......................................     11.4%    27.9%    (16.9%)      --       --
Investment Income Ratio............................      1.4%     1.4%      1.8%       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                      MAINSTAY VP                          ALGER AMERICAN               ALGER AMERICAN
                EAGLE ASSET MANAGEMENT                   LEVERAGED ALL CAP--        SMALL CAPITALIZATION--
             GROWTH EQUITY--INITIAL CLASS                  CLASS O SHARES               CLASS O SHARES
    -----------------------------------------------   -------------------------   ---------------------------
     2004      2003      2002      2001      2000      2004     2003     2002      2004      2003      2002
    ---------------------------------------------------------------------------------------------------------
    $ 3,483   $ 3,207   $ 2,214   $ 2,750   $ 1,967   $   --   $   --   $    --   $16,480   $14,286   $ 8,883
        517       461       405       359       213       --       --        --     1,556     1,562     1,373
    $  6.74   $  6.95   $  5.47   $  7.67   $  9.25   $   --   $   --   $    --   $ 10.59   $  9.15   $  6.47
      (3.0%)    27.2%    (28.7%)   (17.1%)    (7.5%)      --       --        --     15.8%     41.4%    (26.7%)
       0.2%      0.2%      0.1%        --                 --       --        --        --        --        --

    $12,186   $12,283   $ 7,827   $ 7,326   $ 3,130   $   --   $   --   $    --   $12,816   $10,177   $ 6,027
      1,332     1,305     1,060       709       251       --       --        --     1,601     1,475     1,237
    $  9.15   $  9.41   $  7.39   $ 10.34   $ 12.45   $   --   $   --   $    --   $  8.00   $  6.90   $  4.87
      (2.8%)    27.4%    (28.6%)   (16.9%)   (10.4%)      --       --        --     16.0%     41.6%    (26.6%)
       0.2%      0.2%      0.1%        --                 --       --        --        --        --        --

    $   214   $   191   $    96   $    21   $    --   $   64   $   38   $     6   $ 1,311   $   894   $    51
         24        21        13         2        --        5        3         1       104        83         7
    $  9.08   $  9.30   $  7.26   $ 10.11   $    --   $12.90   $11.92   $  8.85   $ 12.62   $ 10.82   $  7.60
      (2.3%)    28.1%    (28.2%)     1.1%        --     8.2%    34.7%    (11.5%)    16.6%     42.3%    (26.2%)
       0.3%      0.2%      0.1%        --                 --       --        --        --        --        --

    $ 1,257   $   655   $   159   $    --   $    --   $   --   $   --   $    --   $ 1,704   $   430   $    66
        122        62        19        --        --       --       --        --       124        37         8
    $ 10.29   $ 10.54   $  8.23   $    --   $    --   $   --   $   --   $    --   $ 13.72   $ 11.77   $  8.27
      (2.3%)    28.1%    (17.7%)       --        --       --       --        --     16.6%     42.3%    (17.3%)
       0.3%      0.2%      0.2%        --                 --       --        --        --        --        --

      ALGER AMERICAN
     SMALL CAPITALIZATION--
      CLASS O SHARES
     -----------------
      2001      2000
    ---------------------------------------------------------------------------------------------------------
     $10,628   $12,193
       1,203       966
     $  8.83   $ 12.62
      (30.0%)   (27.7%)
          --
     $ 5,640   $ 3,724
         850       394
     $  6.64   $  9.46
      (29.8%)   (27.6%)
          --
     $    28   $    --
           3        --
     $ 10.31   $    --
        3.1%        --
          --
     $    --   $    --
          --        --
     $    --   $    --
          --        --
          --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                AMERICAN CENTURY VP       AMERICAN CENTURY VP
                                               INFLATION PROTECTION--       INTERNATIONAL--          AMERICAN CENTURY VP
                                                      CLASS II                  CLASS II               VALUE--CLASS II
                                               ----------------------   ------------------------   ------------------------
                                                        2004             2004     2003     2002     2004     2003     2002
                                               ----------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

GROUP 2 POLICIES(b)
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

GROUP 3 POLICIES
Net Assets...................................          $    1           $   53   $  208   $   --   $  973   $  189   $   --
Units Outstanding............................              --                4       17       --       67       15       --
Variable Accumulation Unit Value.............          $10.39           $13.74   $11.98   $ 9.63   $14.48   $12.68   $ 9.84
Total Return.................................            3.9%            14.8%    24.4%    (3.7%)   14.2%    28.8%    (1.6%)
Investment Income Ratio......................            4.6%             3.0%       --       --     0.4%       --       --

GROUP 4 POLICIES
Net Assets...................................          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Units Outstanding............................              --               --       --       --       --       --       --
Variable Accumulation Unit Value.............          $   --           $   --   $   --   $   --   $   --   $   --   $   --
Total Return.................................              --               --       --       --       --       --       --
Investment Income Ratio......................              --               --       --       --       --       --       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                                         DREYFUS VIF
                                                              DREYFUS IP                 DEVELOPING
                      CALVERT                            TECHNOLOGY GROWTH--              LEADERS--
                  SOCIAL BALANCED                           INITIAL SHARES             INITIAL SHARES
    -------------------------------------------   ----------------------------------   ---------------
     2004     2003     2002      2001     2000     2004     2003     2002      2001     2004     2003
    --------------------------------------------------------------------------------------------------
    $1,518   $1,377   $ 1,178   $1,275   $1,248   $3,086   $1,633   $   320   $  279   $   --   $   --
       101       98        99       94       85      351      185        54       29       --       --
    $15.09   $14.04   $ 11.85   $13.58   $14.70   $ 8.79   $ 8.81   $  5.88   $ 9.77   $   --   $   --
      7.5%    18.5%    (12.7%)   (7.6%)   (3.8%)   (0.2%)   49.9%    (39.8%)   (2.3%)      --       --
      1.7%     1.9%      2.9%     3.9%                --       --        --       --       --       --

    $1,962   $1,712   $ 1,379   $  914   $  400   $2,429   $1,884   $   550   $  191   $   --   $   --
       183      172       165       95       39      266      206        91       19       --       --
    $10.70   $ 9.93   $  8.36   $ 9.57   $10.33   $ 9.13   $ 9.13   $  6.08   $10.08   $   --   $   --
      7.7%    18.7%    (12.6%)   (7.4%)   (3.6%)    0.0%    50.2%    (39.7%)    0.8%       --       --
      1.8%     2.0%      3.4%     5.8%                --       --        --       --       --       --

    $   --   $   --   $    --   $   --   $   --   $   75   $   53   $    24   $    5   $  279   $  135
        --       --        --       --       --        6        5         3       --       20       11
    $   --   $   --   $    --   $   --   $   --   $11.56   $11.51   $  7.63   $12.59   $14.20   $12.75
        --       --        --       --       --     0.5%    51.0%    (39.4%)   25.9%    11.3%    27.5%
        --       --        --       --                --       --        --       --     0.2%       --

    $  451   $  185   $    59   $   --   $   --   $1,641   $  637   $    68   $   --   $   --   $   --
        37       17         6       --       --      141       55         9       --       --       --
    $12.03   $11.11   $  9.31   $   --   $   --   $11.64   $11.59   $  7.68   $   --   $   --   $   --
      8.3%    19.3%     (6.9%)      --       --     0.5%    51.0%    (23.2%)      --       --       --
      2.4%     2.6%     16.8%       --                --       --        --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                                     FIDELITY(R) VIP
                                                              CONTRAFUND(R)--INITIAL CLASS
                                                     -----------------------------------------------
                                                      2004      2003      2002      2001      2000
                                                     -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................  $71,268   $59,024   $43,637   $44,376   $43,916
Units Outstanding..................................    3,282     3,117     2,940     2,691     2,321
Variable Accumulation Unit Value...................  $ 21.71   $ 18.94   $ 14.84   $ 16.49   $ 18.92
Total Return.......................................    14.7%     27.6%    (10.0%)   (12.8%)    (7.3%)
Investment Income Ratio............................     0.3%      0.4%      0.8%      0.8%

GROUP 2 POLICIES(b)
Net Assets.........................................  $40,911   $30,734   $19,700   $15,235   $ 7,568
Units Outstanding..................................    3,214     2,774     2,273     1,586       688
Variable Accumulation Unit Value...................  $ 12.73   $ 11.08   $  8.67   $  9.61   $ 11.00
Total Return.......................................    14.9%     27.8%     (9.8%)   (12.6%)    (7.1%)
Investment Income Ratio............................     0.3%      0.4%      0.7%      0.5%

GROUP 3 POLICIES
Net Assets.........................................  $ 1,376   $   641   $   177   $   168   $    --
Units Outstanding..................................      104        56        20        17        --
Variable Accumulation Unit Value...................  $ 13.26   $ 11.48   $  8.94   $  9.86   $    --
Total Return.......................................    15.5%     28.5%     (9.3%)    (1.4%)       --
Investment Income Ratio............................     0.3%      0.4%      0.8%        --

GROUP 4 POLICIES
Net Assets.........................................  $ 6,747   $ 2,500   $   523   $    --   $    --
Units Outstanding..................................      509       218        59        --        --
Variable Accumulation Unit Value...................  $ 13.25   $ 11.47   $  8.93   $    --   $    --
Total Return.......................................    15.5%     28.5%    (10.7%)       --        --
Investment Income Ratio............................     0.2%      0.2%        --        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------



                     FIDELITY(R) VIP                             FIDELITY(R) VIP                      FIDELITY(R) VIP
              EQUITY-INCOME--INITIAL CLASS                    GROWTH--INITIAL CLASS               INDEX 500--INITIAL CLASS
     -----------------------------------------------   -----------------------------------   ----------------------------------
      2004      2003      2002      2001      2000      2004      2003     2002      2001     2004     2003     2002      2001
     --------------------------------------------------------------------------------------------------------------------------
     $27,122   $22,122   $16,081   $17,855   $15,911   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       1,461     1,320     1,241     1,137       956        --       --        --       --       --       --        --       --
     $ 18.57   $ 16.76   $ 12.95   $ 15.71   $ 16.64   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       10.8%     29.4%    (17.7%)    (5.6%)     7.6%        --       --        --       --       --       --        --       --
        1.4%      1.7%      1.7%      1.5%                  --       --        --       --       --       --        --       --

     $16,306   $12,853   $ 7,626   $ 5,786   $ 2,272   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       1,270     1,111       855       536       199        --       --        --       --       --       --        --       --
     $ 12.84   $ 11.57   $  8.92   $ 10.79   $ 11.41   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       11.0%     29.7%    (17.3%)    (5.4%)     7.8%        --       --        --       --       --       --        --       --
        1.4%      1.6%      1.4%      1.1%                  --       --        --       --       --       --        --       --

     $   401   $   732   $    47   $     1   $    --   $   316   $  258   $   101   $  150   $  906   $  613   $    87   $  102
          32        66         6        --        --        34       28        15       15       84       63        11       10
     $ 12.46   $ 11.17   $  8.57   $ 10.32   $    --   $  9.36   $ 9.05   $  6.82   $ 9.75   $10.78   $ 9.74   $  7.59   $ 9.76
       11.5%     30.3%    (17.1%)     3.2%        --      3.4%    32.8%    (30.1%)   (2.5%)   10.6%    28.4%    (22.2%)   (2.4%)
        2.8%      0.3%      0.5%        --                0.2%     0.2%      0.3%       --     1.7%     0.7%      1.3%       --

     $ 4,697   $ 1,449   $   334   $    --   $    --   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
         380       131        39        --        --        --       --        --       --       --       --        --       --
     $ 12.36   $ 11.09   $  8.51   $    --   $    --   $    --   $   --   $    --   $   --   $   --   $   --   $    --   $   --
       11.5%     30.3%    (14.9%)       --        --        --       --        --       --       --       --        --       --
        0.9%      0.9%        --        --                  --       --        --       --       --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------

                                        FIDELITY(R) VIP                        FIDELITY(R) VIP
                                        INVESTMENT GRADE                          MID CAP--
                                      BOND--INITIAL CLASS                       INITIAL CLASS
                                 ------------------------------   -----------------------------------------
                                   2004       2003       2002       2004       2003       2002       2001
                                 --------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --


GROUP 2 POLICIES(b)
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --


GROUP 3 POLICIES
Net Assets.....................   $   28     $   89     $   51     $1,800     $  632     $  393     $  344
Units Outstanding..............        3          8          5        112         49         42         33
Variable Accumulation Unit
  Value........................   $11.18     $10.70     $10.17     $16.10     $12.89     $ 9.30     $10.31
Total Return...................     4.5%       5.2%       1.7%      24.9%      38.6%      (9.8%)      3.1%
Investment Income Ratio........    10.1%       4.1%         --         --       0.4%       0.8%         --


GROUP 4 POLICIES
Net Assets.....................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Units Outstanding..............       --         --         --         --         --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --     $   --     $   --     $   --     $   --     $   --
Total Return...................       --         --         --         --         --         --         --
Investment Income Ratio........       --         --         --         --         --         --         --

                                        FIDELITY(R) VIP
                                           OVERSEAS--
                                         INITIAL CLASS
                                 ------------------------------
                                   2004       2003       2002
                                 ------------------------------
GROUP 1 POLICIES(a)
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

GROUP 2 POLICIES(b)
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

GROUP 3 POLICIES
Net Assets.....................   $  525     $  509    $     1
Units Outstanding..............       41         45         --
Variable Accumulation Unit
  Value........................   $12.83     $11.29    $  7.88
Total Return...................    13.6%      43.4%     (21.2%)
Investment Income Ratio........     0.9%       0.1%         --

GROUP 4 POLICIES
Net Assets.....................   $   --     $   --    $    --
Units Outstanding..............       --         --         --
Variable Accumulation Unit
  Value........................   $   --     $   --    $    --
Total Return...................       --         --         --
Investment Income Ratio........       --         --         --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------


                                                                JANUS ASPEN SERIES
              JANUS ASPEN SERIES BALANCED--                      MID CAP GROWTH--
                  INSTITUTIONAL SHARES                         INSTITUTIONAL SHARES
     -----------------------------------------------   -------------------------------------
      2004      2003      2002      2001      2000      2004      2003       2002      2001
     ---------------------------------------------------------------------------------------
     $43,708   $43,234   $36,821   $35,709   $31,845   $    --   $    --   $     --   $   --
       2,031     2,165     2,089     1,882     1,589        --        --         --       --
     $ 21.52   $ 19.97   $ 17.63   $ 18.98   $ 20.04   $    --   $    --   $     --   $   --
        7.8%     13.3%     (7.1%)    (5.3%)    (3.0%)       --        --         --       --
        2.3%      2.3%      2.5%      2.7%                  --        --         --       --

     $54,629   $47,916   $36,285   $26,919   $12,464   $    --   $    --   $     --   $   --
       4,488     4,251     3,653     2,523     1,108        --        --         --       --
     $ 12.17   $ 11.27   $  9.93   $ 10.67   $ 11.25   $    --   $    --   $     --   $   --
        8.0%     13.5%     (6.9%)    (5.2%)    (2.8%)       --        --         --       --
        2.3%      2.3%      2.7%      3.1%                  --        --         --       --

     $   335   $   246   $   110   $    86   $    --   $   114   $    27   $      2   $    1
          29        23        12         9        --         9         3         --       --
     $ 11.63   $ 10.72   $  9.40   $ 10.04   $    --   $ 12.57   $ 10.41   $   7.70   $10.69
        8.5%     14.0%     (6.3%)     0.4%        --     20.7%     35.1%     (27.9%)    6.9%
        2.3%      2.5%      2.4%      4.2%                  --        --         --       --

     $ 6,487   $ 3,422   $ 1,084   $    --   $    --   $    --   $    --   $     --   $   --
         553       317       114        --        --        --        --         --       --
     $ 11.72   $ 10.80   $  9.47   $    --   $    --   $    --   $    --   $     --   $   --
        8.5%     14.0%     (5.3%)       --        --        --        --         --       --
        2.7%      2.6%      4.4%        --                  --        --         --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                     JANUS ASPEN SERIES
                                                                     WORLDWIDE GROWTH--
                                                                    INSTITUTIONAL SHARES
                                                       -----------------------------------------------
                                                        2004      2003      2002      2001      2000
                                                       -----------------------------------------------
GROUP 1 POLICIES(a)
Net Assets.........................................    $52,683   $51,897   $41,366   $52,870   $60,953
Units Outstanding..................................      3,304     3,386     3,323     3,142     2,790
Variable Accumulation Unit Value...................    $ 15.95   $ 15.33   $ 12.45   $ 16.82   $ 21.84
Total Return.......................................       4.0%     23.1%    (25.9%)   (23.0%)   (16.3%)
Investment Income Ratio............................       1.0%      1.1%      0.9%      0.5%

GROUP 2 POLICIES(b)
Net Assets.........................................    $45,284   $40,827   $27,454   $25,080   $14,062
Units Outstanding..................................      5,200     4,887     4,055     2,746     1,188
Variable Accumulation Unit Value...................    $  8.71   $  8.35   $  6.77   $  9.13   $ 11.84
Total Return.......................................       4.3%     23.4%    (25.7%)   (22.9%)   (16.1%)
Investment Income Ratio............................       1.0%      1.1%      1.0%      0.6%

GROUP 3 POLICIES
Net Assets.........................................    $   241   $   185   $   136   $   104   $    --
Units Outstanding..................................         24        20        18        10        --
Variable Accumulation Unit Value...................    $  9.91   $  9.46   $  7.63   $ 10.24   $    --
Total Return.......................................       4.8%     24.0%    (25.4%)     2.4%        --
Investment Income Ratio............................       1.0%      1.0%      1.1%      1.0%

GROUP 4 POLICIES
Net Assets.........................................    $ 2,999   $ 1,530   $   418   $    --   $    --
Units Outstanding..................................        282       151        51        --        --
Variable Accumulation Unit Value...................    $ 10.63   $ 10.15   $  8.19   $    --   $    --
Total Return.......................................       4.8%     24.0%    (18.1%)       --        --
Investment Income Ratio............................       1.2%      1.1%      1.8%        --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

                                           MFS(R) NEW         MFS(R)           MFS(R)
                                            DISCOVERY        RESEARCH         UTILITIES
             MFS(R) INVESTORS               SERIES--         SERIES--         SERIES--
       TRUST SERIES--INITIAL CLASS        INITIAL CLASS    INITIAL CLASS    INITIAL CLASS
    ----------------------------------   ---------------   -------------   ---------------
     2004     2003     2002      2001     2004     2003        2004         2004     2003
    --------------------------------------------------------------------------------------
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --

    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --

    $   58   $   54   $    46   $   61   $   62   $   22      $   --       $   19   $    5
         5        6         6        6        6        2          --            1       --
    $10.72   $ 9.63   $  7.88   $ 9.97   $11.22   $10.54      $11.70       $16.76   $12.87
     11.4%    22.1%    (21.0%)   (0.3%)    6.5%     5.4%       17.0%        30.2%    28.7%
      0.6%     0.7%      0.5%       --       --       --          --         0.8%     2.2%

    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
    $   --   $   --   $    --   $   --   $   --   $   --      $   --       $   --   $   --
        --       --        --       --       --       --          --           --       --
        --       --        --       --       --       --          --           --       --


            NEUBERGER BERMAN AMT
          MID-CAP GROWTH--CLASS I
     ----------------------------------
      2004     2003     2002      2001
    --------------------------------------------------------------------------------------   ----------------------------------
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --
     $   83   $   39   $    10   $    4
          7        4         1       --
     $12.12   $10.42   $  8.14   $11.52
      16.3%    28.1%    (29.3%)   15.2%
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
     $   --   $   --   $    --   $   --
         --       --        --       --
         --       --        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------


                                                                                            T. ROWE PRICE
                                                                                             LIMITED-TERM
                                                       T. ROWE PRICE                             BOND
                                                  EQUITY INCOME PORTFOLIO                     PORTFOLIO
                                       ---------------------------------------------   ------------------------
                                        2004      2003      2002      2001     2000     2004     2003     2002
                                       ------------------------------------------------------------------------
GROUP 1 POLICIES(a)
Net Assets...........................  $10,984   $ 6,156   $ 3,525   $2,013   $   51   $   --   $   --   $   --
Units Outstanding....................      807       516       368      182        5       --       --       --
Variable Accumulation Unit Value.....  $ 13.61   $ 11.92   $  9.57   $11.09   $11.01   $   --   $   --   $   --
Total Return.........................    14.1%     24.6%    (13.7%)    0.7%    10.1%       --       --       --
Investment Income Ratio..............     1.7%      1.8%      1.8%     1.8%                --       --       --

GROUP 2 POLICIES(b)
Net Assets...........................  $17,806   $12,402   $ 6,921   $3,893   $  713   $   --   $   --   $   --
Units Outstanding....................    1,292     1,029       717      349       64       --       --       --
Variable Accumulation Unit Value.....  $ 13.78   $ 12.05   $  9.65   $11.16   $11.06   $   --   $   --   $   --
Total Return.........................    14.3%     24.9%    (13.5%)    0.9%    12.5%       --       --       --
Investment Income Ratio..............     1.6%      1.8%      1.8%     1.7%                --       --       --

GROUP 3 POLICIES
Net Assets...........................  $   626   $   662   $   276   $  207   $   --   $  162   $  269   $   86
Units Outstanding....................       50        61        32       21       --       15       26        8
Variable Accumulation Unit Value.....  $ 12.47   $ 10.85   $  8.65   $ 9.96   $   --   $10.64   $10.52   $10.09
Total Return.........................    14.9%     25.5%    (13.3%)   (0.4%)      --     1.1%     4.3%     0.9%
Investment Income Ratio..............     1.6%      1.8%      1.8%     3.3%              3.4%     3.5%     4.3%

GROUP 4 POLICIES
Net Assets...........................  $ 5,421   $ 1,764   $   298   $   --   $   --   $   --   $   --   $   --
Units Outstanding....................      432       162        34       --       --       --       --       --
Variable Accumulation Unit Value.....  $ 12.55   $ 10.92   $  8.70   $   --   $   --   $   --   $   --   $   --
Total Return.........................    14.9%     25.5%    (13.0%)      --       --       --       --       --
Investment Income Ratio..............     1.8%      1.9%      2.7%       --                --       --       --

Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I

--------------------------------------------------------------------------------

     VAN ECK                              VAN KAMPEN
    WORLDWIDE         VAN ECK            UIF EMERGING                            VAN KAMPEN
    ABSOLUTE         WORLDWIDE          MARKETS DEBT--                              UIF
     RETURN         HARD ASSETS             CLASS I                   EMERGING MARKETS EQUITY--CLASS I
    ---------   -------------------   -------------------   ----------------------------------------------------
      2004        2004       2003       2004       2003       2004       2003       2002       2001       2000
    ------------------------------------------------------------------------------------------------------------
     $   --      $   --     $   --     $   --     $   --    $12,536     $9,762    $ 5,859     $6,070    $ 5,669
         --          --         --         --         --        932        888        792        742        644
     $   --      $   --     $   --     $   --     $   --    $ 13.45     $11.00    $  7.40     $ 8.18    $  8.81
         --          --         --         --         --      22.3%      48.6%      (9.5%)     (7.2%)    (39.6%)
         --          --         --         --         --       0.7%         --         --         --

     $   --      $   --     $   --     $   --     $   --    $ 8,674     $6,724    $ 3,494     $2,877    $ 1,451
         --          --         --         --         --        627        595        461        344        161
     $   --      $   --     $   --     $   --     $   --    $ 13.83     $11.29    $  7.58     $ 8.36    $  8.99
         --          --         --         --         --      22.5%      48.9%      (9.4%)     (7.0%)    (39.5%)
         --          --         --         --         --       0.7%         --         --         --

     $   --      $   30     $    4     $   24     $   20    $    75     $    2    $     1     $   --    $    --
         --           2         --          2          2          5         --         --         --         --
     $ 9.87      $14.11     $11.38     $12.05     $10.94    $ 14.88     $12.09    $  8.07     $   --    $    --
      (1.3%)      24.0%      13.8%      10.1%       9.4%      23.1%      49.7%     (19.3%)        --         --
         --        1.8%         --       6.8%         --       0.4%         --         --         --

     $   --      $   --     $   --     $   --     $   --    $ 1,257     $  371    $    74     $   --    $    --
         --          --         --         --         --         82         30          9         --         --
     $   --      $   --     $   --     $   --     $   --    $ 15.29     $12.42    $  8.30     $   --    $    --
         --          --         --         --         --      23.1%      49.7%     (17.0%)        --         --
         --          --         --         --         --       0.6%         --         --         --

         VAN KAMPEN
          UIF U.S.
        REAL ESTATE--
           CLASS I
     -------------------
       2004       2003
     -------------------
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --
      $   17     $    4
           1         --
      $16.37     $12.00
       36.4%      20.0%
        1.3%         --
      $   --     $   --
          --         --
      $   --     $   --
          --         --
          --         --

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Bond--Initial Class, MainStay VP Capital Appreciation--Initial Class, MainStay VP Cash Management, MainStay VP Common Stock--Initial Class (formerly MainStay VP Growth Equity), MainStay VP Convertible--Initial Class, MainStay VP Government--Initial Class, MainStay VP High Yield Corporate Bond--Initial Class, MainStay VP International Equity--Initial Class, MainStay VP Mid Cap Core--Initial Class, MainStay VP Mid Cap Growth--Initial Class, MainStay VP Mid Cap Value--Initial Class (formerly MainStay VP Equity Income), MainStay VP S&P 500 Index--Initial Class (formerly MainStay VP Indexed Equity), MainStay VP Small Cap Growth--Initial Class, MainStay VP Total Return--Initial Class, MainStay VP Value--Initial Class, MainStay VP American Century Income & Growth--Initial Class, MainStay VP Dreyfus Large Company Value--Initial Class, MainStay VP Eagle Asset Management Growth Equity--Initial Class, Alger American Leveraged All Cap-- Class O Shares, Alger American Small Capitalization--Class O Shares, American Century VP Inflation Protection--Class II, American Century VP International--Class II, American Century VP Value--Class II, Calvert Social Balanced, Dreyfus IP Technology Growth--Initial Shares, Dreyfus VIF Developing Leaders--Initial Shares (formerly known as Dreyfus VIF Small Cap), Fidelity(R) VIP Contrafund(R)--Initial Class, Fidelity(R) VIP Equity-Income--Initial Class, Fidelity(R) VIP Growth--Initial Class, Fidelity(R) VIP Index 500--Initial Class, Fidelity(R) VIP Investment Grade Bond--Initial Class, Fidelity(R) VIP Mid Cap--Initial Class, Fidelity(R) VIP Overseas--Initial Class, Janus Aspen Series Balanced--Institutional Shares, Janus Aspen Series Mid Cap Growth--Institutional Shares (formerly known as Janus Aspen Series Aggressive Growth), Janus Aspen Series Worldwide Growth--Institutional Shares, MFS(R) Investors Trust Series--Initial Class, MFS(R) New Discovery Series--Initial Class, MFS(R) Research Series--Initial Class, MFS(R) Utilities Series--Initial Class, Neuberger Berman AMT Mid-Cap Growth--Class I, T. Rowe Price Equity Income Portfolio, T. Rowe Price Limited-Term Bond Portfolio, Van Eck Worldwide Absolute Return, Van Eck Worldwide Hard Assets, Van Kampen UIF Emerging Markets Debt--Class I, Van Kampen UIF Emerging Markets Equity--Class I, and Van Kampen UIF U.S. Real Estate--Class I Investment Divisions (constituting the NYLIAC Variable Universal Life Separate Account-I) at December 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of Public Company Accounting Oversight Board (United States). Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining , on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2004 by correspondence with the funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, New York
February 18, 2005

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                                 BALANCE SHEET

                                                                 DECEMBER 31,
                                                              ------------------
                                                               2004       2003
                                                              -------    -------
                                                                (IN MILLIONS)
ASSETS
Fixed maturities, at fair value
  Available for sale                                          $34,527    $29,401
  Trading securities                                               26         66
Equity securities, at fair value
  Available for sale                                               40         47
  Trading securities                                               79         22
Mortgage loans                                                  3,090      2,665
Policy loans                                                      570        563
Other long-term investments                                       667        280
                                                              -------    -------
     Total investments                                         38,999     33,044

Cash and cash equivalents                                         680        761
Deferred policy acquisition costs                               2,437      2,180
Interest in annuity contracts                                   3,712      3,306
Amounts recoverable from reinsurer                              5,935        788
Other assets                                                    1,351        484
Separate account assets                                        12,704     11,589
                                                              -------    -------
     Total assets                                             $65,818    $52,152
                                                              =======    =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances                               $34,715    $29,366
Future policy benefits                                          1,360      1,027
Policy claims                                                     151        107
Obligations under structured settlement agreements              3,712      3,306
Amounts payable to reinsurer                                    4,553         16
Other liabilities                                               4,000      2,578
Separate account liabilities                                   12,704     11,500
                                                              -------    -------
     Total liabilities                                         61,195     47,900
                                                              -------    -------

STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000
  20,000 shares authorized, 2,500 issued and outstanding)          25         25
Additional paid in capital                                      1,410      1,410
Accumulated other comprehensive income                            653        590
Retained earnings                                               2,535      2,227
                                                              -------    -------
     Total stockholder's equity                                 4,623      4,252
                                                              -------    -------
     Total liabilities and stockholder's equity               $65,818    $52,152
                                                              =======    =======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                               2004     2003     2002
                                                              ------   ------   ------
                                                                   (IN MILLIONS)
REVENUES
  Premiums                                                    $   29   $    3   $  144
  Fees-universal life and annuity policies                       669      603      546
  Net investment income                                        2,006    1,801    1,647
  Net investment gains/(losses)                                   31       (3)     (49)
  Other income                                                    30       31       19
                                                              ------   ------   ------
     Total revenues                                            2,765    2,435    2,307
                                                              ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances         1,376    1,257    1,212
  Policyholder benefits                                          169      139      305
  Operating expenses                                             762      664      625
                                                              ------   ------   ------
     Total expenses                                            2,307    2,060    2,142
                                                              ------   ------   ------
Income before income taxes                                       458      375      165
Income tax expense/(benefit)                                     150      116       (1)
                                                              ------   ------   ------
NET INCOME                                                    $  308   $  259   $  166
                                                              ======   ======   ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                       STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
                                 (IN MILLIONS)

                                                                                    ACCUMULATED
                                                         ADDITIONAL                    OTHER            TOTAL
                                              CAPITAL     PAID IN      RETAINED    COMPREHENSIVE    STOCKHOLDER'S
                                               STOCK      CAPITAL      EARNINGS    INCOME (LOSS)       EQUITY
                                              -------    ----------    --------    -------------    -------------
BALANCE AT JANUARY 1, 2002                      $25        $  780       $1,836         $104            $2,745
                                                                                                       ------
Comprehensive income:
  Net income                                                               166                            166
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     350               350
                                                                                                       ------
  Other comprehensive income                                                                              350
                                                                                                       ------
Total comprehensive income                                                                                516
  Capital contribution                                        130                                         130
  Transfer of Taiwan branch net assets to an
     affiliated company (See Note 12 --
     Related Party Transactions)                                           (34)          (3)              (37)
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2002                     25           910        1,968          451             3,354
                                                                                                       ------
Comprehensive income:
  Net income                                                               259                            259
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                     139               139
                                                                                                       ------
  Other comprehensive income                                                                              139
                                                                                                       ------
Total comprehensive income                                                                                398
  Capital contribution                                        500                                         500
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2003                     25         1,410        2,227          590             4,252
                                                                                                       ------
Comprehensive income:
  Net income                                                               308                            308
                                                                                                       ------
     Unrealized investment gains, net of
       related offsets, reclassification
       adjustments and income taxes                                                      63                63
                                                                                                       ------
  Other comprehensive income                                                                               63
                                                                                                       ------
Total comprehensive income                                                                                371
                                                ---        ------       ------         ----            ------
BALANCE AT DECEMBER 31, 2004                    $25        $1,410       $2,535         $653            $4,623
                                                ===        ======       ======         ====            ======

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------
                                                                2004        2003        2002
                                                              --------    --------    --------
                                                                       (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                  $    308    $    259    $    166
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Depreciation and amortization                                   43          35           1
    Net capitalization of deferred policy acquisition costs       (318)       (336)       (373)
    Annuity and universal life fees                               (338)       (296)       (257)
    Interest credited to policyholders' account balances         1,358       1,245       1,221
    Net investment (gains) losses                                  (31)          3          49
    Deferred income taxes                                           63          17          (1)
    (Increase) decrease in:
      Net separate account assets and liabilities                    3          19          --
      Other assets and other liabilities                             4        (245)        111
      Reinsurance recoverables and payables                        (61)          7          (9)
      Trading securities                                            36          89          29
    Increase (decrease) in:
      Policy claims                                                 44           4          (4)
      Future policy benefits                                        19         (23)        170
                                                              --------    --------    --------
         NET CASH PROVIDED BY OPERATING ACTIVITIES               1,130         778       1,103
                                                              --------    --------    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
    Sale of available for sale fixed maturities                 21,439      22,559      24,951
    Maturity of available for sale fixed maturities                567         418       1,090
    Sale of equity securities                                       25          39          38
    Repayment of mortgage loans                                    480         776         466
    Sale of other investments                                       34         520         206
  Cost of:
    Available for sale fixed maturities acquired               (26,796)    (27,666)    (30,915)
    Equity securities acquired                                     (17)        (19)        (66)
    Mortgage loans acquired                                       (852)     (1,052)       (791)
    Other investments acquired                                    (443)        (70)        (21)
  Policy loans (net)                                                (8)         14         (27)
                                                              --------    --------    --------
         NET CASH USED IN INVESTING ACTIVITIES                  (5,571)     (4,481)     (5,069)
                                                              --------    --------    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits                                                     6,235       5,094       5,351
    Withdrawals                                                 (2,147)     (1,715)     (1,501)
    Net transfers to the separate accounts                        (458)       (258)       (585)
  (Decrease) increase in loaned securities                        (369)        125         747
  Securities sold under agreements to repurchase (net)             866        (644)        514
  Transfer of Taiwan branch cash to an affiliated company           --          --        (116)
  Net proceeds from affiliated credit agreements                   233          --          --
  Capital contribution received from parent                         --         500         130
                                                              --------    --------    --------
         NET CASH PROVIDED BY FINANCING ACTIVITIES               4,360       3,102       4,540
                                                              --------    --------    --------
  Effect of exchange rate changes on cash and cash
    equivalents                                                     --          --          (2)
                                                              --------    --------    --------
Net increase (decrease) in cash and cash equivalents               (81)       (601)        572
                                                              --------    --------    --------
Cash and cash equivalents, beginning of year                       761       1,362         790
                                                              --------    --------    --------
CASH AND CASH EQUIVALENTS, END OF YEAR                        $    680    $    761    $  1,362
                                                              ========    ========    ========

                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                         NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 2004, 2003 AND 2002

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"), domiciled in the State of Delaware. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through its agency force with certain products also marketed through independent brokers and brokerage general agents. Prior to July 1, 2002, the Company also had marketed individual life insurance through its branch office and agency force in Taiwan. On July 1, 2002, the branch office was transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

BASIS OF PRESENTATION

     The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable fair value, the Company has determined an estimated fair value using either a discounted cash flow approach, broker-dealer quotations or management's pricing model. Unrealized gains and losses on available-for-sale securities are reported in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from fixed maturities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     Changes in future anticipated cash flows on mortgage and asset-backed securities from the original purchase assumptions are accounted for using the retrospective yield adjustment method.

     Equity securities are carried at fair value. The estimated fair value of equity securities has been determined using quoted market prices for publicly traded securities and management's pricing model for private placement securities. For equity securities classified as available-for-sale, unrealized gains and losses are reflected in other comprehensive income, net of deferred taxes and related adjustments. Unrealized gains and losses from equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Statement of Income.

     The cost basis of fixed maturities and equity securities are adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net investment gains and losses in the accompanying Statement of Income. The Company continuously monitors securities that have an estimated fair value that is below amortized cost in order to determine if there is any evidence that the decline in estimated fair value is not temporary. Factors considered in evaluating whether a decline in value is other than temporary include: 1) whether the decline is substantial; 2) the amount of time that the fair value has been less than cost; 3) the financial condition and near-term prospects of the issuer; and 4) the Company's ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     Mortgage loans on real estate are carried at unpaid principal balance, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

INVESTMENTS -- (CONTINUED)

agreement. Specific valuation allowances are based upon the fair value of the collateral or the present value of expected future cash flows discounted at the loan's original effective interest rate. The Company also has a general valuation allowance for estimated future credit losses on currently performing mortgages. The general valuation allowance is based on the Company's historical loss experience for the mortgage loan portfolio.

     Policy loans are stated at the aggregate balance due, which approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender.

     Cash equivalents include investments that have original maturities of three months or less at date of purchase and are carried at amortized cost, which approximates fair value.

     Short-term investments that have maturities between three and twelve months at date of purchase are included in fixed maturities on the accompanying Balance Sheet and are carried at amortized cost, which approximates fair value.

     Other long-term investments consist primarily of investments in limited partnerships and limited liability companies, derivatives, investment real estate and collateralized third party commercial loans. Investments in limited partnerships and limited liability companies are carried on the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Collateralized third party commercial loans are reported at outstanding principal balance reduced by any charge-off, specific or general valuation allowance and net of any deferred fees or costs on originated loans or unamortized premiums or discounts on purchased loans. Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the character of the transaction, including whether it has been designated and qualifies as part of a hedging relationship, as discussed in Note 10 -- Derivative Financial Instruments and Risk Management.

     Net investment gains (losses) on sales are generally computed using the specific identification method.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the fair value of securities borrowed and loaned with additional collateral obtained as necessary.

     Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at fair value including accrued interest. It is the Company's policy to generally take possession or control of the securities purchased under these agreements to resell. Assets to be repurchased or resold are the same or substantially the same as the assets borrowed or sold. The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses.

     Acquisition costs for annuity and universal life contracts are amortized in proportion to estimated gross profits over the effective life of the contracts, which is assumed to be 25 years for universal life contracts and 15 years for deferred annuities. Changes in assumptions are reflected as retroactive adjustments in the current year's amortization. The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

DEFERRED POLICY ACQUISITION COSTS -- (CONTINUED)

The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in other comprehensive income.

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances on annuity and universal life contracts are equal to cumulative deposits plus interest credited less withdrawals, mortality and expense charges, and administrative charges. This liability includes amounts that have been assessed to compensate the insurer for services to be performed over future periods.

OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, amounts receivable for undelivered securities, deferred sales inducements, furniture and equipment and capitalized software and web development costs. Furniture and equipment is stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets, which generally ranges from 3 to 10 years. Capitalized external and internal software and web development costs are amortized on a straight-line basis over the estimated useful life of the software, not to exceed 5 years. Other liabilities consist primarily of securities loaned, payable to affiliates, net deferred tax liabilities and repurchase agreements.

RECOGNITION OF INCOME AND RELATED EXPENSES

     Amounts received under annuity and universal life contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income in the period benefited using the same assumptions and factors used to amortize deferred policy acquisition costs. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from whole life and term policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This is accomplished by providing for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in force and, for annuities, in relation to the amount of expected future benefit payments.

FEDERAL INCOME TAXES

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit determined generally on a separate company basis. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement within 30 days of the filing of the consolidated return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets ("DTAs") and liabilities ("DTLs") are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared.

     As a subsidiary of a mutual life insurance company, for December 31, 2004 and prior years, the Company was subject to a tax on its equity base ("EBT"). The EBT is included in the provision for federal income

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FEDERAL INCOME TAXES -- (CONTINUED)

taxes estimated to be payable. An estimated differential earnings rate ("DER") is used to determine the equity base tax. Adjustments to such estimates, including those related to differences between the estimated and final DER, are recorded in income tax expense in the accompanying Statement of Income. The EBT was suspended for the 2001, 2002, and 2003 tax years. Effective with the tax year beginning after December 31, 2004, the EBT has been repealed. No EBT was accrued for in 2004.

SEPARATE ACCOUNTS

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission (SEC), and others that are not registered with the SEC. The separate accounts have varying investment objectives, and are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. At December 31, 2004 and 2003, all separate account assets are stated at fair value. The liability at December 31, 2004 represents the policyholders' interest in the account, and includes accumulated net investment income and realized and unrealized gains and losses on the assets, which generally reflects fair value. At December 31, 2003, the liability represents either the policyholders' interest in the account, which includes accumulated net investment income and realized and unrealized gains and losses on the assets or the amount due to the policyholder pursuant to the terms of the contract.

FAIR VALUES OF FINANCIAL INSTRUMENTS

     Fair values of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans are reported in Note 2 -- Significant Accounting Policies and
Note 3 -- Investments. Fair values of policyholders' account balances are reported in Note 5 -- Policyholders' Liabilities. Fair values of repurchase agreements are included in Note 11 -- Commitments and Contingencies.

BUSINESS RISKS AND UNCERTAINTIES

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, and preferred and common stocks. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. For example, if interest rates rise, the securities in the Company's fixed-income portfolio generally will decrease in value. If interest rates decline, the securities in the fixed-income portfolio generally will increase in value. For various reasons, the Company may, from time to time, be required to sell certain investments at a price and a time when their fair value is less than their book value.

     Mortgage loans, many of which have balloon payment maturities, and equity real estate, are generally illiquid and carry a greater risk of investment losses than investment grade fixed maturities. Furthermore, in periods of declining interest rates, bond calls and mortgage prepayments generally increase, resulting in reinvestment at the prevailing markets rates.

     The Company regularly invests in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Changes in interest rates can have significant effects on the Company's profitability. Under certain circumstances of interest rate volatility, the Company is exposed to disintermediation risk and reduction in net interest spread or profit margins. The fair value of the Company's invested assets fluctuates depending on market and other general economic conditions and the interest rate environment. In addition, mortgage prepayments, life insurance and annuity surrenders and bond calls are affected by interest rate fluctuations. Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no assurance can be given that it will be successful in managing

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

BUSINESS RISKS AND UNCERTAINTIES -- (CONTINUED)

the effects of such volatility and that such volatility will not have a material adverse impact on the Company's financial condition and results of operation.

     Credit defaults and impairments may result in writedowns in the value of fixed income and equity securities held by the Company. Additionally, credit rating agencies may in the future downgrade certain issuers of fixed maturity securities held by the Company due to changing assessments of the credit quality of the issuers.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulations, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any of these changes will be made, whether any such administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The development of policy reserves and deferred policy acquisition costs for the Company's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for policy reserves and deferred policy acquisition costs.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company currently reserves for expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly during the period when account values are less than guaranteed amounts.

CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

RECENT ACCOUNTING PRONOUNCEMENTS

     Effective January 1, 2004, the Company adopted Statement of Position 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-01"). SOP 03-01 provides guidance on (i) the classification and valuation of long-duration contract liabilities, (ii) the accounting for sales inducements, and (iii) separate account presentation and valuation. In accordance with SOP 03-01's guidance for the reporting of certain separate accounts, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities. The Company currently offers enhanced crediting rates or day one bonus payments to contractholders on certain of its annuity products. Through December 31, 2003, the expense associated with offering certain of these day one bonuses was deferred and amortized in proportion to estimated gross profits over the effective life of those contracts. Effective January 1, 2004, upon the Company's adoption of SOP 03-01, the expense associated with offering a day one bonus continues to be deferred and amortized over the life of the related contract using the same methodology and assumption used to amortize deferred policy acquisition costs. Enhanced crediting rates offered in certain annuity products will no longer be eligible for capitalization, consistent with the terms of SOP 03-01. Effective January 1, 2004, amortization associated with expenses previously deferred remains unchanged. For the period ending December 31, 2004, the amortization of sales inducements was $17 million, pretax and is included in interest credited to policyholders' account balances in the accompanying Statement of Income. The cumulative effect of the adoption of SOP 03-01, as of January 1, 2004, resulted in a $2 million decrease in net income and a $1 million increase in other comprehensive income, after tax.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

RECENT ACCOUNTING PRONOUNCEMENTS -- (CONTINUED)

     Effective January 1, 2004, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") Implementation Issue No. B36, "Embedded Derivatives:
Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments ("B36")". B36 indicates that certain reinsurance arrangements, and other similar contracts, in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company's return on certain of its investments, generally contain an embedded derivative feature that should be separately identified and fair valued. As of January 1, 2004, there was no cumulative effect from the adoption of B36 on the Company's results.

     The Company has adopted the provisions of Financial Accounting Standards Board Interpretation No. 46(R) "FIN 46(R)". In January 2003, the FASB issued Interpretation FIN No. 46, "Consolidation of Variable Interest Entities". FIN No. 46 requires a variable interest entity ("VIE") to be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE's activities or entitled to receive a majority of the entity's residual returns. On December 17, 2003, the FASB issued FIN 46(R) ("Revised Interpretation" of FIN 46), which amended certain aspects of FIN46. For all VIEs created before December 31, 2003, the Company will be required to adopt FIN 46(R) as of January 1, 2005. For VIEs created after December 31, 2003, the Company applied FIN 46(R) immediately. At December 31, 2004, the Company held $52 million of invested assets issued by a VIE, created after December 31, 2003, and determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $20 million and private placement structured notes totaling $24 million) and other equity investments (asset-backed securitizations totaling $8 million). This VIE does not require consolidation because management has determined that the Company is not the primary beneficiary. The Company has held $42 million of invested assets issued by VIEs at December 31, 2004, created before December 31, 2003, determined to be significant variable interests under FIN 46(R). These investments consist of fixed maturities (asset-backed securitizations totaling $24 million) and other equity investments (asset-backed securitizations totaling $18 million). These VIEs may be required to consolidate when the new rule becomes effective (January 1, 2005 for these entities). These variable interests are subject to ongoing review for impairment and represent the maximum exposure to losses from the Company's direct involvement with the VIEs. The Company has no additional economic interest in this VIE in the form of derivatives, commitments, related guarantees, credit enhancement or similar instruments and obligations.

NOTE 3 -- INVESTMENTS

FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturities as of December 31, 2004 and 2003, by contractual maturity is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                              2004                       2003
                                                     -----------------------    -----------------------
                                                     AMORTIZED    ESTIMATED     AMORTIZED    ESTIMATED
AVAILABLE FOR SALE                                     COST       FAIR VALUE      COST       FAIR VALUE
------------------                                   ---------    ----------    ---------    ----------
Due in one year or less                               $   869      $   878       $ 1,118      $ 1,127
Due after one year through five years                   6,238        6,436         4,913        5,206
Due after five years through ten years                 10,262       10,807         8,754        9,291
Due after ten years                                     4,416        4,804         4,164        4,441
Mortgage and asset-backed securities:
  U.S. Government or U.S.                               1,453        1,471           303          315
  Government agency
  Other mortgage-backed securities                      7,290        7,540         6,306        6,541
  Other asset-backed securities                         2,558        2,591         2,424        2,480
                                                      -------      -------       -------      -------
     Total Available for Sale                         $33,086      $34,527       $27,982      $29,401
                                                      =======      =======       =======      =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

FIXED MATURITIES -- (CONTINUED)

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):

                                                                           2004
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $ 1,571       $   34         $  7        $ 1,598
U.S. agencies, state and municipal                       461           36            1            496
Foreign governments                                      546           61           --            607
Corporate                                             20,660        1,114           79         21,695
Mortgage-backed securities                             7,290          266           16          7,540
Asset-backed securities                                2,558           45           12          2,591
                                                     -------       ------         ----        -------
     Total Available for Sale                        $33,086       $1,556         $115        $34,527
                                                     =======       ======         ====        =======

                                                                           2003
                                                    ---------------------------------------------------
                                                    AMORTIZED    UNREALIZED    UNREALIZED    ESTIMATED
AVAILABLE FOR SALE                                    COST         GAINS         LOSSES      FAIR VALUE
------------------                                  ---------    ----------    ----------    ----------
U.S. Treasury and U.S. Government corporations and
  agencies                                           $   735       $   21         $  2        $   754
U.S. agencies, state and municipal                       667           33            2            698
Foreign governments                                      515           62            1            576
Corporate                                             17,335        1,112           95         18,352
Mortgage-backed securities                             6,306          259           24          6,541
Asset-backed securities                                2,424           73           17          2,480
                                                     -------       ------         ----        -------
     Total Available for Sale                        $27,982       $1,560         $141        $29,401
                                                     =======       ======         ====        =======

     At December 31, 2004 and 2003, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $47 million and $16 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. Interest income on impaired securities is recognized on a cash basis.

EQUITY SECURITIES

     At December 31, 2004 and 2003, the distribution of gross unrealized gains and losses on available for sale equity securities was as follows (in millions):

                UNREALIZED    UNREALIZED    ESTIMATED
        COST      GAINS         LOSSES      FAIR VALUE
        ----    ----------    ----------    ----------
2004    $38         $3            $1           $40
2003    $46         $2            $1           $47

MORTGAGE LOANS

     The Company's mortgage loans are diversified by property type, location and borrower, and are collateralized by the related property.

     The fair value of the mortgage loan portfolio at December 31, 2004 and 2003 was estimated to be $3,264 million and $2,854 million, respectively. Fair value is determined by discounting the projected cash flows for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities. As mortgage loans are generally intended to be held to maturity, the fair value does not necessarily represent the values for which those loans could have been sold for at December 31, 2004 or 2003.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

MORTGAGE LOANS -- (CONTINUED)

     At December 31, 2004 and 2003, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $83 million and $58 million at fixed and floating interest rates ranging from 2.7% to 7.2% and from 2.7% to 7.8%, respectively. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2004 and 2003, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                    2004                 2003
                              -----------------    -----------------
                              CARRYING    % OF     CARRYING    % OF
                               VALUE      TOTAL     VALUE      TOTAL
                              --------    -----    --------    -----
Property Type:
  Office buildings             $1,022      33.1%    $  943      35.4%
  Retail                          536      17.3%       474      17.8%
  Residential                     762      24.7%       608      22.8%
  Industrial                      419      13.6%       336      12.6%
  Apartment buildings             301       9.7%       269      10.1%
  Other                            50       1.6%        35       1.3%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====
Geographic Region:
  Central                      $  799      25.9%    $  783      29.4%
  South Atlantic                  752      24.3%       684      25.7%
  Pacific                         760      24.6%       563      21.1%
  Middle Atlantic                 557      18.0%       455      17.0%
  New England                     222       7.2%       180       6.8%
                               ------     -----     ------     -----
     Total                     $3,090     100.0%    $2,665     100.0%
                               ======     =====     ======     =====

     The activity in the mortgage loan specific and general reserves as of December 31, 2004 and 2003 is summarized below (in millions):

                                                             2004    2003
                                                             ----    ----
Beginning balance                                             $5     $ 6
Additions (reductions) included in operations                  4      (1)
                                                              --     ---
Ending balance                                                $9     $ 5
                                                              ==     ===

OTHER LONG-TERM INVESTMENTS

     The components of other long-term investments as of December 31, 2004 and 2003 were as follows (in millions):

                                                            2004   2003
                                                            ----   ----
Limited liability company                                   $516   $157
Collateralized third party commercial loans                   68     40
Limited partnerships                                          48     28
Derivatives                                                   21     34
Real estate                                                   11     17
Other                                                          3      4
                                                            ----   ----
     Total other long-term investments                      $667   $280
                                                            ====   ====

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

OTHER LONG-TERM INVESTMENTS -- (CONTINUED)

     Investments in limited liability company represents the Company's investment in the New York Life Short Term Investment Fund ("STIF"), formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a commingled fund managed by New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries or affiliates of New York Life.

     Accumulated depreciation on real estate at December 31, 2004 and 2003 was $5 million and $6 million, respectively. Depreciation expense for December 31, 2004 totaled less than $1 million. For the years ended December 31, 2003 and 2002, depreciation expense totaled $1 million. Depreciation expense is recorded as a component of net investment income in the accompanying Statement of Income.

     Unfunded commitments on limited partnerships and limited liability companies amounted to $9 million at December 31, 2004. There were no unfunded commitments at December 31, 2003.

RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $3 million at December 31, 2004 and 2003 were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities on the accompanying Balance Sheet.

NOTE 4 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                              2004      2003      2002
                                             ------    ------    ------
Fixed maturities                             $1,805    $1,604    $1,448
Equity securities                                 4         2         3
Mortgage loans                                  185       167       170
Policy loans                                     45        46        45
Other long-term investments                      27        30        30
                                             ------    ------    ------
  Gross investment income                     2,066     1,849     1,696
Investment expenses                             (60)      (48)      (49)
                                             ------    ------    ------
  Net investment income                      $2,006    $1,801    $1,647
                                             ======    ======    ======

     For the years ended December 31, 2004, 2003 and 2002, investment gains (losses) computed generally under the specific identification method were as follows (in millions):

                                                 2004                           2003                           2002
                                       -------------------------      -------------------------      -------------------------
                                       GAINS              LOSSES      GAINS              LOSSES      GAINS              LOSSES
                                       -----              ------      -----              ------      -----              ------
Fixed maturities.....................  $142               $ (98)      $192               $(176)      $192               $(236)
Equity securities....................    13                  (1)         5                  (7)         8                  (8)
Mortgage loans.......................    --                  (4)         2                  (4)         1                  (1)
Derivative instruments...............    --                 (23)         1                  (4)         1                  (4)
Other long-term investments..........     3                  (1)        --                 (12)        --                  (2)
                                       ----               -----       ----               -----       ----               -----
     Subtotal........................  $158               $(127)      $200               $(203)      $202               $(251)
                                       ====               =====       ====               =====       ====               =====
Total net investment gains
  (losses)...........................            $31                            $(3)                           $(49)
                                                 ===                            ===                            ====

     On April 1, 2002, the Company transferred the convertible bond and preferred stock portfolios from available-for-sale into the trading category. The net gain released from unrealized gains in accumulated other comprehensive income in the accompanying Balance Sheet and reflected in net investment gains (losses) in the accompanying Statement of Income at the date of transfer amounted to $3 million, pre-tax. The convertible portfolio was subsequently sold during 2002.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)

     The gross gains and losses on trading securities amounted to $16 million and $20 million for the year ended December 31, 2004. The gross gains and losses on trading securities amounted to $21 million and $73 million for the year ended December 31, 2003. The gross gains and losses on trading securities amounted to $3 million and $7 million for the period April 1, 2002 through December 31, 2002. Trading gains and losses are included in net investment gains (losses) in the accompanying Statement of Income.

     Related losses from other-than-temporary impairments in fixed maturities (included in gross investment losses on fixed maturities above) were $10 million, $24 million and $70 million for the years ended December 31, 2004, 2003 and 2002, respectively. Related losses from other-than-temporary impairments in equities (included in gross investment losses on equity securities above) were $0 million, $7 million and $0 million at December 31, 2004, 2003 and 2002, respectively.

     The following table presents the Company's gross unrealized losses and fair values for fixed maturities and equities with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in an unrealized loss position, at December 31, 2004 and 2003 (in millions):

                                                                           2004
                                              ---------------------------------------------------------------
                                                   LESS THAN           GREATER THAN
                                                   12 MONTHS             12 MONTHS               TOTAL
                                              -------------------   -------------------   -------------------
                                               FAIR    UNREALIZED    FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                              VALUE      LOSSES     VALUE      LOSSES     VALUE      LOSSES
----------------                              ------   ----------   ------   ----------   ------   ----------
Fixed Maturities
U.S. Treasury and U.S. Government
  corporations and agencies                   $  310      $ 3       $   74      $ 4       $  384      $  7
U.S. agencies, state and municipal                49        *           15        1           64         1
Foreign governments                               16        *           --       --           16         *
Corporate                                      3,432       45          841       34        4,273        79
Mortgage-backed securities                     1,028       11          125        5        1,153        16
Asset-backed securities                          752        6           52        6          804        12
                                              ------      ---       ------      ---       ------      ----
     TOTAL FIXED MATURITIES                    5,587       65        1,107       50        6,694       115
                                              ------      ---       ------      ---       ------      ----
                  EQUITIES
                  --------
Common Stock                                       1        *           --       --            1         *
Preferred Stock                                    6        1           --       --            6         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL EQUITIES                                7        1           --       --            7         1
                                              ------      ---       ------      ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES    $5,594      $66       $1,107      $50       $6,701      $116
                                              ======      ===       ======      ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 4 -- INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES -- (CONTINUED)


                                                                             2003
                                                --------------------------------------------------------------
                                                     LESS THAN           GREATER THAN
                                                     12 MONTHS            12 MONTHS               TOTAL
                                                -------------------   ------------------   -------------------
                                                 FAIR    UNREALIZED   FAIR    UNREALIZED    FAIR    UNREALIZED
FIXED MATURITIES                                VALUE      LOSSES     VALUE     LOSSES     VALUE      LOSSES
----------------                                ------   ----------   -----   ----------   ------   ----------
U.S. Treasury and U.S. Government corporations
  and agencies                                  $  319      $  2      $ --       $--       $  319      $  2
U.S. agencies, state and municipal                 109         2        --        --          109         2
Foreign governments                                 39         1        --        --           39         1
Corporate                                        2,306        72       338        23        2,644        95
Mortgage-backed securities                       1,184        24         1         *        1,185        24
Asset-backed securities                            344         9        58         8          402        17
                                                ------      ----      ----       ---       ------      ----
     TOTAL FIXED MATURITIES                      4,301       110       397        31        4,698       141
                                                ------      ----      ----       ---       ------      ----
                   EQUITIES
                   --------
Preferred Stock                                     --        --         4         1            4         1
                                                ------      ----      ----       ---       ------      ----
     TOTAL TEMPORARILY IMPAIRED SECURITIES      $4,301      $110      $401       $32       $4,702      $142
                                                ======      ====      ====       ===       ======      ====

---------------

* Unrealized loss is less than $1 million.

     CORPORATE BONDS: The amount of unrealized losses on the Company's investment in corporate bonds is principally due to changes in interest rates and widening spreads due to market conditions in certain sectors such as airlines and telecommunications that contributed to the decline in fair value. Because the securities continue to meet their contractual payments, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     MORTGAGE-BACKED SECURITIES: The unrealized losses on these investments were caused by interest rate increases. Securities issued by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Government National Mortgage Association that are either direct agencies of or agencies sponsored by the U.S. government, provide a US government guarantee of the contractual cash flows of these investments. Accordingly, it is expected that the securities would not be settled at a price less than amortized cost. Because the decline in market value is attributable to changes in interest rates, the Company has the ability and intent to retain the investment for the period of time sufficient to allow for an anticipated recovery in value.

     ASSET-BACKED SECURITIES: The unrealized losses on these investments are principally due to changes in interest rates. The Company measures it asset-backed portfolio for impairments based on the security's credit rating and whether it has an unrealized loss. Where the securities fair value is below its amortized cost and there are negative changes in estimated future cash flows, the securities are deemed impaired and a realized loss is recognized in net income in the accompanying Statement of Income.

NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the accompanying Balance Sheet as a component of accumulated other comprehensive income. Changes in these amounts include reclassification adjustments for prior period unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NET UNREALIZED INVESTMENT GAINS (LOSSES) -- (CONTINUED)

(losses) in the accompanying Statement of Income. The amounts for the years ended December 31, 2004, 2003 and 2002 are as follows (in millions):

                                                         2004    2003    2002
                                                         ----    ----    -----
Net unrealized investment gains (losses), beginning of
  the year                                               $590    $451    $ 104
                                                         ----    ----    -----
Changes in net unrealized investment gains (losses)
  attributable to:
  Investments:
     Net unrealized investment gains arising during the
       period                                              51     132      663
     Less: Reclassification adjustments for gains
       (losses) included in net income                     57      18        9
                                                         ----    ----    -----
     Change in net unrealized investment gains
       (losses), net of adjustments                        (6)    114      654
Impact of net unrealized investment gains (losses) on:
  Policyholders' account balances and future policy
     benefits                                              (7)     26      (15)
  Deferred policy acquisition costs                        62      (1)    (289)
  Other assets (deferred sales inducements)                14      --       --
                                                         ----    ----    -----
Change in net unrealized investment gains (losses)         63     139      350
                                                         ----    ----    -----
Transfer of Taiwan branch to an affiliated company         --      --       (3)
                                                         ----    ----    -----
Net unrealized investment gains (losses), end of year    $653    $590    $ 451
                                                         ====    ====    =====

     Net unrealized gains on investments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $27 million, $71 million and $357 million, respectively.

     Reclassification adjustments reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense of $31 million, $10 million and $5 million, respectively.

     Policyholders' account balances and future policy benefits reported in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax (benefit) expense of $(4) million, $14 million and $(8) million, respectively.

     Deferred policy acquisition costs in the preceding table for the years ended December 31, 2004, 2003 and 2002 are net of income tax expense (benefit) of $33 million, $0 million and $(156) million, respectively.

     Other assets (deferred sales inducements) in the preceding table for the year ended December 31, 2004 is net of income tax expense of $8 million.

     On July 1, 2002, the cumulative unrealized gain associated with the Taiwan branch was transferred to an affiliated company as described in Note
12 -- Related Party Transactions.

NOTE 5 -- POLICYHOLDERS' LIABILITIES

POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2004 and 2003 were as follows (in millions):

                                                              2004       2003
                                                             -------    -------
Deferred annuities                                           $18,840    $15,733
Universal life contracts                                      15,681     13,457
Other                                                            194        176
                                                             -------    -------
  Total Policyholders' Account Balances                      $34,715    $29,366
                                                             =======    =======

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

POLICYHOLDERS' ACCOUNT BALANCES -- (CONTINUED)

     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable. This liability also includes a liability for amounts that have been assessed to compensate the insurer for services to be performed over future periods. For deferred annuities, account value approximates fair value.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2004:

PRODUCT                          INTEREST RATE    WITHDRAWAL/SURRENDER CHARGES
-------                          --------------  -------------------------------
Deferred annuities               2.10% to 7.15%  Surrender charges 0% to 10% for
                                                 up to 10 years.
Universal life contracts         3.40% to 6.69%  Various up to 19 years.

FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Life insurance:
  Taiwan business -- 100% coinsured                           $1,021    $  716
  Other life                                                      46        55
                                                              ------    ------
     Total life insurance                                      1,067       771
Individual annuities                                             293       256
                                                              ------    ------
  Total Future Policy Benefits                                $1,360    $1,027
                                                              ======    ======

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2004:

PRODUCT                                  MORTALITY            INTEREST RATE         ESTIMATION METHOD
-------                        -----------------------------  -------------   -----------------------------
Life insurance:                Based upon pricing              3.7% - 7.5%    Net level premium reserve
  Taiwan business --           assumptions at time of policy                  taking into account death
  100% coinsured               issuance with provision for                    benefits, lapses and
                               adverse deviations ("PAD").                    maintenance expenses with
                                                                              PAD.
Individual payout annuities    Based upon pricing              5.5% - 9.5%    Present value of expected
                               assumptions at time of policy                  future payments at a rate
                               issuance with PAD.                             expected at issue with PAD.

GUARANTEED MINIMUM BENEFITS

     At December 31, 2004 and 2003, the Company had the following variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) For guarantees of amounts in the event of death, the net amount at risk is defined as the current guaranteed minimum death benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as the guaranteed minimum accumulation benefit ("GMAB") minus the current account balance.

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

          b) Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals)

     The following chart provides the account value, net amount at risk and average attained age of contractholders at December 31, 2004 for GMDB's and GMAB's ($ in millions):

                                              RETURN OF NET DEPOSITS           RATCHET
                                         --------------------------------   --------------
                                             IN THE       ACCUMULATION AT       IN THE
                                         EVENT OF DEATH   SPECIFIED DATE    EVENT OF DEATH
                                             (GMDB)           (GMAB)            (GMDB)
                                         --------------   ---------------   --------------
Account value                                $3,412            $574            $12,166
Net amount at risk                           $   49            $  3            $   475
Average attained age of contract
  holders                                        56              --                 57

     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits in the accompanying Balance Sheet:

                                                GUARANTEED     GUARANTEED
                                                 MINIMUM        MINIMUM
                                                  DEATH       ACCUMULATION
                                                 BENEFIT        BENEFIT
                                                  (GMDB)         (GMAB)       TOTALS
                                                ----------    ------------    ------
Balance at January 1, 2004                         $29             $2          $31
  Incurred guarantee benefits                        1              1            2
  Paid guarantee benefits                           (7)            --           (7)
                                                   ---             --          ---
Balance at December 31, 2004                       $23             $3          $26
                                                   ===             ==          ===

     For guaranteed minimum accumulation benefits, incurred guaranteed minimum benefits incorporates all changes in fair value other than amounts resulting from paid guarantee benefits. The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2004:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 6.53% to 6.89%.

     - Volatility assumption was 15%.

     - Mortality was assumed to be 90% of the Annuity 2000 table.

     - Lapse rates vary by contract type and duration and range from 1% to 20%, with an average of 4%.

     - Discount rates ranged from 5.89% to 7.61%.

     The following table presents the aggregate fair value of assets, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB -- (CONTINUED)

GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                              DECEMBER 31, 2004
                                                              -----------------
                                                                GMDB      GMAB
INVESTMENT FUND OPTION:                                       --------    -----
Equity                                                        $ 6,418     $344
  Fixed income                                                  2,331      107
  Balanced                                                      1,683       62
  Other                                                         4,961       62
                                                              -------     ----
     Total                                                    $15,393     $575
                                                              =======     ====

NO LAPSE GUARANTEE

     The no lapse guaranteed feature contained in variable and interest-sensitive life insurance policies keeps these policies in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

     The following table summarizes the no lapse guarantee liabilities reflected in the General Account in future policy benefits on the accompanying Balance Sheet (in millions):

                                                              NO LAPSE
                                                              GUARANTEE
                                                                (NLG)
                                                              ---------
Balance at January 1, 2004                                       $--
  Impact of adoption of SOP 03-01                                  5
  Other changes in reserve                                         6
                                                                 ---
Balance at December 31, 2004                                     $11
                                                                 ===

NOTE 6 -- SEPARATE ACCOUNTS

     The Company maintains twenty separate accounts for its variable deferred annuity and variable life products; nine of these are registered with the Securities and Exchange Commission. The assets of these separate accounts represent investments in shares of the New York Life sponsored Mainstay VP Series Funds and other non-proprietary funds. The assets in separate accounts for December 31, 2004 and 2003 are as follows:

                                                              2004       2003
                                                             -------    -------
Registered                                                   $12,615    $10,807
Non-registered                                                    89         59
                                                             -------    -------
  Total separate account assets                              $12,704    $10,866
                                                             =======    =======

     As discussed in Note 2 -- Significant Accounting Policies, the Company adopted SOP 03-01. Upon adoption at January 1, 2004, the Company reclassified $768 million of separate account assets to general account assets and $680 million of separate account liabilities to policyholders' account balances and other liabilities.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 7 -- DEFERRED POLICY ACQUISITION COSTS

     An analysis of deferred policy acquisition costs ("DAC") for the years ended December 31, 2004, 2003 and 2002 was as follows (in millions):

                                                      2004      2003      2002
                                                     ------    ------    ------
Balance at beginning of year                         $2,180    $1,781    $1,887
  Reclassification due to adoption of SOP 03-01        (156)       --        --
  Current year additions                                586       645       630
  Amortized during year                                (268)     (245)     (189)
  Adjustment for change in unrealized investment
     gains                                               95        (1)     (445)
  Transfer of Taiwan branch to an affiliated
     company                                             --        --      (102)
                                                     ------    ------    ------
Balance at end of year                               $2,437    $2,180    $1,781
                                                     ======    ======    ======

     As discussed in Note 2 -- Significant Account Policies, effective January 1, 2004, the Company adopted SOP 03-01. The Company reclassified $156 million in capitalized sales inducements from DAC to Other Assets on the accompanying Balance Sheet.

     On July 1, 2002, the assets and liabilities including deferred policy acquisition costs associated with the Taiwan branch were transferred to an affiliated company, as described in Note 12 -- Related Party Transactions.

NOTE 8 -- FEDERAL INCOME TAXES

     A summary of income tax expense (benefit) included in the accompanying Statement of Income was as follows (in millions):

                                                           2004    2003    2002
                                                           ----    ----    ----
Current:
  Federal                                                  $ 85    $ 94    $(1)
  State and local                                             2       5      1
                                                           ----    ----    ---
                                                             87      99     --
Deferred:
  Federal                                                    63      17     (1)
                                                           ----    ----    ---
Income tax expense/(benefit)                               $150    $116    $(1)
                                                           ====    ====    ===

     The components of the net deferred tax liability as of December 31, 2004 and 2003 were as follows (in millions):

                                                               2004      2003
                                                              ------    ------
Deferred tax assets:
  Future policyholder benefits                                $  550    $  534
  Employee and agents benefits                                    69        62
                                                              ------    ------
     Gross deferred tax assets                                   619       596
                                                              ------    ------
Deferred tax liabilities:
  Deferred policy acquisition costs                              646       517
  Investments                                                    521       526
  Other                                                            4         9
                                                              ------    ------
     Gross deferred tax liabilities                            1,171     1,052
                                                              ------    ------
       Net deferred tax liability                             $  552    $  456
                                                              ======    ======

     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 8 -- FEDERAL INCOME TAXES -- (CONTINUED)

that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

     Set forth below is a reconciliation of the statutory Federal income tax rate to the effective tax rate for 2004, 2003 and 2002:

                                                           2004    2003    2002
                                                           ----    ----    -----
Statutory Federal income tax rate                          35.0%   35.0%    35.0%
True down of prior year equity base tax                      --      --    (22.9)
Tax exempt income                                          (1.9)   (2.8)    (6.0)
Foreign branch termination                                   --      --     (3.8)
Other                                                      (0.3)   (1.2)    (2.9)
                                                           ----    ----    -----
Effective tax rate                                         32.8%   31.0%    (0.6)%
                                                           ====    ====    =====

     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2004 and 2003, the Company had recorded an income tax receivable from New York Life of $49 million and $38 million, respectively, included in Other Assets on the accompanying Balance Sheet.

     The Company's federal income tax returns are routinely examined by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1998 and has begun auditing tax years 1999 through 2001. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     As discussed in Note 2 -- Significant Accounting Policies, the Company's equity base tax was suspended for the three year period beginning 2001 and permanently repealed effective with the tax year beginning after December 31, 2004. The Company accrued $17 million in the equity base tax in 2001 prior to passage of this legislation. This amount was released in 2002 and reflected as an adjustment to 2002 current income tax expense (benefit) in the accompanying Statement of Income. No equity base tax was accrued for in 2004.

NOTE 9 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to significant losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 61% of the reinsurance ceded to non-affiliates at December 31, 2004.

     In December 2004, the Company reinsured 90% of a block of inforce life insurance business, consisting of Universal Life, Variable Universal Life (VUL), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the General Account and modified coinsurance (MODCO) for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under B36, the Funds Withheld and the MODCO treaties, along with the experience rating refund, represent embedded derivatives which are required to be carried at fair value. The fair value of these embedded derivatives at December 31, 2004 is $0 million.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 9 -- REINSURANCE -- (CONTINUED)

     As discussed in Note 12 -- Related Party Transactions, the transfer of the Company's insurance book of business associated with the Company's Taiwan branch, effective July 1, 2002, is accounted for as a long-duration coinsurance transaction.

     The effects of all reinsurance for the years ended December 31, 2004, 2003 and 2002 were as follows (in millions):

                                                        2004     2003     2002
                                                       ------    -----    ----
Premiums:
  Direct                                               $  171    $ 174    $225
  Assumed                                                   1       --      --
  Ceded                                                  (143)    (171)    (81)
                                                       ------    -----    ----
Net premiums                                           $   29    $   3    $144
                                                       ======    =====    ====
FAS 97 fee income ceded                                $  111    $  98    $ 83
                                                       ======    =====    ====
Policyholders' benefits ceded                          $  221    $ 108    $ 79
                                                       ======    =====    ====
Increase in ceded liabilities for future policyholder
  benefits                                             $    7    $   6    $ (1)
                                                       ======    =====    ====
Amounts recoverable from reinsurer                     $5,935    $ 788    $695
                                                       ======    =====    ====
Amounts payable to reinsurer                           $4,553    $  16    $ 12
                                                       ======    =====    ====
Other liabilities (deferred gain)                      $  244    $  --    $ --
                                                       ======    =====    ====

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include interest rate options and interest rate and currency swaps. The Company does not engage in derivative financial instrument transactions for speculative purposes.

     The Company deals with highly rated counter-parties and does not expect the counter-parties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counter-parties within specified dollar limits and assessing the future creditworthiness of counter-parties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

     To further minimize risk, credit support annexes are negotiated as part of swap documentation entered into by the Company with counter-parties. The credit support annex requires that a swap counterparty post collateral to secure that portion of its anticipated swap obligation in excess of a specified threshold. The threshold declines with a decline in the counter-parties' rating. Collateral received is invested in short-term investments.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or discounted cash flows of the hedging instrument is within 80-125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy.

     For fair value hedges, the Company generally uses a qualitative assessment to measure hedge effectiveness. For cash flow hedges of interest rate risk, the Company uses either qualitative assessment, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate. The

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 10 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT -- (CONTINUED)

Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item, (ii) the derivative expires or is sold, terminated, or exercised, (iii) the derivative is de-designated as a hedge instrument, (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

     For cash flow hedges, in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities, the accounting treatment depends on the effectiveness of the hedge. To the extent these derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will not be included in current earnings but are reported as changes in other comprehensive income. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses). The Company's cash flow hedges primarily include hedges of floating rate available-for-sale securities. During 2004 and 2003, there was no hedge ineffectiveness recognized in net investment gains (losses) related to cash flow hedges. The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate. There were $182 million and $224 million in notional value of cash flow hedges at December 31, 2004 and December 31, 2003, respectively. The estimated amount of existing gains and losses that are reported in other comprehensive income at December 31, 2004 and 2003 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is $0 million and $4 million, respectively.

     For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in net investment losses, together with changes in the fair value of the related hedged item. The net amount, representing hedge ineffectiveness, is reflected in earnings.

     Fair value hedge accounting is discontinued immediately when it is determined that the derivative no longer qualifies as an effective fair value hedge. The derivative will continue to be carried on the balance sheet at its fair value, but the changes in the fair value of the hedged asset or liability will no longer offset the changes in the fair value of the derivative. The Company held no fair value hedges at December 31, 2004 and 2003.

     Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses). The Company has derivative instruments that do not qualify for hedge accounting treatment, which include interest rate options and various interest rate swaps. There were $6 billion and $4 billion in notional value of non-qualifying hedges at December 31, 2004 and December 31, 2003, respectively.

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value. As of December 31, 2004 and 2003, there were no such embedded derivatives that could not be separated from their host contracts.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 11 -- COMMITMENTS AND CONTINGENCIES

LITIGATION

     The Company is a defendant in individual suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets. The Company is not aware of, nor has it received notification of any significant insolvency by insurance companies.

LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on securities held. At December 31, 2004 and 2003, $1,082 million and $1,424 million, respectively, of the Company's fixed maturity securities were on loan to others. Collateral on loan securities is obtained in accordance with our policy disclosed in Note 2 -- Significant Accounting Policies. The fair value of securities loaned is monitored, with additional collateral obtained, as necessary. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

     At December 31, 2004 and 2003, the Company recorded cash collateral received under these agreements of $1,105 million and $1,474 million, respectively, and established a corresponding liability for the same amount included in other liabilities in the accompanying Balance Sheet.

     The Company enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, the Company obtains the use of funds from a broker for generally one month. The liability reported in the accompanying Balance Sheet (included in other liabilities) at December 31, 2004 of $1,021 million ($155 million at December 31, 2003) approximates fair value. The investments acquired with the funds received from the securities sold are included in both fixed maturities and cash and cash equivalents in the accompanying Balance Sheet.

NOTE 12 -- RELATED PARTY TRANSACTIONS

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $585 million, $559 million and $537 million for the years ended December 31, 2004, 2003 and 2002, respectively, are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     In addition, the Company is allocated post-retirement and post-employment benefits other than pensions, which are held by New York Life. The Company was allocated $30 million for its share of the net periodic

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

post-retirement benefits expense in 2004 ($27 million and $13 million in 2003 and 2002, respectively) and an expense of $1 million in 2004 ($(2) million in 2003 and 2002) for the post-employment benefits expense under the provisions of the service agreement. The expenses are reflected in operating expenses and net investment income in the accompanying Statement of Income.

     The Company has entered into an investment advisory and administrative services agreement with New York Life Investment Management LLC ("NYLIM"), an indirect wholly owned subsidiary of New York Life, to provide investment advisory services to the Company. At December 31, 2004, 2003 and 2002, the total cost for these services amounted to $31 million, $23 million and $29 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYLIM has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYLIM for the years ended December 31, 2004, 2003 and 2002 of $11 million, $9 million and $9 million, respectively.

     At December 31, 2004 and 2003, the Company had a net liability of $202 million and $186 million, respectively, for the above described services which are included in other liabilities in the accompanying Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days.

     The Company is the obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 5.32% to 7.81%. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements. At December 31, 2004 and 2003, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Balance Sheet amounted to $3,712 million and $3,306 million, respectively.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third party obligations under certain structured settlement agreements. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2004 and 2003, the amount of outstanding reserves on these contracts included in future policy benefits was $180 million and $178 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company recorded commission expense to NYLIFE Securities' registered representatives of $94 million, $89 million and $71 million, for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Company has a credit agreement with New York Life wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2004 and December 31, 2003.

     The Company also has a credit agreement with New York Life in which the Company can borrow up to $490 million. No outstanding balance was due to New York Life at December 31, 2004 and December 31, 2003. Interest expense for 2004, 2003 and 2002 was less than $1 million.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 12 -- RELATED PARTY TRANSACTIONS -- (CONTINUED)

     As an alternative credit facility to the foregoing credit arrangement with New York Life, on December 23, 2004, the Company entered into a credit agreement with New York Life Capital Corporation, an indirect wholly owned subsidiary of New York Life, in which the Company can borrow up to $490 million. As of December 31, 2004, a $233 million outstanding balance was due to New York Life Capital Corporation (with various maturities through February 3, 2005) and is included in other liabilities. Interest expense for 2004 was less than $1 million.

     During August 2003, the Company transferred without recourse several private placement debt securities to Madison Capital Funding LLC ("MCF"). MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2004 and 2003, the Company had recorded a receivable from MCF, included in other assets, of $5 million and $23 million, respectively. The Company received interest payments from MCF of $2 million and less than $1 million for the years ended December 31, 2004 and 2003, respectively.

     Effective July 1, 2002, the Company transferred $37 million in net assets associated with the Company's Taiwan branch including Taiwan's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life.

     The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected on the Company's Statement of Income. Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                          2004     2003
                                                         ------    ----
Amounts recoverable from reinsurers                      $1,021    $716
Premiums ceded                                              130     171
Benefits ceded                                               81      38

     The Company received a capital contribution of $500 million in 2003 from its parent company, New York Life.

     The Company has issued various Corporate Owned Life policies to New York Life, including $527 million sold during 2004, for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, the Company recorded liabilities of approximately $1,798 million and $1,138 million, respectively, which are included in policyholders' account balances and separate account liabilities on the accompanying Balance Sheet.

     The Company has also issued various Corporate Owned Life policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. For the years ended December 31, 2004 and 2003, policyholders' account balances and separate account liabilities related to these policies aggregated $267 million and $252 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the year ended December 31, 2004, the Company recorded commission and fee expense to NYLINK agents of $7 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 9 - Reinsurance for more details).

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

NOTE 13 -- SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes paid were $98 million, $173 million and $30 million during 2004, 2003 and 2002, respectively.

     Total interest paid was $10 million, $10 million and $7 million during 2004, 2003 and 2002, respectively.

     Non-cash financing activity in 2002 consists of the transfer of $79 million in net liabilities associated with the Taiwan branch to an affiliated company (see Note 12 - Related Party Transactions).

NOTE 14 -- STATUTORY FINANCIAL INFORMATION

     Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The Delaware Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware Insurance Law. In making such determinations the Department gives no consideration to financial statements prepared in accordance with accounting principles generally accepted in the United States of America.

     At December 31, 2004 and 2003, statutory stockholder's equity was $2,009 million and $1,882 million, respectively. Statutory net income/(loss) for the years ended December 31, 2004, 2003 and 2002 was $224 million, $20 million and $(95) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. No dividends were paid or declared for the years ended December 31, 2004, 2003 and 2002. As of December 31, 2004, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $574 million. The maximum amount of dividends that may be paid in 2005 without prior approval is $228 million.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

In our opinion, the accompanying balance sheet and the related statements of income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation (the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
New York, NY
February 28, 2005